SEC. FILE NOS. 33-17917
               811-5364

                         SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549

                                       FORM N-1A
                                Registration Statement
                                        Under
                               the Securities Act of 1933
                             Post-Effective Amendment No. 18
                                         and
                                 Registration Statement
                                        Under
                             The Investment Company Act of 1940
                                  Amendment No. 21

                              AMERICAN HIGH-INCOME TRUST
                   (Exact Name of Registrant as specified in charter)
                                333 South Hope Street
                            Los Angeles, California 90071
                       (Address of principal executive offices)

                   Registrant's telephone number, including area code:
                                   (213) 486-9200


                             JULIE F. WILLIAMS, SECRETARY
                              AMERICAN HIGH-INCOME TRUST
                                 333 SOUTH HOPE STREET
                            LOS ANGELES, CALIFORNIA 90071
                      (NAME AND ADDRESS OF AGENT FOR SERVICE)


                                    Copies to:
                               ROBERT E. CARLSON, ESQ.
                        PAUL, HASTINGS, JANOFSKY & WALKER LLP
                               555 S. FLOWER STREET
                            LOS ANGELES, CA 90071-2371
                           (COUNSEL FOR THE REGISTRANT)

                 Approximate date of proposed public offering:
It is proposed that this filing become effective on March 15, 2000, pursuant to paragraph (b) of rule 485.

                         American High-Income Trust/SM/

                                   Prospectus
                                 MARCH 15, 2000



 THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED
 OR DISAPPROVED OF THESE SECURITIES. FURTHER, IT HAS NOT DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS
 A CRIMINAL OFFENSE.

 ---------------------------------------------------------
 AMERICAN HIGH-INCOME TRUST

 333 South Hope Street
 Los Angeles, California 90071


 TABLE OF CONTENTS
 -------------------------------------------------------
  Risk/Return Summary                               2
 -------------------------------------------------------
  Fees and Expenses of the Fund                     5
 -------------------------------------------------------
  Investment Objectives, Strategies and Risks       6
 -------------------------------------------------------
  Management and Organization                       9
 -------------------------------------------------------
  Shareholder Information                          11
 -------------------------------------------------------
  Choosing a Share Class                           12
 -------------------------------------------------------
  Purchase and Exchange of Shares                  13
 -------------------------------------------------------
  Sales Charges                                    14
 -------------------------------------------------------
  Sales Charge Reductions and Waivers              16
 -------------------------------------------------------
  Plans of Distribution                            17
 -------------------------------------------------------
  How to Sell Shares                               18
 -------------------------------------------------------
  Distributions and Taxes                          19
 -------------------------------------------------------
  Financial Highlights                             20
 -------------------------------------------------------
  Appendix                                         21
 -------------------------------------------------------

AMERICAN HIGH-INCOME TRUST / PROSPECTUS
                                                               AHIT-010-0300/RRD

 ---------------------------------------------------------
 RISK/RETURN SUMMARY

 The fund seeks to provide you with a high level of current income and, secondarily, capital appreciation. The fund seeks to achieve these objectives by investing primarily in a broad range of lower quality, higher yielding debt securities that also provide an opportunity to increase in value. Typically, when an issuer's financial health improves, its bond rating is often upgraded and as a result its value tends to rise.

 The fund is designed for investors seeking a high level of current income and who are able to tolerate greater credit risk and price fluctuations than funds investing in higher quality bonds. An investment in the fund is subject to risks, including the possibility that the fund may decline in value in response to economic, political or social events in the U.S. or abroad.

 The values of debt securities may be affected by changing interest rates and credit risk assessments. Lower quality and longer maturity bonds may be subject to greater price fluctuations than higher quality and shorter maturity bonds. The prices of equity securities owned by the fund may be affected by events specifically involving the companies issuing those securities. Although all securities in the fund's portfolio may be adversely affected by currency fluctuations or world political, social and economic instability, investments outside the U.S. may be affected to a greater extent.

 Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

 YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE LIKELIHOOD OF LOSS IS GREATER IF YOU INVEST FOR A SHORTER PERIOD OF TIME.

                                         AMERICAN HIGH-INCOME TRUST / PROSPECTUS

 INVESTMENT RESULTS

 The following information provides some indication of the risks of investing in the fund by showing changes in the fund's investment results from year to year and by showing how the fund's average annual returns for various periods compare with those of a broad measure of market performance. Past results are not an indication of future results.



                 CALENDAR YEAR TOTAL RETURNS FOR CLASS A SHARES

   (Results do not include a sales charge; if one were included, results would be lower.)

 ------------------------------------------------------------------------------
 [bar chart]
 1990    0.07%
 1991   32.36%
 1992   14.29%
 1993   17.22%
 1994   -5.11%
 1995   20.68%
 1996   13.75%
 1997   12.20%
 1998    1.64%
 1999    7.55%
 [end bar chart]



 The fund's highest/lowest quarterly results during this time period were:

 HIGHEST                13.95%   (quarter ended March 31, 1991)
 LOWEST                 -8.09%  (quarter ended September 30, 1998)

AMERICAN HIGH-INCOME TRUST / PROSPECTUS

 For periods ended December 31, 1999:

 AVERAGE ANNUAL
 TOTAL RETURN                       ONE YEAR  FIVE YEARS  TEN YEARS   LIFETIME
 Class A/1/
 (with the maximum sales charge      3.52%      10.14%     10.56%      10.08%
 deducted)
 ------------------------------------------------------------------------------
 Class B/2/                           N/A         N/A        N/A         N/A
 ------------------------------------------------------------------------------
 CS First Boston High Yield Index    3.28%       9.07%     11.06%       9.89%
 /3/
 ------------------------------------------------------------------------------


 Class A yield:  8.72%
 (For current yield information, please call American FundsLine/r/ at 1-800-325-3590)


 1 The fund began investment operations for Class A shares on February 19, 1988.

 2 The fund is beginning investment operations for Class B shares on March 15, 2000.

 3 The Credit Suisse First Boston High Yield Index is an unmanaged, trader-priced portfolio constructed to mirror the high yield debt market (revisions to the index are effected weekly). This index does not reflect sales charges, commissions or expenses. The lifetime figure is from the date the fund's Class A shares began investment operations.



 Unlike the bar chart on the previous page, this table reflects the fund's investment results with the maximum initial or deferred sales charge deducted, as required by Securities and Exchange Commission rules. Class A share results are shown with the maximum initial sales charge of 3.75% deducted. Sales charges are reduced for purchases of $100,000 or more. Results would be higher if they were calculated at net asset value. All fund results reflect the reinvestment of dividend and capital gain distributions.

 Class B shares are subject to a maximum deferred sales charge of 5.00% if shares are redeemed within the first year of purchasing them. The deferred sales charge declines thereafter until it reaches 0% after six years. Class B shares convert to Class A shares after eight years. Since the fund's Class B shares begin investment operations on March 15, 2000, no results are available as of the date of this prospectus.

                                         AMERICAN HIGH-INCOME TRUST / PROSPECTUS

 ---------------------------------------------------------
 FEES AND EXPENSES OF THE FUND

 SHAREHOLDER FEES
 (fees paid directly from your investment)             CLASS A    CLASS B
 --------------------------------------------------------------------------
 Maximum sales charge imposed on purchases              3.75%/1/   0.00%
 (as a percentage of offering price)
 --------------------------------------------------------------------------
 Maximum sales charge imposed on reinvested dividends   0.00%      0.00%
 --------------------------------------------------------------------------
 Maximum deferred sales charge                          0.00%/2/   5.00%/3/
 --------------------------------------------------------------------------
 Redemption or exchange fees                            0.00%      0.00%


 1 Sales charges are reduced or eliminated for purchases of $100,000 or more.

 2 A contingent deferred sales charge of 1% applies on certain redemptions made within 12 months following purchases of $1 million or more made without a sales charge.

 3 Deferred sales charges are reduced after 12 months and eliminated after six years.

 ANNUAL FUND OPERATING EXPENSES
 (expenses that are deducted from fund assets)  CLASS A    CLASS B/1/
 -----------------------------------------------
 Management Fees                                 0.46%       0.46%
 Distribution and/or Service (12b-1) Fees        0.25%/2/    1.00%/3/
 Other Expenses                                  0.11%       0.11%
 Total Annual Fund Operating Expenses            0.82%       1.57%


 1 Based on estimated amounts for the current fiscal year.

 2 Class A 12b-1 expenses may not exceed 0.30% of the fund's average net assets annually.

 3 Class B 12b-1 expenses may not exceed 1.00% of the fund's average net assets annually.

 EXAMPLE

 This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated, that your investment has a 5% return each year and that the fund's operating expenses remain the same as shown above. The Class A example reflects the maximum initial sales charge in Year One. The Class B-assuming redemption example reflects applicable contingent deferred sales charges through Year Six (after which time they are eliminated). Both Class B examples reflect Class A expenses for Years 9 and 10 since Class B shares automatically convert to Class A after eight years. Although your actual costs may be higher or lower, based on these assumptions your cumulative expenses would be:

                                   YEAR  YEAR    YEAR    YEAR
                                   ONE   THREE   FIVE    TEN
 Class A                           $456  $627   $  813  $1,350
 ------------------------------------------------------------------------------
 Class B - assuming redemption     $660  $896   $1,055  $1,666
 Class B - assuming no redemption  $160  $496   $  855  $1,666

AMERICAN HIGH-INCOME TRUST / PROSPECTUS

 ---------------------------------------------------------
 INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

 The fund's primary investment objective is to provide you with a high level of current income. Its secondary investment objective is capital appreciation.
  The fund invests primarily in lower quality debt securities (rated Ba or BB or below), including those of non-U.S. issuers. The fund may also invest in equity securities that provide an opportunity for capital appreciation.

 The values of most debt securities held by the fund may be affected by changing interest rates, and individual securities by changes in their effective maturities and credit ratings. For example, the values of bonds in the fund's portfolio generally will decline when interest rates rise and vice versa. Debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. The values of lower quality and longer maturity bonds will be subject to greater price fluctuations than higher quality and shorter maturity bonds. The fund's investment adviser attempts to reduce these risks through diversification of the portfolio and with ongoing credit analysis of each issuer as well as by monitoring economic and legislative developments.

 The values of equity securities held by the fund may decline in response to certain events, including those directly involving the companies whose securities are owned in the fund, adverse conditions affecting the general economy, overall market declines, world political, social and economic instability, and currency fluctuations. Investments outside the U.S. may be affected by these events to a greater extent and may also be affected by differing securities regulations, higher transaction costs, and administrative difficulties such as delays in clearing and settling portfolio transactions.

 The fund may also hold cash or money market instruments. The size of the fund's cash position will vary and will depend on various factors, including market conditions and purchases and redemptions of fund shares. A larger cash position could detract from the achievement of the fund's objectives, but it also would reduce the fund's exposure in the event of a market downturn and provide liquidity to make additional investments or to meet redemptions.

 The fund relies on the professional judgment of its investment adviser, Capital Research and Management Company, to make decisions about the fund's portfolio securities. The basic investment philosophy of the investment adviser is to seek undervalued securities that represent good long-term investment opportunities. Securities may be sold when the investment adviser believes they no longer represent good long-term value.

                                         AMERICAN HIGH-INCOME TRUST / PROSPECTUS

 ADDITIONAL INVESTMENT RESULTS

 For periods ended December 31, 1999:


 AVERAGE ANNUAL
 TOTAL RETURN/1/                    ONE YEAR  FIVE YEARS  TEN YEARS   LIFETIME
 Class A/2/                           7.55%     10.98%     10.98%      10.43%
 (with no sales charge deducted)
 ------------------------------------------------------------------------------
 Class B/3/                            N/A        N/A        N/A         N/A
 ------------------------------------------------------------------------------
 CS First Boston High Yield           3.28%      9.07%     11.06%       9.89%
 Index/4/
 ------------------------------------------------------------------------------
 Lipper High Current Yield            4.78%      9.46%     10.34%       8.99%
 Index/5/
 ------------------------------------------------------------------------------
 Salomon Smith Barney Broad          -0.83%      7.74%      7.75%       7.98%
 Investment Grade Index/6/
 ------------------------------------------------------------------------------


 Class A distribution rate/7/:  9.12%

 1 These fund results were calculated at net asset value according to a formula that is required for all stock and bond funds and include the reinvestment of dividend and capital gain distributions.

 2 The fund began investment operations for Class A shares on February 19, 1988.

 3 The fund is beginning investment operations for Class B shares on March 15, 2000.

 4 The Credit Suisse First Boston High Yield Index is an unmanaged, trader-priced portfolio constructed to mirror the high yield debt market (revisions to the index are effected weekly). This index does not reflect sales charges, commissions or expenses. The lifetime figure is from the date the fund's Class A shares began investment operations.

 5 The Lipper High Current Yield Bond Funds Index represents an equally weighted performance index adjusted for capital gain distributions and income dividends of the largest qualifying funds in this objective. The lifetime figure is from the date the fund's Class A shares began investment operations.

 6 The Salomon Smith Barney Broad Investment Grade Bond Index represents a market capitalization-weighted index that includes U.S. Treasury, Government-sponsored, mortgage, and investment-grade fixed-rate corporates (BBB-/Baa3) with a maturity of one year or longer. This index is unmanaged and does not reflect sales charges, commissions or expenses. The lifetime figure is from the date the fund's Class A shares began investment operations.

 7 The distribution rate represents actual distributions paid by the fund. It was calculated at net asset value by annualizing dividends paid by the fund over one month and dividing that number by the fund's average net asset value for the month.

AMERICAN HIGH-INCOME TRUST / PROSPECTUS

 The following chart illustrates the asset mix of the fund's investment portfolio as of the end of the fund's fiscal year, September 30, 1999

 [pie chart]
 U.S. Corporate Bonds      66.9%
 Non-U.S. Corporate Bonds  19.9%
 Stocks                     4.1%
 Non-U.S. Government Bonds  1.8%
 U.S. Treasuries            1.0%
 Cash & Cash Equivalents    6.3%
 [end pie chart]

 [pie chart]
  HOLDINGS BY QUALITY CATEGORY

 See the Appendix for a description of quality ratings.
 Aaa/AAA    1.0%
 A/A        0.7%
 Baa/BBB    4.4%
 Ba/BB     15.2%
 B/B       53.7%
 Caa/CCC   14.2%
 CC         0.3%
 [end pie chart]

                                                        PERCENT OF
 TEN LARGEST HOLDINGS BY ISSUER                         NET ASSETS
 -------------------------------------------------------------------
 Nextel Communications                                     5.0%
 -------------------------------------------------------------------
 Omnipoint                                                 4.6
 -------------------------------------------------------------------
 NTL                                                       2.5
 -------------------------------------------------------------------
 Crown Castle International                                1.9
 -------------------------------------------------------------------
 COLT Telecom Group                                        1.9
 -------------------------------------------------------------------
 Fox/Liberty Networks                                      1.8
 -------------------------------------------------------------------
 Clearnet Communications                                   1.6
 -------------------------------------------------------------------
 Viatel                                                    1.6
 -------------------------------------------------------------------
 Fuji JGB Investment                                       1.4
 -------------------------------------------------------------------
 Dobson Communications                                     1.4



 Because the fund is actively managed, its holdings will change from time to time.

                                         AMERICAN HIGH-INCOME TRUST / PROSPECTUS

 ---------------------------------------------------------
 MANAGEMENT AND ORGANIZATION

 INVESTMENT ADVISER

 Capital Research and Management Company, an experienced investment management organization founded in 1931, serves as investment adviser to the fund and other funds, including those in The American Funds Group. Capital Research and Management Company, a wholly owned subsidiary of The Capital Group Companies, Inc., is headquartered at 333 South Hope Street, Los Angeles, CA 90071. Capital Research and Management Company manages the investment portfolio and business affairs of the fund. The total management fee paid by the fund, as a percentage of average net assets, for the previous fiscal year is discussed earlier under "Fees and Expenses of the Fund."

 Capital Research and Management Company and its affiliated companies have adopted a personal investing policy that is consistent with the recommendations contained in the May 9, 1994 report issued by the Investment Company Institute's Advisory Group on Personal Investing. This policy has also been incorporated into the fund's code of ethics.

 MULTIPLE PORTFOLIO COUNSELOR SYSTEM

 Capital Research and Management Company uses a system of multiple portfolio counselors in managing mutual fund assets. Under this approach the portfolio of a fund is divided into segments which are managed by individual counselors. Counselors decide how their respective segments will be invested, within the limits provided by a fund's objective(s) and policies and by Capital Research and Management Company's investment committee. In addition, Capital Research and Management Company's research professionals may make investment decisions with respect to a portion of a fund's portfolio. The primary individual portfolio counselors for American High-Income Trust are listed on the following page.

AMERICAN HIGH-INCOME TRUST / PROSPECTUS

                                                                                    APPROXIMATE YEARS OF EXPERIENCE
                                                          YEARS OF EXPERIENCE        AS AN INVESTMENT PROFESSIONAL
                                                        AS PORTFOLIO COUNSELOR      (INCLUDING THE LAST FIVE YEARS)
           PORTFOLIO                                  (AND RESEARCH PROFESSIONAL,  -----------------------------------
         COUNSELORS FOR                                   IF APPLICABLE) FOR         WITH CAPITAL
            AMERICAN                                     AMERICAN HIGH-INCOME        RESEARCH AND
          HIGH-INCOME                                            TRUST                MANAGEMENT
             TRUST            PRIMARY TITLE(S)               (APPROXIMATE)              COMPANY
         --------------------------------------------------------------------------  OR AFFILIATES      TOTAL YEARS
                                                                                   -----------------------------------
         ABNER D.        Vice Chairman and Trustee    2 years                      33 years           48 years
         GOLDSTINE       of the fund. Senior Vice
                         President and Director,
                         Capital Research and
                         Management Company
                                                      ----------------------------------------------------------------
         ---------------------------------------------
         DAVID C.        President of the fund. Vice  10 years                     12 years           19 years
         BARCLAY         President, Capital Research
                         and Management Company
                                                      ----------------------------------------------------------------
         ---------------------------------------------
         SUSAN M.        Vice President of the fund.  6 years                      10 years           12 years
         TOLSON          Senior Vice President,
                         Capital Research Company*
                                                      ----------------------------------------------------------------
                         -----------------------------
         * Company affiliated with Capital Research and Management Company
-------------------------------------------------------------------------------------------------------------------------

                                         AMERICAN HIGH-INCOME TRUST / PROSPECTUS

 ---------------------------------------------------------
 SHAREHOLDER INFORMATION

 SHAREHOLDER SERVICES

 American Funds Service Company, the fund's transfer agent, offers you a wide range of services you can use to alter your investment program should your needs and circumstances change. These services may be terminated or modified at any time upon 60 days' written notice. For your convenience, American Funds Service Company has four service centers across the country.

                  AMERICAN FUNDS SERVICE COMPANY SERVICE AREAS

                    Call toll-Free from anywhere in the U.S.
                               (8 a.m. to 8 p.m. ET):
                                   800/421-0180

                             [map of the United States]

Western            Western Central     Eastern Central        Eastern
Service Center     Service Center      Service Center         Service Center
American Funds     American Funds      American Funds         American Funds
Service Company    Service Company     Service Company        Service Company
P.O. Box 2205      P.O. Box 659522     P.O. Box 6007          P.O. Box 2280
Brea, California   San Antonio, Texas  Indianapolis, Indiana  Norfolk, Virginia
92822-2205         78265-9522          46206-6007             23501-2280
Fax: 714/671-7080  Fax: 210/474-4050   Fax: 317/735-6620      Fax: 757/670-4773

 A COMPLETE DESCRIPTION OF THE SERVICES WE OFFER IS INCLUDED IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION. In addition, an easy-to-read guide to owning a fund in The American Funds Group titled "Welcome to the Family" is sent to new shareholders and is available by writing or calling American Funds Service Company.



 You may invest in the fund through various retirement plans. However, Class B shares generally are not available to certain retirement plans (for example, group retirement plans such as 401(k) plans, employer-sponsored 403(b) plans, and money purchase pension and profit sharing plans). Some retirement plans or accounts held by investment dealers may not offer certain services. If you have any questions, please contact American Funds Service Company, your plan administrator/trustee or dealer.

AMERICAN HIGH-INCOME TRUST / PROSPECTUS

 ---------------------------------------------------------
 CHOOSING A SHARE CLASS

 The fund offers both Class A and Class B shares. Each share class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation.

 Factors you should consider in choosing a class of shares include:

  -  How long you expect to own the shares

  -  How much you intend to invest

  -  The expenses associated with owning shares of each class

  - Whether you qualify for any reduction or waiver of sales charges (for example, Class A shares may be a less expensive option over time if you qualify for a sales charge reduction or waiver)

 EACH INVESTOR'S FINANCIAL CONSIDERATIONS ARE DIFFERENT. YOU SHOULD SPEAK WITH YOUR FINANCIAL ADVISER TO HELP YOU DECIDE WHICH SHARE CLASS IS BEST FOR YOU.

 Differences between Class A and Class B shares include:


               CLASS A                                 CLASS B
 ------------------------------------------------------------------------------
  Initial sales charge of up to         No initial sales charge.
  3.75%. Sales charges are reduced
  for purchases of $100,000 or more
  (see "Sales Charges - Class A").
 ------------------------------------------------------------------------------
  Distribution and service (12b-1)      Distribution and service (12b-1) fees
  fees of up to 0.30% annually.         of up to 1.00% annually.
 ------------------------------------------------------------------------------
  Higher dividends than Class B         Lower dividends than Class A shares due
  shares due to lower annual            to higher distribution fees and other
  expenses.                             expenses.
 ------------------------------------------------------------------------------
  No contingent deferred sales charge   A contingent deferred sales charge if
  (except on certain redemptions on     you sell shares within six years of
  purchases of $1 million or more       buying them.  The charge starts at 5%
  bought without an initial sales       and declines thereafter until it
  charge).                              reaches 0% after six years. (see "Sales
                                        Charges - Class B").
 ------------------------------------------------------------------------------
  No purchase maximum.                  Maximum purchase of $100,000.
 ------------------------------------------------------------------------------
                                        Automatic conversion to Class A shares
                                        after eight years, reducing future
                                        annual expenses.
 ------------------------------------------------------------------------------

                                         AMERICAN HIGH-INCOME TRUST / PROSPECTUS

 ---------------------------------------------------------
 PURCHASE AND EXCHANGE OF SHARES

 PURCHASE

 Generally, you may open an account by contacting any investment dealer (who may impose transaction charges in addition to those described in this prospectus) authorized to sell the fund's shares. You may purchase additional shares using various options described in the statement of additional information and "Welcome to the Family."

 EXCHANGE

 You may exchange your shares into shares of the same class of other funds in The American Funds Group generally without a sales charge. For purposes of computing the contingent deferred sales charge on Class B shares, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange.

 Exchanges of shares from the money market funds initially purchased without a sales charge generally will be subject to the appropriate sales charge. Exchanges have the same tax consequences as ordinary sales and purchases. See "Transactions by Telephone..." for information regarding electronic exchanges.

 THE FUND AND AMERICAN FUNDS DISTRIBUTORS, THE FUND'S PRINCIPAL UNDERWRITER, RESERVE THE RIGHT TO REJECT ANY PURCHASE ORDER FOR ANY REASON. ALTHOUGH THERE IS CURRENTLY NO SPECIFIC LIMIT ON THE NUMBER OF EXCHANGES YOU CAN MAKE IN A PERIOD OF TIME, THE FUND AND AMERICAN FUNDS DISTRIBUTORS RESERVE THE RIGHT TO REJECT ANY PURCHASE ORDER AND MAY TERMINATE THE EXCHANGE PRIVILEGE OF ANY INVESTOR WHOSE PATTERN OF EXCHANGE ACTIVITY THEY HAVE DETERMINED INVOLVES ACTUAL OR POTENTIAL HARM TO THE FUND.


 PURCHASE MINIMUMS FOR CLASS A AND B SHARES
 To establish an account (including retirement plan accounts)   $    250
   For a retirement plan account through payroll deduction      $     25
 To add to an account                                           $     50
   For a retirement plan account through payroll deduction      $     25
 PURCHASE MAXIMUM FOR CLASS B SHARES                            $100,000

AMERICAN HIGH-INCOME TRUST / PROSPECTUS

 SHARE PRICE

 The fund calculates its share price, also called net asset value, as of approximately 4:00 p.m. New York time, which is the normal close of trading on the New York Stock Exchange, every day the Exchange is open. In calculating net asset value, market prices are used when available. If a market price for a particular security is not available, the fund will determine the appropriate price for the security.

 Your shares will be purchased at the net asset value plus any applicable sales charge in the case of Class A shares, or sold at the net asset value next determined after American Funds Service Company receives and accepts your request. Sales of certain Class A and B shares may be subject to contingent deferred sales charges.</r.

 ---------------------------------------------------------
 SALES CHARGES



 CLASS A

 The initial sales charge you pay when you buy Class A shares differs depending upon the amount you invest and may be reduced for larger purchases as indicated below.


                             SALES CHARGE AS A PERCENTAGE OF
                             ----------------------------------
                                                                    DEALER
                                                    NET           COMMISSION
                                OFFERING          AMOUNT           AS % OF
 INVESTMENT                       PRICE          INVESTED       OFFERING PRICE
 ------------------------------------------------------------------------------
 Less than $100,000               3.75%            3.90%            3.00%
 ------------------------------------------------------------------------------
 $100,000 but less than           3.50%            3.63%            2.75%
 $250,000
 ------------------------------------------------------------------------------
 $250,000 but less than           2.50%            2.56%            2.00%
 $500,000
 ------------------------------------------------------------------------------
 $500,000 but less than           2.00%            2.04%            1.60%
 $750,000
 ------------------------------------------------------------------------------
 $750,000 but less than $1
 million                          1.50%            1.52%            1.20%
 ------------------------------------------------------------------------------
 $1 million or more and certain other
 investments described below           see below  see below   see below



 CLASS A PURCHASES NOT SUBJECT TO SALES CHARGE

 Investments of $1 million or more are sold with no initial sales charge. HOWEVER, A 1% CONTINGENT DEFERRED SALES CHARGE MAY BE IMPOSED IF REDEMPTIONS ARE MADE WITHIN ONE YEAR OF PURCHASE. Employer-sponsored defined contribution-type plans investing $1 million or more, or with 100 or more eligible employees, and Individual Retirement Account rollovers involving retirement plan assets invested in the American Funds, may invest with no sales charge and are not

                                         AMERICAN HIGH-INCOME TRUST / PROSPECTUS
 subject to a contingent deferred sales charge. Investments made through retirement plans, endowments or foundations with $50 million or more in assets, or through certain qualified fee-based programs may also be made with no sales charge and are not subject to a contingent deferred sales charge. The fund may pay a dealer concession of up to 1% under its Plan of Distribution on investments made with no initial sales charge.

 CLASS B

 Class B shares are sold without any initial sales charge. However, a contingent deferred sales charge may be applied to shares you redeem within six years of purchase, as shown in the table below.


 Contingent deferred sales charge
    on shares sold within year      as a % of shares being sold
 ---------------------------------------------------------------
                1                              5.00%
                2                              4.00%
                3                              4.00%
                4                              3.00%
                5                              2.00%
                6                              1.00%


 Shares acquired through reinvestment of dividends or capital gain distributions are not subject to a contingent deferred sales charge. In addition, the contingent deferred sales charge may be waived in certain circumstances. See "Contingent Deferred Sales Charge Waivers for Class B Shares" below. The contingent deferred sales charge is based on the original purchase cost or the current market value of the shares being sold, whichever is less. For purposes of determining the contingent deferred sales charge, if you sell only some of your shares, shares that are not subject to any contingent deferred sales charge will be sold first and then shares that you have owned the longest.


 CLASS B CONVERSION TO A SHARES

 Class B shares automatically convert to Class A shares in the month of the eight-year anniversary of the purchase date. The Internal Revenue Service currently takes the position that this automatic conversion is not taxable. Should their position change, shareholders would still have the option of converting but may face certain tax consequences. Please see the statement of additional information for more information.

AMERICAN HIGH-INCOME TRUST / PROSPECTUS

 ---------------------------------------------------------
 SALES CHARGE REDUCTIONS AND WAIVERS

 You must let your investment dealer or American Funds Service Company know if you qualify for a reduction in your Class A sales charge or waiver of your Class B contingent deferred sales charge using one or any combination of the methods described below, in the statement of additional information and "Welcome to the Family."

 REDUCING YOUR CLASS A SALES CHARGES

 You and your "immediate family" (your spouse and your children under the age of 21) may combine investments to reduce your Class A sales charge.

 AGGREGATING ACCOUNTS

 To receive a reduced Class A sales charge, investments made by you and your immediate family (see above) may be aggregated if made for their own account(s) and/or:

  - trust accounts established by the above individuals. However, if the person(s) who established the trust is deceased, the trust account may be aggregated with accounts of the person who is the primary beneficiary of the trust.

  -  solely controlled business accounts.

  -  single-participant retirement plans.

 Other types of accounts may also be aggregated. You should check with your financial adviser or consult the statement of additional information or "Welcome to the Family" for more information.

 CONCURRENT PURCHASES

 You may combine simultaneous purchases of Class A and/or B shares of two or more American Funds, as well as individual holdings in various American Legacy variable annuities or variable life insurance policies, to qualify for a reduced Class A sales charge. Direct purchases of money market funds are excluded.

 RIGHTS OF ACCUMULATION

 You may take into account the current value of your existing Class A and B holdings in the American Funds, as well as individual holdings in various American Legacy variable annuities or variable life insurance policies, to determine your Class A sales charge. Direct purchases of money market funds are excluded.

 STATEMENT OF INTENTION

 You can reduce the sales charge you pay on your Class A share purchases by establishing a Statement of Intention. A Statement of Intention allows you to

                                         AMERICAN HIGH-INCOME TRUST / PROSPECTUS
 combine all Class A and B share non-money market fund purchases, as well as individual American Legacy variable annuity and life insurance policies you intend to make over a 13-month period, to determine the applicable sales charge. At your request purchases made during the previous 90 days may be included; however, capital appreciation and reinvested dividends and capital gains do not apply toward these combined purchases. A portion of your account may be held in escrow to cover additional Class A sales charges which may be due if your total investments over the 13-month period do not qualify for the applicable sales charge reduction.

 CONTINGENT DEFERRED SALES CHARGE WAIVERS FOR CLASS B SHARES

 The contingent deferred sales charge on Class B shares may be waived in the following cases:

  - to receive payments through systematic withdrawal plans (up to 12% of the value of your account);

  - to receive certain distributions, such as required minimum distributions, from retirement accounts; or

  - for redemptions due to death or post-purchase disability of the shareholder.

 For more information, please consult your financial adviser, the statement of additional information or "Welcome to the Family."

 ---------------------------------------------------------
 PLANS OF DISTRIBUTION

 The fund has Plans of Distribution or "12b-1 Plans" under which it may finance activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the fund's board of trustees. The plans provide for annual expenses of up to 0.30% for Class A shares and up to 1.00% for Class B shares. Up to 0.25% of these payments are used to pay service fees to qualified dealers for providing certain shareholder services. The remaining 0.75% expense for Class B shares is used for financing commissions paid to your dealer. The 12b-1 fees paid by the fund, as a percentage of average net assets, for the previous fiscal year is indicated above under "Fees and Expenses of the Fund." Since these fees are paid out of the fund's assets or income on an ongoing basis, over time they will increase the cost and reduce the return of an investment. The higher fees for Class B shares may cost you more over time than paying the initial sales charge for Class A shares.

 OTHER COMPENSATION TO DEALERS

 American Funds Distributors may provide additional compensation to, or sponsor informational meetings for, dealers as described in the statement of additional information.

AMERICAN HIGH-INCOME TRUST / PROSPECTUS

 ---------------------------------------------------------
 HOW TO SELL SHARES

 Once a sufficient period of time has passed to reasonably assure that checks or drafts (including certified or cashiers' checks) for shares purchased have cleared (normally 15 calendar days), you may sell (redeem) those shares in any of the following ways:

  THROUGH YOUR DEALER (CERTAIN CHARGES MAY APPLY)

  -  Shares held for you in your dealer's name must be sold through the dealer.

  WRITING TO AMERICAN FUNDS SERVICE COMPANY

  -  Requests must be signed by the registered shareholder(s).

  -  A signature guarantee is required if the redemption is:

     -- Over $50,000;

     -- Made payable to someone other than the registered shareholder(s); or

     -- Sent to an address other than the address of record, or an address of record which has been changed within the last 10 days.

  - Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts.

  TELEPHONING OR FAXING AMERICAN FUNDS SERVICE COMPANY, OR BY USING AMERICAN FUNDSLINE/(R)/ OR AMERICAN FUNDSLINE ONLINE/(R)/:

  - Redemptions by telephone or fax (including American FundsLine and American FundsLine OnLine) are limited to $50,000 per shareholder each day.

  -  Checks must be made payable to the registered shareholder.

  - Checks must be mailed to an address of record that has been used with the account for at least 10 days.

 TRANSACTIONS BY TELEPHONE, FAX, AMERICAN FUNDSLINE OR FUNDSLINE ONLINE

 Generally, you are automatically eligible to use these services for redemptions and exchanges unless you notify us in writing that you do not want any or all of these services. You may reinstate these services at any time.

 Unless you decide not to have telephone, fax, or computer services on your account(s), you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liabilities (including attorney fees) which may be incurred in connection with the exercise of these privileges, provided American Funds Service Company employs reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine. If reasonable procedures are not employed, the fund may be liable for losses due to unauthorized or fraudulent instructions.

                                         AMERICAN HIGH-INCOME TRUST / PROSPECTUS

 ---------------------------------------------------------
 DISTRIBUTIONS AND TAXES

 DIVIDENDS AND DISTRIBUTIONS

 The fund declares dividends from net investment income daily and distributes the accrued dividends, which may fluctuate, to shareholders each month.
  Dividends begin accruing one day after payment for shares is received by the fund or American Funds Service Company. Capital gains, if any, are usually distributed in December. When a dividend or capital gain is distributed, the net asset value per share is reduced by the amount of the payment.

 You may elect to reinvest dividends and/or capital gain distributions to purchase additional shares of this fund or any other fund in The American Funds Group or you may elect to receive them in cash. Most shareholders do not elect to take capital gain distributions in cash because these distributions reduce principal value.

 TAXES ON DISTRIBUTIONS

 Distributions you receive from the fund may be subject to income tax and may also be subject to state or local taxes - unless you are exempt from taxation.

 For federal tax purposes, any taxable dividends and distributions of short-term capital gains are treated as ordinary income. The fund's distributions of net long-term capital gains are taxable to you as long-term capital gains. Any taxable distributions you receive from the fund will normally be taxable to you when made, regardless of whether you reinvest distributions or receive them in cash.

 TAXES ON TRANSACTIONS

 Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in the fund is the difference between the cost of your shares, including any sales charges, and the price you receive when you sell them.

 Please see the statement of additional information, the "Welcome to the Family" guide, and your tax adviser for further information.

AMERICAN HIGH-INCOME TRUST / PROSPECTUS

 ---------------------------------------------------------
 FINANCIAL HIGHLIGHTS

 The financial highlights table is intended to help you understand the fund's results for the past five years and is currently only shown for Class A shares.
  A similar table will be shown for Class B shares beginning with the fund's 2000 fiscal year end. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the fund's financial statements, is included in the statement of additional information, which is available upon request.



                                           YEARS ENDED SEPTEMBER 30
                                           ---------------------------
                                   1999     1998     1997     1996      1995
                                  ---------------------------------------------
 Net Asset Value,                 $13.75   $15.69   $14.86   $14.30    $13.97
 Beginning of Year
 ------------------------------------------------------------------------------
 INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income              1.28     1.30     1.26     1.29      1.33
 Net gains or losses on
 securities (both                   (.17)   (1.60)     .83      .59       .39
 realized and unrealized)
 ------------------------------------------------------------------------------
 Total from investment              1.11     (.30)    2.09     1.88      1.72
 operations
 ------------------------------------------------------------------------------
 LESS DISTRIBUTIONS:
 Dividends (from net
 investment income)                (1.29)   (1.30)   (1.24)   (1.32)    (1.32)
 Distributions (from capital        (.05)    (.34)    (.02)       -      (.07)
 gains)
 ------------------------------------------------------------------------------
 Total distributions               (1.34)   (1.64)   (1.26)   (1.32)    (1.39)
 ------------------------------------------------------------------------------
 Net Asset Value,                 $13.52   $13.75   $15.69   $14.86    $14.30
 End of Year
 ------------------------------------------------------------------------------
 Total return*                     8.11%   (2.40%)  14.66%   13.68%    13.34%
 ------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of year (in      $2,777   $2,360   $2,108   $1,547    $1,111
 millions)
 ------------------------------------------------------------------------------
 Ratio of expenses to               .82%     .81%     .82%     .87%      .89%
 average net assets
 ------------------------------------------------------------------------------
 Ratio of net income               9.21%    8.76%    8.35%    8.90%     9.72%
 to average net assets
 ------------------------------------------------------------------------------
 Portfolio turnover rate          29.79%   54.63%   53.55%   39.74%    29.56%
 * Excludes maximum sales charge.

                                         AMERICAN HIGH-INCOME TRUST / PROSPECTUS

 ---------------------------------------------------------
 APPENDIX

 Moody's Investors Service, Inc. rates the long-term debt securities issued by various entities in categories ranging from "Aaa" to "C," according to quality as described below.

 "Aaa - Best quality. These securities carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such shares."

 "Aa - High quality by all standards. They are rated lower than the best bond because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat greater."

 "A - Upper medium grade obligations. These bonds possess many favorable investment attributes. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."

 "Baa - Medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well."

 "Ba - Have speculative elements; future cannot be considered as well assured. The protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Bonds in this class are characterized by uncertainty of position."

 "B - Generally lack characteristics of the desirable investment; assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small."

 "Caa - Of poor standing. Issues may be in default or there may be present elements of danger with respect to principal or interest."

 "Ca - Speculative in a high degree; often in default or having other marked shortcomings."

 "C - Lowest rated class of bonds; can be regarded as having extremely poor prospects of ever attaining any real investment standing."

AMERICAN HIGH-INCOME TRUST / PROSPECTUS

 Moody's supplies numerical indicators, 1, 2 and 3 to rating categories. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and 3 indicates a ranking toward the lower end of that generic category.

 Standard & Poor's Corporation rates the long-term debt securities issued by various entities in categories ranging from "AAA" to "D," according to quality as described below.

 "AAA - Highest rating. Capacity to pay interest and repay principal is extremely strong."

 "AA - High grade. Very strong capacity to pay interest and repay principal. Generally, these bonds differ from AAA issues only in a small degree."

 "A - Have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of change in circumstances and economic conditions, than debt in higher rated categories."

 "BBB - Regarded as having adequate capacity to pay interest and repay principal. These bonds normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for debt in higher rated categories."

 "BB, B, CCC, CC, C - Regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions."

 "C1 - Reserved for income bonds on which interest is being paid."

 "D - In default and payment of interest and/or repayment of principal is in arrears."

 Standard & Poor's applies indicators "+", no character and "-" to its rating categories. The indicators show relative standing within the major rating categories.

                                         AMERICAN HIGH-INCOME TRUST / PROSPECTUS

 FOR SHAREHOLDER SERVICES                  American Funds Service Company
                                                             800/421-0180
 FOR RETIREMENT PLAN SERVICES    Call your employer or plan administrator
 FOR DEALER SERVICES                          American Funds Distributors
                                                     800/421-9900 Ext. 11
 FOR 24-HOUR INFORMATION                            American FundsLine(R)
                                                             800/325-3590
                                             American FundsLine OnLine(R)
                                             http://www.americanfunds.com


            Telephone conversations may be recorded or monitored for verification, recordkeeping and quality assurance purposes.

                            *     *     *     *     *

 MULTIPLE TRANSLATIONS This prospectus may be translated into other languages. If there is any inconsistency or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail.

 ANNUAL/SEMI-ANNUAL REPORT TO SHAREHOLDERS Contains additional information about the fund including financial statements, investment results, portfolio holdings, a statement from portfolio management discussing market conditions and the fund's investment strategies, and the independent accountants' report (in the annual report).

 STATEMENT OF ADDITIONAL INFORMATION (SAI) AND CODES OF ETHICS The SAI contains more detailed information on all aspects of the fund, including the fund's financial statements and is incorporated by reference into this prospectus. The codes of ethics describe the personal investing policies adopted by the fund and the fund's investment adviser and its affiliated companies.

 The codes of ethics and current SAI have been filed with the Securities and Exchange Commission ("SEC"). These and other related materials about the fund are available for review or to be copied at the SEC's Public Reference Room in Washington, D.C. (202/942-8090) or on the EDGAR database on the SEC's Internet Web site at http://www.sec.gov, or, after payment of a duplicating fee, via e-mail request to publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

 HOUSEHOLD MAILINGS Each year you are automatically sent an updated prospectus, annual and semi-annual report for the fund. In order to reduce the volume of mail you receive, when possible, only one copy of these documents will be sent to shareholders that are part of the same family and share the same residential address.

 If you would like to receive individual copies of these documents, or a free copy of the SAI or Codes of Ethics, please call American Funds Service Company at 800/421-0180 or write to the Secretary of the fund at 333 South Hope
 Street, Los Angeles, California 90071.
 Investment Company File No. 811-5364
                                                       Printed on recycled paper

THE FUND PROVIDES SPANISH TRANSLATIONS IN CONNECTION WITH THE PUBLIC OFFERING AND SALE OF ITS SHARES. THE FOLLOWING IS A FAIR AND ACCURATE ENGLISH TRANSLATION OF A SPANISH LANGUAGE PROSPECTUS FOR THE FUND.

/s/ Julie F. Williams
Julie F. Williams
Secretary

                         American High-Income Trust/SM/

                                   Prospectus
                                 MARCH 15, 2000



 THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED
 OR DISAPPROVED OF THESE SECURITIES. FURTHER, IT HAS NOT DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS
 A CRIMINAL OFFENSE.

 ---------------------------------------------------------
 AMERICAN HIGH-INCOME TRUST

 333 South Hope Street
 Los Angeles, California 90071


 TABLE OF CONTENTS
 -------------------------------------------------------
  Risk/Return Summary                               2
 -------------------------------------------------------
  Fees and Expenses of the Fund                     5
 -------------------------------------------------------
  Investment Objectives, Strategies and Risks       6
 -------------------------------------------------------
  Management and Organization                       9
 -------------------------------------------------------
  Shareholder Information                          11
 -------------------------------------------------------
  Choosing a Share Class                           12
 -------------------------------------------------------
  Purchase and Exchange of Shares                  13
 -------------------------------------------------------
  Sales Charges                                    14
 -------------------------------------------------------
  Sales Charge Reductions and Waivers              16
 -------------------------------------------------------
  Plans of Distribution                            17
 -------------------------------------------------------
  How to Sell Shares                               18
 -------------------------------------------------------
  Distributions and Taxes                          19
 -------------------------------------------------------
  Financial Highlights                             20
 -------------------------------------------------------
  Appendix                                         21
 -------------------------------------------------------

AMERICAN HIGH-INCOME TRUST / PROSPECTUS
                                                               AHIT-010-0300/RRD

 ---------------------------------------------------------
 RISK/RETURN SUMMARY

 The fund seeks to provide you with a high level of current income and, secondarily, capital appreciation. The fund seeks to achieve these objectives by investing primarily in a broad range of lower quality, higher yielding debt securities that also provide an opportunity to increase in value. Typically, when an issuer's financial health improves, its bond rating is often upgraded and as a result its value tends to rise.

 The fund is designed for investors seeking a high level of current income and who are able to tolerate greater credit risk and price fluctuations than funds investing in higher quality bonds. An investment in the fund is subject to risks, including the possibility that the fund may decline in value in response to economic, political or social events in the U.S. or abroad.

 The values of debt securities may be affected by changing interest rates and credit risk assessments. Lower quality and longer maturity bonds may be subject to greater price fluctuations than higher quality and shorter maturity bonds. The prices of equity securities owned by the fund may be affected by events specifically involving the companies issuing those securities. Although all securities in the fund's portfolio may be adversely affected by currency fluctuations or world political, social and economic instability, investments outside the U.S. may be affected to a greater extent.

 Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

 YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE LIKELIHOOD OF LOSS IS GREATER IF YOU INVEST FOR A SHORTER PERIOD OF TIME.

                                         AMERICAN HIGH-INCOME TRUST / PROSPECTUS

 INVESTMENT RESULTS

 The following information provides some indication of the risks of investing in the fund by showing changes in the fund's investment results from year to year and by showing how the fund's average annual returns for various periods compare with those of a broad measure of market performance. Past results are not an indication of future results.



                 CALENDAR YEAR TOTAL RETURNS FOR CLASS A SHARES

   (Results do not include a sales charge; if one were included, results would be lower.)

 ------------------------------------------------------------------------------
 [bar chart]
 1990    0.07%
 1991   32.36%
 1992   14.29%
 1993   17.22%
 1994   -5.11%
 1995   20.68%
 1996   13.75%
 1997   12.20%
 1998    1.64%
 1999    7.55%
 [end bar chart]



 The fund's highest/lowest quarterly results during this time period were:

 HIGHEST                13.95%   (quarter ended March 31, 1991)
 LOWEST                 -8.09%  (quarter ended September 30, 1998)

AMERICAN HIGH-INCOME TRUST / PROSPECTUS

 For periods ended December 31, 1999:

 AVERAGE ANNUAL
 TOTAL RETURN                       ONE YEAR  FIVE YEARS  TEN YEARS   LIFETIME
 Class A/1/
 (with the maximum sales charge      3.52%      10.14%     10.56%      10.08%
 deducted)
 ------------------------------------------------------------------------------
 Class B/2/                           N/A         N/A        N/A         N/A
 ------------------------------------------------------------------------------
 CS First Boston High Yield Index    3.28%       9.07%     11.06%       9.89%
 /3/
 ------------------------------------------------------------------------------


 Class A yield:  8.72%
 (For current yield information, please call American FundsLine/r/ at 1-800-325-3590)


 1 The fund began investment operations for Class A shares on February 19, 1988.

 2 The fund is beginning investment operations for Class B shares on March 15, 2000.

 3 The Credit Suisse First Boston High Yield Index is an unmanaged, trader-priced portfolio constructed to mirror the high yield debt market (revisions to the index are effected weekly). This index does not reflect sales charges, commissions or expenses. The lifetime figure is from the date the fund's Class A shares began investment operations.



 Unlike the bar chart on the previous page, this table reflects the fund's investment results with the maximum initial or deferred sales charge deducted, as required by Securities and Exchange Commission rules. Class A share results are shown with the maximum initial sales charge of 3.75% deducted. Sales charges are reduced for purchases of $100,000 or more. Results would be higher if they were calculated at net asset value. All fund results reflect the reinvestment of dividend and capital gain distributions.

 Class B shares are subject to a maximum deferred sales charge of 5.00% if shares are redeemed within the first year of purchasing them. The deferred sales charge declines thereafter until it reaches 0% after six years. Class B shares convert to Class A shares after eight years. Since the fund's Class B shares begin investment operations on March 15, 2000, no results are available as of the date of this prospectus.

                                         AMERICAN HIGH-INCOME TRUST / PROSPECTUS

 ---------------------------------------------------------
 FEES AND EXPENSES OF THE FUND

 SHAREHOLDER FEES
 (fees paid directly from your investment)             CLASS A    CLASS B
 --------------------------------------------------------------------------
 Maximum sales charge imposed on purchases              3.75%/1/   0.00%
 (as a percentage of offering price)
 --------------------------------------------------------------------------
 Maximum sales charge imposed on reinvested dividends   0.00%      0.00%
 --------------------------------------------------------------------------
 Maximum deferred sales charge                          0.00%/2/   5.00%/3/
 --------------------------------------------------------------------------
 Redemption or exchange fees                            0.00%      0.00%


 1 Sales charges are reduced or eliminated for purchases of $100,000 or more.

 2 A contingent deferred sales charge of 1% applies on certain redemptions made within 12 months following purchases of $1 million or more made without a sales charge.

 3 Deferred sales charges are reduced after 12 months and eliminated after six years.

 ANNUAL FUND OPERATING EXPENSES
 (expenses that are deducted from fund assets)  CLASS A    CLASS B/1/
 -----------------------------------------------
 Management Fees                                 0.46%       0.46%
 Distribution and/or Service (12b-1) Fees        0.25%/2/    1.00%/3/
 Other Expenses                                  0.11%       0.11%
 Total Annual Fund Operating Expenses            0.82%       1.57%


 1 Based on estimated amounts for the current fiscal year.

 2 Class A 12b-1 expenses may not exceed 0.30% of the fund's average net assets annually.

 3 Class B 12b-1 expenses may not exceed 1.00% of the fund's average net assets annually.

 EXAMPLE

 This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated, that your investment has a 5% return each year and that the fund's operating expenses remain the same as shown above. The Class A example reflects the maximum initial sales charge in Year One. The Class B-assuming redemption example reflects applicable contingent deferred sales charges through Year Six (after which time they are eliminated). Both Class B examples reflect Class A expenses for Years 9 and 10 since Class B shares automatically convert to Class A after eight years. Although your actual costs may be higher or lower, based on these assumptions your cumulative expenses would be:

                                   YEAR  YEAR    YEAR    YEAR
                                   ONE   THREE   FIVE    TEN
 Class A                           $456  $627   $  813  $1,350
 ------------------------------------------------------------------------------
 Class B - assuming redemption     $660  $896   $1,055  $1,666
 Class B - assuming no redemption  $160  $496   $  855  $1,666

AMERICAN HIGH-INCOME TRUST / PROSPECTUS

 ---------------------------------------------------------
 INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

 The fund's primary investment objective is to provide you with a high level of current income. Its secondary investment objective is capital appreciation.
  The fund invests primarily in lower quality debt securities (rated Ba or BB or below), including those of non-U.S. issuers. The fund may also invest in equity securities that provide an opportunity for capital appreciation.

 The values of most debt securities held by the fund may be affected by changing interest rates, and individual securities by changes in their effective maturities and credit ratings. For example, the values of bonds in the fund's portfolio generally will decline when interest rates rise and vice versa. Debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. The values of lower quality and longer maturity bonds will be subject to greater price fluctuations than higher quality and shorter maturity bonds. The fund's investment adviser attempts to reduce these risks through diversification of the portfolio and with ongoing credit analysis of each issuer as well as by monitoring economic and legislative developments.

 The values of equity securities held by the fund may decline in response to certain events, including those directly involving the companies whose securities are owned in the fund, adverse conditions affecting the general economy, overall market declines, world political, social and economic instability, and currency fluctuations. Investments outside the U.S. may be affected by these events to a greater extent and may also be affected by differing securities regulations, higher transaction costs, and administrative difficulties such as delays in clearing and settling portfolio transactions.

 The fund may also hold cash or money market instruments. The size of the fund's cash position will vary and will depend on various factors, including market conditions and purchases and redemptions of fund shares. A larger cash position could detract from the achievement of the fund's objectives, but it also would reduce the fund's exposure in the event of a market downturn and provide liquidity to make additional investments or to meet redemptions.

 The fund relies on the professional judgment of its investment adviser, Capital Research and Management Company, to make decisions about the fund's portfolio securities. The basic investment philosophy of the investment adviser is to seek undervalued securities that represent good long-term investment opportunities. Securities may be sold when the investment adviser believes they no longer represent good long-term value.

                                         AMERICAN HIGH-INCOME TRUST / PROSPECTUS

 ADDITIONAL INVESTMENT RESULTS

 For periods ended December 31, 1999:


 AVERAGE ANNUAL
 TOTAL RETURN/1/                    ONE YEAR  FIVE YEARS  TEN YEARS   LIFETIME
 Class A/2/                           7.55%     10.98%     10.98%      10.43%
 (with no sales charge deducted)
 ------------------------------------------------------------------------------
 Class B/3/                            N/A        N/A        N/A         N/A
 ------------------------------------------------------------------------------
 CS First Boston High Yield           3.28%      9.07%     11.06%       9.89%
 Index/4/
 ------------------------------------------------------------------------------
 Lipper High Current Yield            4.78%      9.46%     10.34%       8.99%
 Index/5/
 ------------------------------------------------------------------------------
 Salomon Smith Barney Broad          -0.83%      7.74%      7.75%       7.98%
 Investment Grade Index/6/
 ------------------------------------------------------------------------------


 Class A distribution rate/7/:  9.12%

 1 These fund results were calculated at net asset value according to a formula that is required for all stock and bond funds and include the reinvestment of dividend and capital gain distributions.

 2 The fund began investment operations for Class A shares on February 19, 1988.

 3 The fund is beginning investment operations for Class B shares on March 15, 2000.

 4 The Credit Suisse First Boston High Yield Index is an unmanaged, trader-priced portfolio constructed to mirror the high yield debt market (revisions to the index are effected weekly). This index does not reflect sales charges, commissions or expenses. The lifetime figure is from the date the fund's Class A shares began investment operations.

 5 The Lipper High Current Yield Bond Funds Index represents an equally weighted performance index adjusted for capital gain distributions and income dividends of the largest qualifying funds in this objective. The lifetime figure is from the date the fund's Class A shares began investment operations.

 6 The Salomon Smith Barney Broad Investment Grade Bond Index represents a market capitalization-weighted index that includes U.S. Treasury, Government-sponsored, mortgage, and investment-grade fixed-rate corporates (BBB-/Baa3) with a maturity of one year or longer. This index is unmanaged and does not reflect sales charges, commissions or expenses. The lifetime figure is from the date the fund's Class A shares began investment operations.

 7 The distribution rate represents actual distributions paid by the fund. It was calculated at net asset value by annualizing dividends paid by the fund over one month and dividing that number by the fund's average net asset value for the month.

AMERICAN HIGH-INCOME TRUST / PROSPECTUS

 The following chart illustrates the asset mix of the fund's investment portfolio as of the end of the fund's fiscal year, September 30, 1999

 [pie chart]
 U.S. Corporate Bonds      66.9%
 Non-U.S. Corporate Bonds  19.9%
 Stocks                     4.1%
 Non-U.S. Government Bonds  1.8%
 U.S. Treasuries            1.0%
 Cash & Cash Equivalents    6.3%
 [end pie chart]

 [pie chart]
  HOLDINGS BY QUALITY CATEGORY

 See the Appendix for a description of quality ratings.
 Aaa/AAA    1.0%
 A/A        0.7%
 Baa/BBB    4.4%
 Ba/BB     15.2%
 B/B       53.7%
 Caa/CCC   14.2%
 CC         0.3%
 [end pie chart]

                                                        PERCENT OF
 TEN LARGEST HOLDINGS BY ISSUER                         NET ASSETS
 -------------------------------------------------------------------
 Nextel Communications                                     5.0%
 -------------------------------------------------------------------
 Omnipoint                                                 4.6
 -------------------------------------------------------------------
 NTL                                                       2.5
 -------------------------------------------------------------------
 Crown Castle International                                1.9
 -------------------------------------------------------------------
 COLT Telecom Group                                        1.9
 -------------------------------------------------------------------
 Fox/Liberty Networks                                      1.8
 -------------------------------------------------------------------
 Clearnet Communications                                   1.6
 -------------------------------------------------------------------
 Viatel                                                    1.6
 -------------------------------------------------------------------
 Fuji JGB Investment                                       1.4
 -------------------------------------------------------------------
 Dobson Communications                                     1.4



 Because the fund is actively managed, its holdings will change from time to time.

                                         AMERICAN HIGH-INCOME TRUST / PROSPECTUS

 ---------------------------------------------------------
 MANAGEMENT AND ORGANIZATION

 INVESTMENT ADVISER

 Capital Research and Management Company, an experienced investment management organization founded in 1931, serves as investment adviser to the fund and other funds, including those in The American Funds Group. Capital Research and Management Company, a wholly owned subsidiary of The Capital Group Companies, Inc., is headquartered at 333 South Hope Street, Los Angeles, CA 90071. Capital Research and Management Company manages the investment portfolio and business affairs of the fund. The total management fee paid by the fund, as a percentage of average net assets, for the previous fiscal year is discussed earlier under "Fees and Expenses of the Fund."

 Capital Research and Management Company and its affiliated companies have adopted a personal investing policy that is consistent with the recommendations contained in the May 9, 1994 report issued by the Investment Company Institute's Advisory Group on Personal Investing. This policy has also been incorporated into the fund's code of ethics.

 MULTIPLE PORTFOLIO COUNSELOR SYSTEM

 Capital Research and Management Company uses a system of multiple portfolio counselors in managing mutual fund assets. Under this approach the portfolio of a fund is divided into segments which are managed by individual counselors. Counselors decide how their respective segments will be invested, within the limits provided by a fund's objective(s) and policies and by Capital Research and Management Company's investment committee. In addition, Capital Research and Management Company's research professionals may make investment decisions with respect to a portion of a fund's portfolio. The primary individual portfolio counselors for American High-Income Trust are listed on the following page.

AMERICAN HIGH-INCOME TRUST / PROSPECTUS

                                                                                    APPROXIMATE YEARS OF EXPERIENCE
                                                          YEARS OF EXPERIENCE        AS AN INVESTMENT PROFESSIONAL
                                                        AS PORTFOLIO COUNSELOR      (INCLUDING THE LAST FIVE YEARS)
           PORTFOLIO                                  (AND RESEARCH PROFESSIONAL,  -----------------------------------
         COUNSELORS FOR                                   IF APPLICABLE) FOR         WITH CAPITAL
            AMERICAN                                     AMERICAN HIGH-INCOME        RESEARCH AND
          HIGH-INCOME                                            TRUST                MANAGEMENT
             TRUST            PRIMARY TITLE(S)               (APPROXIMATE)              COMPANY
         --------------------------------------------------------------------------  OR AFFILIATES      TOTAL YEARS
                                                                                   -----------------------------------
         ABNER D.        Vice Chairman and Trustee    2 years                      33 years           48 years
         GOLDSTINE       of the fund. Senior Vice
                         President and Director,
                         Capital Research and
                         Management Company
                                                      ----------------------------------------------------------------
         ---------------------------------------------
         DAVID C.        President of the fund. Vice  10 years                     12 years           19 years
         BARCLAY         President, Capital Research
                         and Management Company
                                                      ----------------------------------------------------------------
         ---------------------------------------------
         SUSAN M.        Vice President of the fund.  6 years                      10 years           12 years
         TOLSON          Senior Vice President,
                         Capital Research Company*
                                                      ----------------------------------------------------------------
                         -----------------------------
         * Company affiliated with Capital Research and Management Company
-------------------------------------------------------------------------------------------------------------------------

                                         AMERICAN HIGH-INCOME TRUST / PROSPECTUS

 ---------------------------------------------------------
 SHAREHOLDER INFORMATION

 SHAREHOLDER SERVICES

 American Funds Service Company, the fund's transfer agent, offers you a wide range of services you can use to alter your investment program should your needs and circumstances change. These services may be terminated or modified at any time upon 60 days' written notice. For your convenience, American Funds Service Company has four service centers across the country.

                  AMERICAN FUNDS SERVICE COMPANY SERVICE AREAS

                     Call toll-Free from anywhere in the U.S.
                               (8 a.m. to 8 p.m. ET):
                                   800/421-0180

                             [map of the United States]

Western            Western Central     Eastern Central        Eastern
Service Center     Service Center      Service Center         Service Center
American Funds     American Funds      American Funds         American Funds
Service Company    Service Company     Service Company        Service Company
P.O. Box 2205      P.O. Box 659522     P.O. Box 6007          P.O. Box 2280
Brea, California   San Antonio, Texas  Indianapolis, Indiana  Norfolk, Virginia
92822-2205         78265-9522          46206-6007             23501-2280
Fax: 714/671-7080  Fax: 210/474-4050   Fax: 317/735-6620      Fax: 757/670-4773

 A COMPLETE DESCRIPTION OF THE SERVICES WE OFFER IS INCLUDED IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION. In addition, an easy-to-read guide to owning a fund in The American Funds Group titled "Welcome to the Family" is sent to new shareholders and is available by writing or calling American Funds Service Company.

 You may invest in the fund through various retirement plans. However, Class B shares generally are not available to certain retirement plans (for example, group retirement plans such as 401(k) plans, employer-sponsored 403(b) plans, and money purchase pension and profit sharing plans). Some retirement plans or accounts held by investment dealers may not offer certain services. If you have any questions, please contact American Funds Service Company, your plan administrator/trustee or dealer.

AMERICAN HIGH-INCOME TRUST / PROSPECTUS

 ---------------------------------------------------------
 CHOOSING A SHARE CLASS

 The fund offers both Class A and Class B shares. Each share class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation.

 Factors you should consider in choosing a class of shares include:

  -  How long you expect to own the shares

  -  How much you intend to invest

  -  The expenses associated with owning shares of each class

  - Whether you qualify for any reduction or waiver of sales charges (for example, Class A shares may be a less expensive option over time if you qualify for a sales charge reduction or waiver)

 EACH INVESTOR'S FINANCIAL CONSIDERATIONS ARE DIFFERENT. YOU SHOULD SPEAK WITH YOUR FINANCIAL ADVISER TO HELP YOU DECIDE WHICH SHARE CLASS IS BEST FOR YOU.

 Differences between Class A and Class B shares include:


               CLASS A                                 CLASS B
 ------------------------------------------------------------------------------
  Initial sales charge of up to         No initial sales charge.
  3.75%. Sales charges are reduced
  for purchases of $100,000 or more
  (see "Sales Charges - Class A").
 ------------------------------------------------------------------------------
  Distribution and service (12b-1)      Distribution and service (12b-1) fees
  fees of up to 0.30% annually.         of up to 1.00% annually.
 ------------------------------------------------------------------------------
  Higher dividends than Class B         Lower dividends than Class A shares due
  shares due to lower annual            to higher distribution fees and other
  expenses.                             expenses.
 ------------------------------------------------------------------------------
  No contingent deferred sales charge   A contingent deferred sales charge if
  (except on certain redemptions on     you sell shares within six years of
  purchases of $1 million or more       buying them.  The charge starts at 5%
  bought without an initial sales       and declines thereafter until it
  charge).                              reaches 0% after six years. (see "Sales
                                        Charges - Class B").
 ------------------------------------------------------------------------------
  No purchase maximum.                  Maximum purchase of $100,000.
 ------------------------------------------------------------------------------
                                        Automatic conversion to Class A shares
                                        after eight years, reducing future
                                        annual expenses.
 ------------------------------------------------------------------------------

                                         AMERICAN HIGH-INCOME TRUST / PROSPECTUS

 ---------------------------------------------------------
 PURCHASE AND EXCHANGE OF SHARES

 PURCHASE

 Generally, you may open an account by contacting any investment dealer (who may impose transaction charges in addition to those described in this prospectus) authorized to sell the fund's shares. You may purchase additional shares using various options described in the statement of additional information and "Welcome to the Family."

 EXCHANGE

 You may exchange your shares into shares of the same class of other funds in The American Funds Group generally without a sales charge. For purposes of computing the contingent deferred sales charge on Class B shares, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange.

 Exchanges of shares from the money market funds initially purchased without a sales charge generally will be subject to the appropriate sales charge. Exchanges have the same tax consequences as ordinary sales and purchases. See "Transactions by Telephone..." for information regarding electronic exchanges.

 THE FUND AND AMERICAN FUNDS DISTRIBUTORS, THE FUND'S PRINCIPAL UNDERWRITER, RESERVE THE RIGHT TO REJECT ANY PURCHASE ORDER FOR ANY REASON. ALTHOUGH THERE IS CURRENTLY NO SPECIFIC LIMIT ON THE NUMBER OF EXCHANGES YOU CAN MAKE IN A PERIOD OF TIME, THE FUND AND AMERICAN FUNDS DISTRIBUTORS RESERVE THE RIGHT TO REJECT ANY PURCHASE ORDER AND MAY TERMINATE THE EXCHANGE PRIVILEGE OF ANY INVESTOR WHOSE PATTERN OF EXCHANGE ACTIVITY THEY HAVE DETERMINED INVOLVES ACTUAL OR POTENTIAL HARM TO THE FUND.


 PURCHASE MINIMUMS FOR CLASS A AND B SHARES
 To establish an account (including retirement plan accounts)   $    250
   For a retirement plan account through payroll deduction      $     25
 To add to an account                                           $     50
   For a retirement plan account through payroll deduction      $     25
 PURCHASE MAXIMUM FOR CLASS B SHARES                            $100,000

AMERICAN HIGH-INCOME TRUST / PROSPECTUS

 SHARE PRICE

 The fund calculates its share price, also called net asset value, as of approximately 4:00 p.m. New York time, which is the normal close of trading on the New York Stock Exchange, every day the Exchange is open. In calculating net asset value, market prices are used when available. If a market price for a particular security is not available, the fund will determine the appropriate price for the security.

 Your shares will be purchased at the net asset value plus any applicable sales charge in the case of Class A shares, or sold at the net asset value next determined after American Funds Service Company receives and accepts your request. Sales of certain Class A and B shares may be subject to contingent deferred sales charges.</r.

 ---------------------------------------------------------
 SALES CHARGES

 CLASS A

 The initial sales charge you pay when you buy Class A shares differs depending upon the amount you invest and may be reduced for larger purchases as indicated below.


                             SALES CHARGE AS A PERCENTAGE OF
                             ----------------------------------
                                                                    DEALER
                                                    NET           COMMISSION
                                OFFERING          AMOUNT           AS % OF
 INVESTMENT                       PRICE          INVESTED       OFFERING PRICE
 ------------------------------------------------------------------------------
 Less than $100,000               3.75%            3.90%            3.00%
 ------------------------------------------------------------------------------
 $100,000 but less than           3.50%            3.63%            2.75%
 $250,000
 ------------------------------------------------------------------------------
 $250,000 but less than           2.50%            2.56%            2.00%
 $500,000
 ------------------------------------------------------------------------------
 $500,000 but less than           2.00%            2.04%            1.60%
 $750,000
 ------------------------------------------------------------------------------
 $750,000 but less than $1
 million                          1.50%            1.52%            1.20%
 ------------------------------------------------------------------------------
 $1 million or more and certain other
 investments described below           see below  see below   see below



 CLASS A PURCHASES NOT SUBJECT TO SALES CHARGE

 Investments of $1 million or more are sold with no initial sales charge. HOWEVER, A 1% CONTINGENT DEFERRED SALES CHARGE MAY BE IMPOSED IF REDEMPTIONS ARE MADE WITHIN ONE YEAR OF PURCHASE. Employer-sponsored defined contribution-type plans investing $1 million or more, or with 100 or more eligible employees, and Individual Retirement Account rollovers involving retirement plan assets invested in the American Funds, may invest with no sales charge and are not

                                         AMERICAN HIGH-INCOME TRUST / PROSPECTUS
 subject to a contingent deferred sales charge. Investments made through retirement plans, endowments or foundations with $50 million or more in assets, or through certain qualified fee-based programs may also be made with no sales charge and are not subject to a contingent deferred sales charge. The fund may pay a dealer concession of up to 1% under its Plan of Distribution on investments made with no initial sales charge.

 CLASS B

 Class B shares are sold without any initial sales charge. However, a contingent deferred sales charge may be applied to shares you redeem within six years of purchase, as shown in the table below.


 Contingent deferred sales charge
    on shares sold within year      as a % of shares being sold
 ---------------------------------------------------------------
                1                              5.00%
                2                              4.00%
                3                              4.00%
                4                              3.00%
                5                              2.00%
                6                              1.00%


 Shares acquired through reinvestment of dividends or capital gain distributions are not subject to a contingent deferred sales charge. In addition, the contingent deferred sales charge may be waived in certain circumstances. See "Contingent Deferred Sales Charge Waivers for Class B Shares" below. The contingent deferred sales charge is based on the original purchase cost or the current market value of the shares being sold, whichever is less. For purposes of determining the contingent deferred sales charge, if you sell only some of your shares, shares that are not subject to any contingent deferred sales charge will be sold first and then shares that you have owned the longest.


 CLASS B CONVERSION TO A SHARES

 Class B shares automatically convert to Class A shares in the month of the eight-year anniversary of the purchase date. The Internal Revenue Service currently takes the position that this automatic conversion is not taxable. Should their position change, shareholders would still have the option of converting but may face certain tax consequences. Please see the statement of additional information for more information.

AMERICAN HIGH-INCOME TRUST / PROSPECTUS

 ---------------------------------------------------------
 SALES CHARGE REDUCTIONS AND WAIVERS

 You must let your investment dealer or American Funds Service Company know if you qualify for a reduction in your Class A sales charge or waiver of your Class B contingent deferred sales charge using one or any combination of the methods described below, in the statement of additional information and "Welcome to the Family."

 REDUCING YOUR CLASS A SALES CHARGES

 You and your "immediate family" (your spouse and your children under the age of 21) may combine investments to reduce your Class A sales charge.

 AGGREGATING ACCOUNTS

 To receive a reduced Class A sales charge, investments made by you and your immediate family (see above) may be aggregated if made for their own account(s) and/or:

  - trust accounts established by the above individuals. However, if the person(s) who established the trust is deceased, the trust account may be aggregated with accounts of the person who is the primary beneficiary of the trust.

  -  solely controlled business accounts.

  -  single-participant retirement plans.

 Other types of accounts may also be aggregated. You should check with your financial adviser or consult the statement of additional information or "Welcome to the Family" for more information.

 CONCURRENT PURCHASES

 You may combine simultaneous purchases of Class A and/or B shares of two or more American Funds, as well as individual holdings in various American Legacy variable annuities or variable life insurance policies, to qualify for a reduced Class A sales charge. Direct purchases of money market funds are excluded.

 RIGHTS OF ACCUMULATION

 You may take into account the current value of your existing Class A and B holdings in the American Funds, as well as individual holdings in various American Legacy variable annuities or variable life insurance policies, to determine your Class A sales charge. Direct purchases of money market funds are excluded.

 STATEMENT OF INTENTION

 You can reduce the sales charge you pay on your Class A share purchases by establishing a Statement of Intention. A Statement of Intention allows you to

                                         AMERICAN HIGH-INCOME TRUST / PROSPECTUS
 combine all Class A and B share non-money market fund purchases, as well as individual American Legacy variable annuity and life insurance policies you intend to make over a 13-month period, to determine the applicable sales charge. At your request purchases made during the previous 90 days may be included; however, capital appreciation and reinvested dividends and capital gains do not apply toward these combined purchases. A portion of your account may be held in escrow to cover additional Class A sales charges which may be due if your total investments over the 13-month period do not qualify for the applicable sales charge reduction.

 CONTINGENT DEFERRED SALES CHARGE WAIVERS FOR CLASS B SHARES

 The contingent deferred sales charge on Class B shares may be waived in the following cases:

  - to receive payments through systematic withdrawal plans (up to 12% of the value of your account);

  - to receive certain distributions, such as required minimum distributions, from retirement accounts; or

  - for redemptions due to death or post-purchase disability of the shareholder.

 For more information, please consult your financial adviser, the statement of additional information or "Welcome to the Family."

 ---------------------------------------------------------
 PLANS OF DISTRIBUTION

 The fund has Plans of Distribution or "12b-1 Plans" under which it may finance activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the fund's board of trustees. The plans provide for annual expenses of up to 0.30% for Class A shares and up to 1.00% for Class B shares. Up to 0.25% of these payments are used to pay service fees to qualified dealers for providing certain shareholder services. The remaining 0.75% expense for Class B shares is used for financing commissions paid to your dealer. The 12b-1 fees paid by the fund, as a percentage of average net assets, for the previous fiscal year is indicated above under "Fees and Expenses of the Fund." Since these fees are paid out of the fund's assets or income on an ongoing basis, over time they will increase the cost and reduce the return of an investment. The higher fees for Class B shares may cost you more over time than paying the initial sales charge for Class A shares.

 OTHER COMPENSATION TO DEALERS

 American Funds Distributors may provide additional compensation to, or sponsor informational meetings for, dealers as described in the statement of additional information.

AMERICAN HIGH-INCOME TRUST / PROSPECTUS

 ---------------------------------------------------------
 HOW TO SELL SHARES

 Once a sufficient period of time has passed to reasonably assure that checks or drafts (including certified or cashiers' checks) for shares purchased have cleared (normally 15 calendar days), you may sell (redeem) those shares in any of the following ways:

  THROUGH YOUR DEALER (CERTAIN CHARGES MAY APPLY)

  -  Shares held for you in your dealer's name must be sold through the dealer.

  WRITING TO AMERICAN FUNDS SERVICE COMPANY

  -  Requests must be signed by the registered shareholder(s).

  -  A signature guarantee is required if the redemption is:

     -- Over $50,000;

     -- Made payable to someone other than the registered shareholder(s); or

     -- Sent to an address other than the address of record, or an address of record which has been changed within the last 10 days.

  - Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts.

  TELEPHONING OR FAXING AMERICAN FUNDS SERVICE COMPANY, OR BY USING AMERICAN FUNDSLINE/(R)/ OR AMERICAN FUNDSLINE ONLINE/(R)/:

  - Redemptions by telephone or fax (including American FundsLine and American FundsLine OnLine) are limited to $50,000 per shareholder each day.

  -  Checks must be made payable to the registered shareholder.

  - Checks must be mailed to an address of record that has been used with the account for at least 10 days.

 TRANSACTIONS BY TELEPHONE, FAX, AMERICAN FUNDSLINE OR FUNDSLINE ONLINE

 Generally, you are automatically eligible to use these services for redemptions and exchanges unless you notify us in writing that you do not want any or all of these services. You may reinstate these services at any time.

 Unless you decide not to have telephone, fax, or computer services on your account(s), you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liabilities (including attorney fees) which may be incurred in connection with the exercise of these privileges, provided American Funds Service Company employs reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine. If reasonable procedures are not employed, the fund may be liable for losses due to unauthorized or fraudulent instructions.

                                         AMERICAN HIGH-INCOME TRUST / PROSPECTUS

 ---------------------------------------------------------
 DISTRIBUTIONS AND TAXES

 DIVIDENDS AND DISTRIBUTIONS

 The fund declares dividends from net investment income daily and distributes the accrued dividends, which may fluctuate, to shareholders each month.
  Dividends begin accruing one day after payment for shares is received by the fund or American Funds Service Company. Capital gains, if any, are usually distributed in December. When a dividend or capital gain is distributed, the net asset value per share is reduced by the amount of the payment.

 You may elect to reinvest dividends and/or capital gain distributions to purchase additional shares of this fund or any other fund in The American Funds Group or you may elect to receive them in cash. Most shareholders do not elect to take capital gain distributions in cash because these distributions reduce principal value.

 TAXES ON DISTRIBUTIONS

 Distributions you receive from the fund may be subject to income tax and may also be subject to state or local taxes - unless you are exempt from taxation.

 For federal tax purposes, any taxable dividends and distributions of short-term capital gains are treated as ordinary income. The fund's distributions of net long-term capital gains are taxable to you as long-term capital gains. Any taxable distributions you receive from the fund will normally be taxable to you when made, regardless of whether you reinvest distributions or receive them in cash.

 TAXES ON TRANSACTIONS

 Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in the fund is the difference between the cost of your shares, including any sales charges, and the price you receive when you sell them.

 Please see the statement of additional information, the "Welcome to the Family" guide, and your tax adviser for further information.

AMERICAN HIGH-INCOME TRUST / PROSPECTUS

 ---------------------------------------------------------
 FINANCIAL HIGHLIGHTS

 The financial highlights table is intended to help you understand the fund's results for the past five years and is currently only shown for Class A shares.
  A similar table will be shown for Class B shares beginning with the fund's 2000 fiscal year end. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the fund's financial statements, is included in the statement of additional information, which is available upon request.



                                           YEARS ENDED SEPTEMBER 30
                                           ---------------------------
                                   1999     1998     1997     1996      1995
                                  ---------------------------------------------
 Net Asset Value,                 $13.75   $15.69   $14.86   $14.30    $13.97
 Beginning of Year
 ------------------------------------------------------------------------------
 INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income              1.28     1.30     1.26     1.29      1.33
 Net gains or losses on
 securities (both                   (.17)   (1.60)     .83      .59       .39
 realized and unrealized)
 ------------------------------------------------------------------------------
 Total from investment              1.11     (.30)    2.09     1.88      1.72
 operations
 ------------------------------------------------------------------------------
 LESS DISTRIBUTIONS:
 Dividends (from net
 investment income)                (1.29)   (1.30)   (1.24)   (1.32)    (1.32)
 Distributions (from capital        (.05)    (.34)    (.02)       -      (.07)
 gains)
 ------------------------------------------------------------------------------
 Total distributions               (1.34)   (1.64)   (1.26)   (1.32)    (1.39)
 ------------------------------------------------------------------------------
 Net Asset Value,                 $13.52   $13.75   $15.69   $14.86    $14.30
 End of Year
 ------------------------------------------------------------------------------
 Total return*                     8.11%   (2.40%)  14.66%   13.68%    13.34%
 ------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of year (in      $2,777   $2,360   $2,108   $1,547    $1,111
 millions)
 ------------------------------------------------------------------------------
 Ratio of expenses to               .82%     .81%     .82%     .87%      .89%
 average net assets
 ------------------------------------------------------------------------------
 Ratio of net income               9.21%    8.76%    8.35%    8.90%     9.72%
 to average net assets
 ------------------------------------------------------------------------------
 Portfolio turnover rate          29.79%   54.63%   53.55%   39.74%    29.56%
 * Excludes maximum sales charge.

                                         AMERICAN HIGH-INCOME TRUST / PROSPECTUS

 ---------------------------------------------------------
 APPENDIX

 Moody's Investors Service, Inc. rates the long-term debt securities issued by various entities in categories ranging from "Aaa" to "C," according to quality as described below.

 "Aaa - Best quality. These securities carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such shares."

 "Aa - High quality by all standards. They are rated lower than the best bond because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat greater."

 "A - Upper medium grade obligations. These bonds possess many favorable investment attributes. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."

 "Baa - Medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well."

 "Ba - Have speculative elements; future cannot be considered as well assured. The protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Bonds in this class are characterized by uncertainty of position."

 "B - Generally lack characteristics of the desirable investment; assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small."

 "Caa - Of poor standing. Issues may be in default or there may be present elements of danger with respect to principal or interest."

 "Ca - Speculative in a high degree; often in default or having other marked shortcomings."

 "C - Lowest rated class of bonds; can be regarded as having extremely poor prospects of ever attaining any real investment standing."

AMERICAN HIGH-INCOME TRUST / PROSPECTUS

 Moody's supplies numerical indicators, 1, 2 and 3 to rating categories. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and 3 indicates a ranking toward the lower end of that generic category.

 Standard & Poor's Corporation rates the long-term debt securities issued by various entities in categories ranging from "AAA" to "D," according to quality as described below.

 "AAA - Highest rating. Capacity to pay interest and repay principal is extremely strong."

 "AA - High grade. Very strong capacity to pay interest and repay principal. Generally, these bonds differ from AAA issues only in a small degree."

 "A - Have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of change in circumstances and economic conditions, than debt in higher rated categories."

 "BBB - Regarded as having adequate capacity to pay interest and repay principal. These bonds normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for debt in higher rated categories."

 "BB, B, CCC, CC, C - Regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions."

 "C1 - Reserved for income bonds on which interest is being paid."

 "D - In default and payment of interest and/or repayment of principal is in arrears."

 Standard & Poor's applies indicators "+", no character and "-" to its rating categories. The indicators show relative standing within the major rating categories.

                                         AMERICAN HIGH-INCOME TRUST / PROSPECTUS

 FOR SHAREHOLDER SERVICES                  American Funds Service Company
                                                             800/421-0180
 FOR RETIREMENT PLAN SERVICES    Call your employer or plan administrator
 FOR DEALER SERVICES                          American Funds Distributors
                                                     800/421-9900 Ext. 11
 FOR 24-HOUR INFORMATION                            American FundsLine(R)
                                                             800/325-3590
                                             American FundsLine OnLine(R)
                                             http://www.americanfunds.com


            Telephone conversations may be recorded or monitored for verification, recordkeeping and quality assurance purposes.

                            *     *     *     *     *

 MULTIPLE TRANSLATIONS This prospectus may be translated into other languages. If there is any inconsistency or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail.

 ANNUAL/SEMI-ANNUAL REPORT TO SHAREHOLDERS Contains additional information about the fund including financial statements, investment results, portfolio holdings, a statement from portfolio management discussing market conditions and the fund's investment strategies, and the independent accountants' report (in the annual report).

 STATEMENT OF ADDITIONAL INFORMATION (SAI) AND CODES OF ETHICS The SAI contains more detailed information on all aspects of the fund, including the fund's financial statements and is incorporated by reference into this prospectus. The codes of ethics describe the personal investing policies adopted by the fund and the fund's investment adviser and its affiliated companies.

 The codes of ethics and current SAI have been filed with the Securities and Exchange Commission ("SEC"). These and other related materials about the fund are available for review or to be copied at the SEC's Public Reference Room in Washington, D.C. (202/942-8090) or on the EDGAR database on the SEC's Internet Web site at http://www.sec.gov, or, after payment of a duplicating fee, via e-mail request to publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

 HOUSEHOLD MAILINGS Each year you are automatically sent an updated prospectus, annual and semi-annual report for the fund. In order to reduce the volume of mail you receive, when possible, only one copy of these documents will be sent to shareholders that are part of the same family and share the same residential address.

 If you would like to receive individual copies of these documents, or a free copy of the SAI or Codes of Ethics, please call American Funds Service Company at 800/421-0180 or write to the Secretary of the fund at 333 South Hope
 Street, Los Angeles, California 90071.
 Investment Company File No. 811-5364
                                                       Printed on recycled paper

                           AMERICAN HIGH-INCOME TRUST

                                     Part B
                      Statement of Additional Information

                                 March 15, 2000


This document is not a prospectus but should be read in conjunction with the current prospectus of American High-Income Trust (the "fund" or "AHIT") dated March 15, 2000. The prospectus may be obtained from your investment dealer or financial planner or by writing to the fund at the following address:

                           American High-Income Trust
                              Attention: Secretary
               333 South Hope StreetLos Angeles, California 90071
                                 (213) 486-9200

Shareholders who purchase shares at net asset value through eligible retirement plans should note that not all of the services or features described below may be available to them, and they should contact their employer for details.


                               TABLE OF CONTENTS


Item                                                                  Page No.
----                                                                  --------
Certain Investment Limitations and Guidelines . . . . . . . . . . .        2
Description of Certain Securities and Investment Techniques . . . .        2
Fundamental Policies and Investment Restrictions. . . . . . . . . .       10
Fund Organization and Voting Rights . . . . . . . . . . . . . . . .       12
Fund Trustees and Officers. . . . . . . . . . . . . . . . . . . . .       13
Management. . . . . . . . . . . . . . . . . . . . . . . . . . . . .       17
Dividends, Distributions and Taxes. . . . . . . . . . . . . . . . .       19
Purchase of Shares. . . . . . . . . . . . . . . . . . . . . . . . .       24
Sales Charges . . . . . . . . . . . . . . . . . . . . . . . . . . .       26
Sales Charge Reductions and Waivers . . . . . . . . . . . . . . . .       28
Individual Retirement Account (IRA) Rollovers . . . . . . . . . . .       31
Price of Shares . . . . . . . . . . . . . . . . . . . . . . . . . .       32
Selling Shares. . . . . . . . . . . . . . . . . . . . . . . . . . .       33
Shareholder Account Services and Privileges . . . . . . . . . . . .       34
Execution of Portfolio Transactions . . . . . . . . . . . . . . . .       37
General Information . . . . . . . . . . . . . . . . . . . . . . . .       37
Class A Share Investment Results and Related Statistics . . . . . .       39
Appendix. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       41
Financial Statements




                      American High-Income Trust - Page 1

                 CERTAIN INVESTMENT LIMITATIONS AND GUIDELINES

The following limitations and guidelines are considered at the time of purchase, under normal market conditions, and are based on a percentage of the fund's net assets unless otherwise noted. This summary is not intended to reflect all of the fund's investment limitations.


DEBT SECURITIES

 .    The fund will invest at least 65% of its assets in lower quality, lower rated debt securities (rated Ba or below by Moody's Investor Service, Inc. and BB or below by Standard & Poor's Corporation or unrated but determined to be of equivalent quality) and other similar securities including preferred stock.

 .    The fund may invest in debt securities rated as low as C by Moody's or D by
     S&P or unrated securities determined to be of equivalent quality.

EQUITY SECURITIES AND SECURITIES WITH DEBT AND EQUITY CHARACTERISTICS

 .    The fund may invest up to 25% of its assets in equity securities (including common stock) and securities with a combination of debt and equity characteristics (including convertible preferred stocks and convertible debentures).

 .    The fund may invest up to 5% of its assets in warrants and rights (but no more than 2% of the fund's assets may be invested in warrants or rights that are not listed on either the New York Stock Exchange or American Stock Exchange).

NON-U.S. SECURITIES

 .    The fund may invest up to 25% of its assets in securities of issuers domiciled outside the U.S.

The fund may experience difficulty liquidating certain portfolio securities during significant market declines or periods of heavy redemptions.


          DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

The descriptions below are intended to supplement the material in the prospectus under "Investment Objectives, Strategies and Risks."


DEBT SECURITIES - Bonds and other debt securities are used by issuers to borrow money. Issuers pay investors interest and generally must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. The prices of debt securities fluctuate depending on such factors as interest rates, credit quality, and maturity. In general their prices decline when interest rates rise and vice versa.


Lower quality, lower rated bonds rated Ba or below by Standard & Poor's Corporation and BB or below by Moody's Investors Services, Inc. (or unrated but considered to be of equivalent quality) are described by the rating agencies as speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness than higher rated bonds, or they may


                      American High-Income Trust - Page 2
already be in default. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to dispose of, or to determine the value of, lower quality, lower rated bonds.


Certain risk factors relating to "lower quality, lower rated bonds" are discussed below.


     SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES - Lower quality, lower rated bonds can be sensitive to adverse economic changes and political and corporate developments and may be less sensitive to interest rate changes. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices and yields of lower quality, lower rated bonds.

     PAYMENT EXPECTATIONS - Lower quality, lower rated bonds, like other bonds, may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the issuer of a bond defaults on its obligations to pay interest or principal or enters into bankruptcy proceedings, the fund may incur losses or expenses in seeking recovery of amounts owed to it.

     LIQUIDITY AND VALUATION - There may be little trading in the secondary market for particular bonds, which may affect adversely the fund's ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower quality, lower rated bonds, especially in a thin market.

The Investment Adviser attempts to reduce the risks described above through diversification of the portfolio and by credit analysis of each issuer as well as by monitoring broad economic trends and corporate and legislative developments, but there can be no assurance that it will be successful in doing so.


MATURITY - There are no restrictions on the maturity composition of the portfolio, although it is anticipated that the fund normally will be invested substantially in securities with maturities in excess of three years. Under normal market conditions, longer term securities yield more than shorter term securities, but are subject to greater price fluctuations.


EQUITY SECURITIES - Equity securities represent an ownership position in a company. These securities may include common stocks and securities with equity conversion or purchase rights. The prices of equity securities fluctuate based on changes in the financial condition of their issuers and on market and economic conditions. The fund's results will be related to the overall markets for these securities.


WARRANTS AND RIGHTS - The fund may purchase warrants, which may be issued together with bonds or preferred stocks. Warrants generally entitle the holder to buy a proportionate amount of common stock at a specified price, usually higher than the current market price. Warrants may be issued with an expiration date or in perpetuity. Rights are similar to warrants except that they


                      American High-Income Trust - Page 3
normally entitle the holder to purchase common stock at a lower price than the current market price.


SECURITIES WITH EQUITY AND DEBT CHARACTERISTICS - The fund may invest in securities that have a combination of equity and debt characteristics such as non-convertible preferred stocks and convertible securities. These securities may at times resemble equity more than debt and vice versa. The risks of convertible preferred stock may be similar to those of equity securities. Some types of convertible preferred stock automatically convert into common stock. Non-convertible preferred stock with stated redemption rates are similar to debt in that they have a stated dividend rate akin to the coupon of a bond or note even though they are often classified as equity securities. The prices and yields of non-convertible preferred stock generally move with changes in interest rates and the issuer's credit quality, similar to the factors affecting debt securities.


Bonds, convertible preferred stock, and other securities may sometimes be converted into common stock or other securities at a stated conversion ratio. These securities prior to conversion pay a fixed rate of interest or a dividend. Because convertible securities have both debt and equity characteristics, their value varies in response to many factors, including the value of the underlying equity, general market and economic conditions, convertible market valuations, as well as changes in interest rates, credit spreads, and the credit quality of the issuer.


INVESTING IN VARIOUS COUNTRIES - Investing outside the U.S. involves special risks, caused by, among other things: currency controls, fluctuating currency values; different accounting, auditing, and financial reporting regulations and practices in some countries; changing local and regional economic, political, and social conditions; expropriation or confiscatory taxation; greater market volatility; differing securities market structures; and various administrative difficulties such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. However, in the opinion of Capital Research and Management Company, investing outside the U.S. also can reduce certain portfolio risks due to greater diversification opportunities.


The risks described above are potentially heightened in connection with investments in developing countries. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of its industrialization cycle with a low per capita gross national product. For example, political and/or economic structures in these countries may be in their infancy and developing rapidly. Historically, the markets of developing countries have been more volatile than the markets of developed countries. The fund may only invest in securities of issuers in developing countries to a limited extent.


Additional costs could be incurred in connection with the fund's investment activities outside the U.S. Brokerage commissions may be higher outside the U.S., and the fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with the maintenance of assets in certain jurisdictions.


CURRENCY TRANSACTIONS - The fund can purchase and sell currencies to facilitate securities transactions and enter into forward currency contracts to protect against changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts entered into by the fund will involve the purchase or sale of one currency against the U.S. dollar. While entering into forward currency transactions could minimize the risk of loss due to a decline


                      American High-Income Trust - Page 4
in the value of the hedged currency, it could also limit any potential gain which might result from an increase in the value of the currency. The fund will not generally attempt to protect against all potential changes in exchange rates. The fund will segregate liquid assets which will be marked to market daily to meet its forward contract commitments to the extent required by the Securities and Exchange Commission.


Certain provisions of the Internal Revenue Code may affect the extent to which the fund may enter into forward contracts. Such transactions may also affect, for U.S. federal income tax purposes, the character and timing of income, gain or loss recognized by the fund.


RESTRICTED SECURITIES AND LIQUIDITY - The fund may purchase securities subject to restrictions on resale. All such securities not actively traded will be considered illiquid unless they have been specifically determined to be liquid under procedures which have been adopted by the fund's board of trustees, taking into account factors such as the frequency and volume of trading, the commitment of dealers to make markets and the availability of qualified investors, all of which can change from time to time. The fund may incur certain additional costs in disposing of illiquid securities.


INFLATION-INDEXED BONDS - The fund may invest in inflation-indexed bonds issued by governments, their agencies or instrumentalities, and corporations. The principal value of this type of bond is periodically adjusted according to changes in the rate of inflation. The interest rate is generally fixed at issuance; however, interest payments are based on an inflation adjusted principal value. For example, in a period of deflation, principal value will be adjusted downward, reducing the interest payable.


Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The fund may also invest in other bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.


VARIABLE AND FLOATING RATE OBLIGATIONS - The interest rates payable on certain securities in which the fund may invest may not be fixed but may fluctuate based upon changes in market rates. Variable and floating rate obligations bear coupon rates that are adjusted at designated intervals, based on the then current market rates of interest. Variable and floating rate obligations permit the fund to "lock in" the current interest rate for only the period until the next scheduled rate adjustment, but the rate adjustment feature tends to limit the extent to which the market value of the obligation will fluctuate.


REINSURANCE RELATED NOTES AND BONDS - The fund may invest in reinsurance related notes and bonds. These instruments, which are typically issued by special purpose reinsurance companies, transfer an element of insurance risk to the note or bond holders. For example, the reinsurance company would not be required to repay all or a portion of the principal value of the notes or bonds if losses due to a catastrophic event under the policy (such as a major hurricane) exceed certain dollar thresholds. Consequently, the fund may lose the entire amount of its investment in such bonds or notes if such an event occurs and losses exceed certain dollar thresholds. In this instance, investors would have no recourse against the insurance company. These instruments may be issued with fixed or variable interest rates and rated in a variety of credit quality categories by the rating agencies.


                      American High-Income Trust - Page 5

PASS-THROUGH SECURITIES - The fund may invest in various debt obligations backed by a pool of mortgages or other assets including loans on single family residences, home equity loans, mortgages on commercial buildings, credit card receivables, and leases on airplanes or other equipment. Principal and interest payments made on the underlying asset pools backing these obligations are typically passed through to investors. Pass-through securities may have either fixed or adjustable coupons. These securities include those discussed below.


"Mortgage-backed securities" are issued both by U.S. government agencies, including the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC), and by private entities. The payment of interest and principal on securities issued by U.S. government agencies is guaranteed by the full faith and credit of the U.S. government (in the case of GNMA securities) or the issuer (in the case of FNMA and FHLMC securities). However, the guarantees do not apply to the market prices and yields of these securities, which vary with changes in interest rates.


Mortgage-backed securities issued by private entities are structured similarly to mortgage-backed securities issued by GNMA, FNMA, and FHLMC. These securities and the underlying mortgages are not guaranteed by government agencies. In addition, these securities generally are structured with one or more types of credit enhancement. Mortgage-backed securities generally permit borrowers to prepay their underlying mortgages. Prepayments can alter the effective maturity of these instruments.


"Collateralized mortgage obligations" (CMOs) are also backed by a pool of mortgages or mortgage loans, which are divided into two or more separate bond issues. CMOs issued by U.S. government agencies are backed by agency mortgages, while privately issued CMOs may be backed by either government agency mortgages or private mortgages. Payments of principal and interest are passed-through to each bond at varying schedules resulting in bonds with different coupons, effective maturities, and sensitivities to interest rates. In fact, some CMOs may be structured in a way that when interest rates change the impact of changing prepayment rates on these securities' effective maturities is magnified.


"Commercial mortgage-backed securities" are backed by mortgages of commercial property, such as hotels, office buildings, retail stores, hospitals, and other commercial buildings. These securities may have a lower prepayment uncertainty than other mortgage-related securities because commercial mortgage loans generally prohibit or impose penalties on prepayments of principal. In addition, commercial mortgage-related securities often are structured with some form of credit enhancement to protect against potential losses on the underlying mortgage loans. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans, including the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants.


"Asset-backed securities" are backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans, or participations in pools of leases. Credit support for these securities may be based on the underlying assets and/or provided through credit enhancements by a third party. The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the credit strength of the credit enhancement, changes in interest rates, and at times the financial condition of the issuer. Some asset-backed securities also may receive prepayments which can change the securities' effective maturities.


                      American High-Income Trust - Page 6

REPURCHASE AGREEMENTS - The fund may enter into repurchase agreements, under which it buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. Repurchase agreements permit the fund to maintain liquidity and earn income over periods of time as short as overnight. The seller must maintain with the fund's custodian collateral equal to at least 100% of the repurchase price, including accrued interest, as monitored daily by the Investment Adviser. The fund will only enter into repurchase agreements involving securities in which it could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the Investment Adviser. If the seller under the repurchase agreement defaults, the fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization upon the collateral by the fund may be delayed or limited.


U.S. GOVERNMENT SECURITIES - Securities guaranteed by the U.S. Government include direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds). For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. Government, and thus they are of the highest possible credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, will be paid in full.


Certain securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor guaranteed by, the Treasury. However, they generally involve federal sponsorship in one way or another; some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, Farmers Home Administration, Federal Home Loan Bank, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Tennessee Valley Authority, and Federal Farm Credit Bank System.


CASH AND CASH EQUIVALENTS - These securities include (i) commercial paper (e.g.,short-term notes up to 9 months in maturity issued by corporations, governmental bodies or bank/ corporation sponsored conduits (asset backed commercial paper)), (ii) commercial bank obligations (e.g., certificates of deposit, bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)), (iii) savings association and savings bank obligations (e.g., bank notes and certificates of deposit issued by savings banks or savings associations), (iv) securities of the U.S. Government, its agencies or instrumentalities that mature, or may be redeemed, in one year or less, and (v) corporate bonds and notes that mature, or that may be redeemed, in one year or less.


LOAN PARTICIPATIONS AND ASSIGNMENTS - The fund may invest, subject to an overall 15% limit on loans, in loan participations or assignments. Loan participations are loans or other direct debt instruments which are interests in amounts owed by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates to suppliers of goods or services, or to other parties. The fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing participations, the fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to loan, nor any rights of set-off against the borrower, and the fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the fund will assume the credit risk of both


                      American High-Income Trust - Page 7
the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, a fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.


When the fund purchases assignments from lenders it will acquire direct rights against the borrower on the loan. However, because assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by a fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. Investments in loan participations and assignments present the possibility that the fund could be held liable as a co-lender under emerging legal theories of lender liability. In addition, if the loan is foreclosed, the fund could be part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral. Because there is no liquid market for such securities, the fund anticipates that such securities could be sold only to a limited number of institutional investors. In addition, loan participation and assignments are generally not rated by major rating agencies and may not be protected by the securities laws.


FORWARD COMMITMENTS - The fund may enter into commitments to purchase or sell securities at a future date. When the fund agrees to purchase such securities it assumes the risk of any decline in value of the security beginning on the date of the agreement. When the fund agrees to sell such securities it does not participate in further gains or losses with respect to the securities beginning on the date of the agreement. If the other party to such a transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could experience a loss.


As the fund's aggregate commitments under these transactions increase, the opportunity for leverage similarly increases. The fund will not use these transactions for the purpose of leveraging and will segregate liquid assets which will be marked to market daily in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the fund's aggregate commitments under these transactions exceed its segregated assets, the fund temporarily could be in a leveraged position (because it may have an amount greater than its net assets subject to market risk). Should market values of the fund's portfolio securities decline while the fund is in a leveraged position, greater depreciation of its net assets would likely occur than were it not in such a position. The fund will not borrow money to settle these transactions and therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations thereunder.


The fund may also enter into reverse repurchase agreements and "roll" transactions. A reverse repurchase agreement is the sale of a security by a fund and its agreement to repurchase the security at a specified time and price. A "roll" transaction is the sale of mortgage-backed or other securities together with a commitment to purchase similar, but not identical securities at a later date. The fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations as of the time of the agreement. The fund intends to treat roll transactions as two separate transactions: one involving the purchase of a security and a separate transaction involving the sale of a security. Since the fund does not intend to enter into roll transactions for financing purposes, it may treat these transactions as not falling within the definition of "borrowing" set forth in Section 2(a)(23) of the Investment Company Act of 1940. The fund will segregate liquid assets which will be marked to market daily in an amount sufficient to meet its payment obligations under "roll" transactions and reverse repurchase agreements with broker-dealers (no collateral is required for reverse repurchase agreements with banks).


                      American High-Income Trust - Page 8

The fund may also engage in the following investment practices, although it has no current intention to do so over the next twelve months:


LOANS OF PORTFOLIO SECURITIES - The fund is authorized to lend portfolio securities to selected securities dealers or other institutional investors whose financial condition is monitored by the Investment Adviser. The borrower must maintain with the fund's custodian collateral consisting of cash, cash equivalents or U.S. Government securities equal to at least 100% of the value of the borrowed securities, plus any accrued interest. The Investment Adviser will monitor the adequacy of the collateral on a daily basis. The fund may at any time call a loan of its portfolio securities and obtain the return of the loaned securities. The fund will receive any interest paid on the loaned securities and a fee or a portion of the interest earned on the collateral. The fund will limit its loans of portfolio securities to an aggregate of 10% of the value of its total assets, measured at the time any such loan is made.


OPTIONS ON U.S. TREASURY SECURITIES - The fund may purchase put and call options on U.S. Treasury securities ("Treasury securities"). A put (call) option gives the fund as purchaser of the option the right (but not the obligation) to sell
(buy) a specified amount of Treasury securities at the exercise price until the expiration of the option. The value of a put (call) option on Treasury securities generally increases (decreases) with an increase (decrease) in prevailing interest rates. Accordingly, the fund would purchase puts (calls) in anticipation of, or to protect against, an increase in interest rates. These options are listed on an exchange or traded over-the-counter ("OTC options"). Exchange-traded options have standardized exercise prices and expiration dates; OTC options are two-party contracts with negotiated exercise prices and expiration dates. OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which guarantees performance). Consequently, there is a risk of non-performance by the dealer. Since no exchange is involved, OTC options are valued on the basis of a quote provided by the dealer. In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time.

                        *     *     *     *     *     *

PORTFOLIO TURNOVER - Portfolio changes will be made without regard to the length of time particular investments may have been held. Short-term trading profits are not the fund's objective and changes in its investments are generally accomplished gradually, though short-term transactions may occasionally be made. High portfolio turnover (100% or more) involves correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions, and may result in the realization of net capital gains, which are taxable when distributed to shareholders.


Fixed-income securities are generally traded on a net basis and usually neither brokerage commissions nor transfer taxes are involved.


The fund's portfolio turnover rate would equal 100% if each security in the fund's portfolio were replaced once per year. See "Financial Highlights" in the prospectus for the fund's annual portfolio turnover for each of the last five fiscal periods.


                      American High-Income Trust - Page 9

                FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES - The fund has adopted the following fundamental policies and investment restrictions which may not be changed without approval by holders of a majority of its outstanding shares. Such majority is defined in the Investment Company Act of 1940 ("1940 Act") as the vote of the lesser of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities. All percentage limitations are considered at the time securities are purchased and are based on the fund's net assets unless otherwise indicated. None of the following investment restrictions involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the fund.


These restrictions provide that the fund may not:


1. Purchase any security (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities) if immediately after and as a result of such investment, more than 5% of the fund's total assets would be invested in securities of the issuer

2. Invest 25% or more of the value of its total assets in the securities of issuers conducting their principal business activities in the same industry.

3.   Invest in companies for the purpose of exercising control or management;

4. Buy or sell real estate or commodities or commodity contracts; however, the fund may invest in debt securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein, including real estate investment trusts, and may purchase or sell currencies (including forward currency contracts);

5. Acquire illiquid securities, if, immediately after and as a result, the value of illiquid securities held by the fund would exceed, in the aggregate, 15% of the fund's net assets;

6. Engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the Securities Act of 1933;

7. Lend any security or make any other loan if, as a result, more than 15% of its total assets would be lent to third parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements;

8. Sell securities short, except to the extent that the fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short;

9. Purchase securities on margin, provided that the fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

10. Borrow money, except from banks for temporary or emergency purposes not in excess of 5% of the value of the fund's total assets. The fund will not purchase securities while such borrowings are outstanding. This restriction shall not prevent the fund from entering into reverse repurchase agreements or "roll" transactions, provided that these transactions and any other


                      American High-Income Trust - Page 10
transactions constituting borrowing by the fund may not exceed one-third of the fund's total assets. In the event that the asset coverage for the fund's borrowings falls below 300%, the fund will reduce, within three days (excluding Sundays and holidays), the amount of its borrowings in order to provide for 300% asset coverage;

11. Write, purchase or sell put options, call options or combinations thereof, except that this shall not prevent the purchase of put or call options on currencies or U. S. Government securities.

NON-FUNDAMENTAL POLICIES - The following non-fundamental policy(ies) may be changed without shareholder approval:


1. The fund does not currently intend to lend portfolio securities or other assets to third parties, except by acquiring loans, loan participations, or forms of direct debt instruments. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

2. The fund may not invest in securities of other investment companies, except as permitted by the Investment Company Act of 1940, as amended.

3. The fund will not invest in securities of an issuer if the investment would cause the fund to own more than 10% of the outstanding voting securities of any one issuer.


                      American High-Income Trust - Page 11

                      FUND ORGANIZATION AND VOTING RIGHTS

The fund, an open-end, diversified management investment company, was organized as a Massachusetts business trust on October 1, 1987.


All fund operations are supervised by the fund's Board of Trustees which meets periodically and performs duties required by applicable state and federal laws. Members of the board who are not employed by Capital Research and Management Company or its affiliates are paid certain fees for services rendered to the fund as described in "Trustees and Trustee Compensation" below. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund.


The fund has two classes of shares - Class A and Class B. The shares of each class represent an interest in the same investment portfolio. Each class has equal rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution expenses and may bear different transfer agent fees and other expenses properly attributable to the particular class as approved by the Board of Trustees. Class A and Class B shareholders have exclusive voting rights with respect to the rule 12b-1 Plans adopted in connection with the distribution of shares and on other matters in which the interests of one class are different from interests in another class. Shares of all classes of the fund vote together on matters that affect all classes in substantially the same manner. Each class votes as a class on matters that affect that class alone.


The fund does not hold annual meetings of shareholders. However, significant matters which require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares, the fund will hold a meeting at which any member of the board could be removed by a majority vote.


                      American High-Income Trust - Page 12

                           FUND TRUSTEES AND OFFICERS

                       Trustees and Trustee Compensation


                                                                                         AGGREGATE
                                                                                        COMPENSATION
                                                                                   (INCLUDING VOLUNTARILY
                                                                                          DEFERRED
                                                                                      COMPENSATION/1/)
                                                                                       FROM THE FUND
                                POSITION                                             DURING FISCAL YEAR
                                  WITH         PRINCIPAL OCCUPATION(S) DURING              ENDED
   NAME, ADDRESS AND AGE       REGISTRANT               PAST 5 YEARS                 SEPTEMBER 30, 1999
-----------------------------------------------------------------------------------------------------------
 Richard G. Capen, Jr.         Trustee       Corporate Director and author;                none/3/
 6077 San Elijo, Box 2494                    former United States Ambassador to
 Rancho Santa Fe, CA 92067                   Spain; former Vice Chairman of the
 Age: 65                                     Board, Knight-Ridder, Inc., former
                                             Chairman and Publisher, The Miami
                                                                     ---------
                                             Herald
                                             ------
-----------------------------------------------------------------------------------------------------------
 H. Frederick Christie         Trustee       Private Investor.  Former President          $5,250/4/
 P.O. Box 144                                and Chief Executive Officer, The
 Palos Verdes Estates, CA                    Mission Group (non-utility holding
 90274                                       company, subsidiary of Southern
 Age: 66                                     California Edison Company)
-----------------------------------------------------------------------------------------------------------
 + Don R. Conlan               Trustee       President (retired), The Capital              none/5/
 1630 Milan Avenue                           Group Companies, Inc.
 South Pasadena, CA 91030
 Age: 64
-----------------------------------------------------------------------------------------------------------
 Diane C. Creel                Trustee       CEO and President, The Earth                 $4,400/4/
 100 W. Broadway                             Technology Corporation
 Suite 5000                                  (international consulting
 Long Beach, CA 90802                        engineering)
 Age: 51
-----------------------------------------------------------------------------------------------------------
 Martin Fenton                 Trustee       Managing Director, Senior Resource           $4,600/4/
 4660 La Jolla Village                       Group LLC (development and
 Drive                                       management of senior living
 Suite 725                                   communities)
 San Diego, CA 92122
 Age: 64
-----------------------------------------------------------------------------------------------------------
 Leonard R. Fuller             Trustee       President, Fuller Consulting                 $ 5,000
 4337 Marina City Drive                      (financial management consulting
 Suite 841 ETN                               firm)
 Marina del Rey, CA 90292
 Age: 53
-----------------------------------------------------------------------------------------------------------
 +* Abner D. Goldstine         Trustee       Senior Vice President and Director,           none/5/
 Age: 70                                     Capital Research and Management
                                             Company
-----------------------------------------------------------------------------------------------------------
 +** Paul G. Haaga, Jr.        Chairman      Executive Vice President and                  none/5/
 Age: 51                       of            Director, Capital Research and
                               the Board     Management Company
-----------------------------------------------------------------------------------------------------------
 Richard G. Newman             Trustee       Chairman, President and CEO, AECOM           $4,600/4/
 3250 Wilshire Boulevard                     Technology Corporation
 Los Angeles, CA 90010-1599                  (architectural engineering)
 Age: 65
-----------------------------------------------------------------------------------------------------------
 Frank M. Sanchez              Trustee       President, The Sanchez Family                 none/3/
 5234 Via San Delarro, #1                    Corporation dba McDonald's
 Los Angeles, CA  90022                      Restaurants (McDonald's licensee)
 Age: 55
-----------------------------------------------------------------------------------------------------------
                                   TOTAL COMPENSATION
                                 (INCLUDING VOLUNTARILY
                                        DEFERRED
                                  COMPENSATION/1/) FROM       TOTAL NUMBER
                                   ALL FUNDS MANAGED BY         OF FUND
                                  CAPITAL RESEARCH AND           BOARDS
                                   MANAGEMENT COMPANY           ON WHICH
                              OR ITS AFFILIATES/2/ FOR THE      TRUSTEE
   NAME, ADDRESS AND AGE      YEAR ENDED SEPTEMBER 30, 1999    SERVES/2/
---------------------------------------------------------------------------
 Richard G. Capen, Jr.                  $  45,250                  14
 6077 San Elijo, Box 2494
 Rancho Santa Fe, CA 92067
 Age: 65
---------------------------------------------------------------------------
 H. Frederick Christie                  $211,600/4/                19
 P.O. Box 144
 Palos Verdes Estates, CA
 90274
 Age: 66
---------------------------------------------------------------------------
 + Don R. Conlan                          none/5/                  12
 1630 Milan Avenue
 South Pasadena, CA 91030
 Age: 64
---------------------------------------------------------------------------
 Diane C. Creel                         $48,000/4/                 12
 100 W. Broadway
 Suite 5000
 Long Beach, CA 90802
 Age: 51
---------------------------------------------------------------------------
 Martin Fenton                          $132,600/4/                15
 4660 La Jolla Village
 Drive
 Suite 725
 San Diego, CA 92122
 Age: 64
---------------------------------------------------------------------------
 Leonard R. Fuller                      $  63,267                  13
 4337 Marina City Drive
 Suite 841 ETN
 Marina del Rey, CA 90292
 Age: 53
---------------------------------------------------------------------------
 +* Abner D. Goldstine                    none/5/                  12
 Age: 70
---------------------------------------------------------------------------
 +** Paul G. Haaga, Jr.                   none/5/                  15
 Age: 51
---------------------------------------------------------------------------
 Richard G. Newman                      $107,100/4/                13
 3250 Wilshire Boulevard
 Los Angeles, CA 90010-1599
 Age: 65
---------------------------------------------------------------------------
 Frank M. Sanchez                       $   5,050                  12
 5234 Via San Delarro, #1
 Los Angeles, CA  90022
 Age: 55
---------------------------------------------------------------------------




                      American High-Income Trust - Page 13

                      American High-Income Trust - Page 14

+ "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the fund's Investment Adviser, Capital Research and Management Company, or the parent company of the Investment Adviser, The Capital Group Companies, Inc.
* Address is 11100 Santa Monica Boulevard, Los Angeles, CA 90025
** Address is 333 South Hope Street, Los Angeles, CA 90071
1 Amounts may be deferred by eligible Trustees under a non-qualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in The American Funds Group as designated by the Trustees.

2 Capital Research and Management Company manages The American Funds Group consisting of 29 funds: AMCAP Fund, Inc., American Balanced Fund, Inc., American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., The Cash Management Trust of America, Capital Income Builder, Inc., Capital World Growth and Income Fund, Inc., Capital World Bond Fund, Inc., EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., New World Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, The Tax-Exempt Fund of Virginia, The Tax-Exempt Money Fund of America, The U. S. Treasury Money Fund of America, U.S. Government Securities Fund and Washington Mutual Investors Fund, Inc. Capital Research and Management Company also manages American Variable Insurance Series and Anchor Pathway Fund, which serve as the underlying investment vehicle for certain variable insurance contracts; and Endowments, whose shareholders are limited to (i) any entity exempt from taxation under Section 501(c)(3) of the Internal Revenue Code of 1986, as
  amended ("501(c)(3) organization");      (ii) any trust, the present or future
  beneficiary of which is a 501(c)(3) organization, and (iii) any other entity formed for the primary purpose of benefiting a 501(c)(3) organization. An affiliate of Capital Research and Management Company, Capital International, Inc., manages Emerging Markets Growth Fund, Inc.

3 Richard G. Capen, Jr. and Frank M. Sanchez were elected as Trustees of the Fund on 11/18/99.

4 Since the deferred compensation plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) during the 1999 fiscal year for participating Trustees is as follows: H. Frederick Christie ($8,895), Diane C. Creel ($5,137), Martin Fenton ($13,705), and Richard G. Newman ($28,638). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Trustees.

5 Don R. Conlan, Abner D. Goldstine, and Paul G. Haaga, Jr. are affiliated with the Investment Adviser and, accordingly, receive no compensation from the fund.


                      American High-Income Trust - Page 15

                                    OFFICERS


                                 POSITION(S)         PRINCIPAL OCCUPATION(S)
   NAME AND ADDRESS     AGE    WITH REGISTRANT               DURING
--------------------------------------------------        PAST 5 YEARS
                                                  -----------------------------
David C. Barclay        43   President and PEO    Vice President, Capital
11100 Santa Monica                                Research and Management
Blvd.                                             Company
Los Angeles, CA 90025
-------------------------------------------------------------------------------
Michael J. Downer       45   Vice President       Senior Vice President - Fund
333 South Hope Street                             Business
Los Angeles, CA 90071                             Management Group, Capital
                                                  Research
                                                  and Management Company
-------------------------------------------------------------------------------
Susan M. Tolson         38   Vice President       Senior Vice President,
11100 Santa Monica                                Capital Research Company*
Blvd.
Los Angeles, CA 90025
-------------------------------------------------------------------------------
Julie F. Williams       51   Secretary            Vice President - Fund
333 South Hope Street                             Business
Los Angeles, CA 90071                             Management Group, Capital
                                                  Research
                                                  and Management Company
-------------------------------------------------------------------------------
Anthony W. Hynes, Jr.   37   Treasurer            Vice President - Fund
135 South State                                   Business
College Blvd.                                     Management Group, Capital
Brea, CA 92821                                    Research
                                                  and Management Company
-------------------------------------------------------------------------------
Kimberly S. Verdick     35   Assistant            Assistant Vice President -
333 South Hope Street        Secretary            Fund Business Management
Los Angeles, CA 90071                             Group, Capital Research and
                                                  Management Company
-------------------------------------------------------------------------------
Todd L. Miller          41   Assistant Treasurer  Assistant Vice President -
135 South State                                   Fund Business Management
College Blvd.                                     Group, Capital Research and
Brea, CA 92821                                    Management Company
-------------------------------------------------------------------------------


* Company affiliated with Capital Research and Management Company.

All of the officers listed are officers, and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as Investment Adviser.


No compensation is paid by the fund to any officer or Trustee who is a director, officer or employee of the Investment Adviser or affiliated companies. The fund pays annual fees of $3,000 to Trustees who are not affiliated with the Investment Adviser, plus $200 for each Board of Trustees meeting attended, plus $200 for each meeting attended as a member of a committee of the Board of Trustees. No pension or retirement benefits are accrued as part of fund expenses. The Trustees may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the Trustees who are not affiliated with the Investment Adviser. As of February 15, 2000 the officers and Trustees of the fund and their families, as a group, owned beneficially or of record less than 1% of the outstanding shares of the fund.


                      American High-Income Trust - Page 16

                                   MANAGEMENT

INVESTMENT ADVISER - The Investment Adviser, founded in 1931, maintains research facilities in the U.S. and abroad (Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Hong Kong, Singapore and Tokyo), with a staff of professionals, many of whom have a number of years of investment experience. The Investment Adviser is located at 333 South Hope Street, Los Angeles, CA 90071, and at 135 South State College Boulevard, Brea, CA 92821. The Investment Adviser's research professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world. The Investment Adviser believes that it is able to attract and retain quality personnel. The Investment Adviser is a wholly owned subsidiary of The Capital Group Companies, Inc.


The Investment Adviser is responsible for managing more than $300 billion of stocks, bonds and money market instruments and serves over 11 million shareholder accounts of all types throughout the world. These investors include privately owned businesses and large corporations as well as schools, colleges, foundations and other non-profit and tax-exempt organizations.


INVESTMENT ADVISORY AND SERVICE AGREEMENT - The Investment Advisory and Service Agreement (the "Agreement") between the fund and the Investment Adviser will continue in effect until October 31, 2000, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (i) the Board of Trustees, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (ii) the vote of a majority of Trustees who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the Investment Adviser has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days' written notice to the other party, and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940
Act).


The Investment Adviser, in addition to providing investment advisory services, furnishes the services and pays the compensation and travel expenses of persons to perform the executive, administrative, clerical and bookkeeping functions of the fund, and provides suitable office space, necessary small office equipment and utilities, general purpose accounting forms, supplies, and postage used at the offices of the fund. The fund pays all expenses not assumed by the Investment Adviser, including, but not limited to, custodian, stock transfer and dividend disbursing fees and expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements, and notices to its shareholders; taxes; expenses of the issuance and redemption of shares of the fund (including stock certificates, registration and qualification fees and expenses); expenses pursuant to the fund's Plans of Distribution (described below); legal and auditing expenses; compensation, fees, and expenses paid to directors unaffiliated with the Investment Adviser; association dues; costs of stationery and forms prepared exclusively for the fund; and costs of assembling and storing shareholder account data.


The management fee is based upon the net assets of the fund and monthly gross investment income. Gross investment income means gross income, computed without taking account of gains or losses from sales of capital assets, but including original issue discount as defined for


                      American High-Income Trust - Page 17
federal income tax purposes. The Internal Revenue Code in general defines original issue discount to mean the difference between the issue price and the stated redemption price at maturity of certain debt obligations. The holder of such indebtedness is in general required to treat as ordinary income the proportionate part of the original issue discount attributable to the period during which the holder held the indebtedness.


The management fee is based upon the annual rates of 0.30% of the first $60 million of the fund's average net assets, 0.21% on average net assets in excess of $60 million but not exceeding $1 billion, 0.18% on average net assets in excess of $1 billion, but not exceeding $3 billion, plus 0.16% on average net assets in excess of $3 billion, plus 3% of the first $8,333,333 of monthly gross investment income, plus 2.5% of such income between $8,333,333 and $25 million, plus 2% of such income in excess of $25 million. Assuming net assets of $3 billion and gross investment income levels of 5%, 6%, 7%, 8% and 9%, management fees would be 0.33%, 0.36%, 0.38%, 0.41% and 0.43%, respectively.


The Investment Adviser has agreed that in the event the expenses of Class A shares of the fund (with the exclusion of interest, taxes, brokerage costs, extraordinary expenses such as litigation and acquisitions or other expenses excludable under applicable state securities laws or regulations) for any fiscal year ending on a date on which the Agreement is in effect, exceed the expense limitations, if any, applicable to the fund pursuant to state securities laws or any regulations thereunder, it will reduce its fee by the extent of such excess and, if required pursuant to any such laws or any regulations thereunder, will reimburse the fund in the amount of such excess. To the extent the fund's management fee must be waived due to Class A share expense ratios exceeding the above limit, management fees will be reduced similarly for all classes of shares of the fund or other Class A fees will be waived in lieu of management fees.


For the fiscal years ended September 30, 1999, 1998, and 1997, the Investment Adviser received advisory fees of $12,363,000, $10,751,000, and $8,242,000, respectively.


PRINCIPAL UNDERWRITER - American Funds Distributors, Inc. (the "Principal Underwriter") is the principal underwriter of the fund's shares. The Principal Underwriter is located at 333 South Hope Street, Los Angeles, CA 90071, 135 South State College Boulevard, Brea, CA 92821, 3500 Wiseman Boulevard, San Antonio, TX 78251, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240, and 5300 Robin Hood Road, Norfolk, VA 23513. The fund has adopted Plans of Distribution (the Plans), pursuant to rule 12b-1 under the 1940 Act. The Principal Underwriter receives amounts payable pursuant to the Plans (see below) and commissions consisting of that portion of the sales charge remaining after the discounts which it allows to investment dealers. Commissions retained by the Principal Underwriter on sales of Class A shares during the 1999 fiscal year amounted to $2,990,000 after allowance of $12,281,000 to dealers.


During the fiscal years ended 1998 and 1997 the Principal Underwriter retained $3,016,000 and $2,289,000, respectively on sales of Class A shares after an allowance of $12,527,000 and $9,491,000 to dealers, respectively.


As required by rule 12b-1 and the 1940 Act, the Plans (together with the Principal Underwriting Agreement) have been approved by the full Board of Trustees and separately by a majority of the trustees who are not "interested persons" of the fund and who have no direct or indirect financial interest in the operation of the Plans or the Principal Underwriting Agreement. The officers and trustees who are "interested persons" of the fund may be considered to have a direct or indirect financial interest in the operation of the Plans due to present or past affiliations with the


                      American High-Income Trust - Page 18

Investment Adviser and related companies. Potential benefits of the Plans to the fund include shareholder services, savings to the fund in transfer agency costs, savings to the fund in advisory fees and other expenses, benefits to the investment process from growth or stability of assets and maintenance of a financially healthy management organization. The selection and nomination of trustees who are not "interested persons" of the fund are committed to the discretion of the trustees who are not "interested persons" during the existence of the Plans. Plan expenses are reviewed quarterly and the Plans must be renewed annually by the Board of Trustees.


Under the Plans the fund may expend up to 0.30% of its net assets annually for Class A shares and up to 1.00% of its net assets annually for Class B shares to finance any activity which is primarily intended to result in the sale of fund shares, provided the fund's Board of Trustees has approved the category of expenses for which payment is being made. For Class A shares these include up to 0.25% in service fees for qualified dealers and dealer commissions and wholesaler compensation on sales of shares exceeding $1 million purchased without a sales charge (including purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees, rollover IRA accounts as described in "Individual Retirement Account (IRA) Rollovers" below, and retirement plans, endowments or foundations with $50 million or more in assets). For Class B shares these include 0.25% in service fees for qualified dealers and 0.75% in payments to the Principal Underwriter for financing commissions paid to qualified dealers selling Class B shares.


Commissions on sales of Class A shares exceeding $1 million (including purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code, including any "401(k)" plan with 100 or more eligible employees) in excess of the Class A Plan limitation not reimbursed during the most recent fiscal quarter are recoverable for five quarters, provided that such commissions do not exceed the annual expense limit. After five quarters, these commissions are not recoverable.


During the 1999 fiscal year, the fund paid or accrued $6,614,000 for compensation to dealers or the Principal Underwriter under the Plan for Class A shares. As of September 30, 1999, accrued and unpaid distribution expenses were $434,000.


OTHER COMPENSATION TO DEALERS - The Principal Underwriter, at its expense (from a designated percentage of its income), currently provides additional compensation to dealers. Currently these payments are limited to the top 100 dealers who have sold shares of the fund or other funds in The American Funds Group. These payments will be based principally on a pro rata share of a qualifying dealer's sales. The Principal Underwriter will, on an annual basis, determine the advisability of continuing these payments.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS - The fund intends to follow the practice of distributing substantially all of its investment company taxable income which includes any excess of net realized short-term gains over net realized long-term capital losses. Additional distributions may be made, if necessary. The fund also intends to follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, the fund may retain all or part of such gain for reinvestment, after paying the related federal taxes for which shareholders may then be able to claim a credit against their federal tax liability. If the fund does not distribute the amount of capital gain and/or net investment income required to be distributed by an excise


                      American High-Income Trust - Page 19
tax provision of the Code, the fund may be subject to that excise tax. In certain circumstances, the fund may determine that it is in the interest of shareholders to distribute less than the required amount. In this case, the fund will pay any income or excise taxes due.


Dividends will be reinvested in shares of the fund unless shareholders indicate in writing that they wish to receive them in cash or in shares of other American Funds, as provided in the prospectus.


TAXES - The fund has elected to be treated as a regulated investment company under Subchapter M of the Code. A regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least 90% of its investment company taxable income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually 100% of its investment company taxable income and net realized capital gains in the manner required under the Code. The fund intends to distribute annually all of its investment company taxable income and net realized capital gains and therefore does not expect to pay federal income tax, although in certain circumstances the fund may determine that it is in the interest of shareholders to distribute less than that amount.


Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gain (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year), and
(iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by the fund from its current year's ordinary income and capital gain net income and (ii) any amount on which the fund pays income tax during the periods described above. The fund intends to distribute net investment income and net capital gains so as to minimize or avoid the excise tax liability.


Investment company taxable income generally includes dividends, interest, net short-term capital gains in excess of net long-term capital losses, and certain foreign currency gains, if any, less expenses and certain foreign currency losses, if any. Net capital gains for a fiscal year are computed by taking into account any capital loss carry-forward of the fund.


If any net long-term capital gains in excess of net short-term capital losses are retained by the fund for reinvestment, requiring federal income taxes to be paid thereon by the fund, the fund intends to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains taxable to individual shareholders at a maximum 20% capital gains rate, will be able to claim a pro rata share of federal income taxes paid by the fund on such gains as a credit against personal federal income tax liability, and will be entitled to increase the adjusted tax basis on fund shares by the difference between a pro rata share of the retained gains and their related tax credit.


Distributions of investment company taxable income are taxable to shareholders as ordinary income.


                      American High-Income Trust - Page 20

Distributions of the excess of net long-term capital gains over net short-term capital losses which the fund properly designates as "capital gain dividends" generally will be taxable to individual shareholders at a maximum 20% capital gains rate, regardless of the length of time the shares of the fund have been held by such shareholders. Such distributions are not eligible for the dividends-received deduction. Any loss realized upon the redemption of shares held at the time of redemption for six months or less from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period.


Distributions of investment company taxable income and net realized capital gains to individual shareholders will be taxable as described above, whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.


All distributions of investment company taxable income and net realized capital gain, whether received in shares or in cash, must be reported by each shareholder subject to tax on his or her federal income tax return. Dividends and capital gains distributions declared in October, November or December and payable to shareholders of record in such a month will be deemed to have been received by shareholders on December 31 if paid during January of the following year. Redemptions of shares, including exchanges for shares of another American Fund, may result in tax consequences (gain or loss) to the shareholder and must also be reported on the shareholder's federal income tax return.


Dividends from domestic corporations are expected to comprise some portion of the fund's gross income. To the extent that such dividends constitute any of the fund's gross income, a portion of the income distributions of the fund will be eligible for the deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent that either the fund shares, or the underlying shares of stock held by the fund, with respect to which dividends are received, are treated as debt-financed under federal income tax law and is eliminated if the shares are deemed to have been held by the shareholder or the fund, as the case may be, for less than 46 days.


Distributions by the fund result in a reduction in the net asset value of the fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of investment capital. For this reason, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of investment capital upon the distribution, which will nevertheless be taxable to them.


A portion of the difference between the issue price of zero coupon securities and their face value ("original issue discount") is considered to be income to the fund each year, even though the fund will not receive cash interest payments from these securities. This original issue discount (imputed income) will comprise a part of the investment company taxable income of the fund which must be distributed to shareholders in order to maintain the qualification of the fund as a regulated investment company and to avoid federal income tax at the level of the fund.


                      American High-Income Trust - Page 21

Shareholders will be subject to income tax on such original issue discount, whether or not they elect to receive their distributions in cash.


The fund will be required to report to the IRS all distributions of investment company taxable income and capital gains as well as gross proceeds from the redemption or exchange of fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of investment company taxable income and capital gains and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax at the rate of 31% in the case of non-exempt U.S. shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if the fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.


Shareholders of the fund may be subject to state and local taxes on distributions received from the fund and on redemptions of the fund's shares.


Each distribution is accompanied by a brief explanation of the form and character of the distribution. In January of each year fund shareholders will receive a statement of the federal income tax status of all distributions.


Dividend and interest income received by the fund from sources outside the U.S. may be subject to withholding and other taxes imposed by such foreign jurisdictions. Tax conventions between certain countries and the U.S. may reduce or eliminate these foreign taxes, however. Most foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.


The fund may make the election permitted under Section 853 of the Code so that shareholders may (subject to limitations) be able to claim a credit or deduction on their federal income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid by the Fund to foreign countries (which taxes relate primarily to investment income). The fund may make an election under Section 853 of the Code, provided that more than 50% of the value of the total assets of the fund at the close of the taxable year consists of securities in foreign corporations. The foreign tax credit available to shareholders is subject to certain limitations imposed by the Code.


Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the fund accrues receivables or liabilities denominated in a foreign currency and the time the fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of the fund's investment company taxable income to be distributed to its shareholders as ordinary income.


                      American High-Income Trust - Page 22

If the fund invests in stock of certain passive foreign investment companies, the fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the fund's holding period for the stock. The distribution or gain so allocated to any taxable year of the fund, other than the taxable year of the excess distribution or disposition, would be taxed to the fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the fund's investment company taxable income and, accordingly, would not be taxable to the fund to the extent distributed by the fund as a dividend to its shareholders.


To avoid such tax and interest, the fund intends to elect to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time. Under this election, deductions for losses are allowable only to the extent of any prior recognized gains, and both gains and losses will be treated as ordinary income or loss. The fund will be required to distribute any resulting income, even though it has not sold the security and received cash to pay such distributions.


The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on dividend income received by him or her.


Shareholders should consult their tax advisers about the application of the provisions of tax law described in this statement of additional information in light of their particular tax situations.


                      American High-Income Trust - Page 23

                               PURCHASE OF SHARES


        METHOD            INITIAL INVESTMENT        ADDITIONAL INVESTMENTS
-------------------------------------------------------------------------------
                        See "Purchase           $50 minimum (except where a
                        Minimums" for initial   lower minimum is noted under
                        investment minimums.    "Purchase Minimums").
-------------------------------------------------------------------------------
By contacting           Visit any investment    Mail directly to your
your investment dealer  dealer who is           investment dealer's address
                        registered in the       printed on your account
                        state where the         statement.
                        purchase is made and
                        who has a sales
                        agreement with
                        American Funds
                        Distributors.
-------------------------------------------------------------------------------
By mail                 Make your check         Fill out the account additions
                        payable to the fund     form at the bottom of a recent
                        and mail to the         account statement, make your
                        address indicated on    check payable to the fund,
                        the account             write your account number on
                        application. Please     your check, and mail the check
                        indicate an investment  and form in the envelope
                        dealer on the account   provided with your account
                        application.            statement.
-------------------------------------------------------------------------------
By telephone            Please contact your     Complete the "Investments by
                        investment dealer to    Phone" section on the account
                        open account, then      application or American
                        follow the procedures   FundsLink Authorization Form.
                        for additional          Once you establish the
                        investments.            privilege, you, your financial
                                                advisor or any person with your
                                                account information can call
                                                American FundsLine(R) and make
                                                investments by telephone
                                                (subject to conditions noted in
                                                "Shareholder Account Services
                                                and Privileges - Telephone and
                                                Computer Purchases, Redemptions
                                                and Exchanges" below).
-------------------------------------------------------------------------------
By computer             Please contact your     Complete the American FundsLink
                        investment dealer to    Authorization Form. Once you
                        open account, then      established the privilege, you,
                        follow the procedures   your financial advisor or any
                        for additional          person with your account
                        investments.            information may access American
                                                FundsLine OnLine(R) on the
                                                Internet and make investments
                                                by computer (subject to
                                                conditions noted in
                                                "Shareholder Account Services
                                                and Privileges - Telephone and
                                                Computer Purchases, Redemptions
                                                and Exchanges" below).
-------------------------------------------------------------------------------
By wire                 Call 800/421-0180 to    Your bank should wire your
                        obtain your account     additional investments in the
                        number(s), if           same manner as described under
                        necessary. Please       "Initial Investment."
                        indicate an investment
                        dealer on the account.
                        Instruct your bank to
                        wire funds to:

                        Wells Fargo Bank
                        155 Fifth Street,
                        Sixth Floor
                        San Francisco, CA
                        94106
                        (ABA#121000248)

                        For credit to the
                        account of:
                        American Funds Service
                        Company a/c#
                        4600-076178
                        (fund name)
                        (your fund acct. no.)
-------------------------------------------------------------------------------
THE FUNDS AND AMERICAN FUNDS DISTRIBUTORS RESERVE THE RIGHT TO REJECT ANY
PURCHASE ORDER.
-------------------------------------------------------------------------------


PURCHASE MINIMUMS - The minimum initial investment for all funds in The American Funds Group, except the money market funds and the state tax-exempt funds, is $250. The minimum initial investment for the money market funds (The Cash Management Trust of America, The Tax--


                      American High-Income Trust - Page 24

Exempt Money Fund of America, and The U.S. Treasury Money Fund of America) and the state tax-exempt funds (The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, and The Tax-Exempt Fund of Virginia) is $1,000. Purchase minimums are reduced to $50 for purchases through "Automatic Investment Plans" (except for the money market funds) or to $25 for purchases by retirement plans through payroll deductions and may be reduced or waived for shareholders of other funds in The American Funds Group. TAX-EXEMPT FUNDS SHOULD NOT SERVE AS RETIREMENT PLAN INVESTMENTS. The minimum is $50 for additional investments (except as noted above).


PURCHASE MAXIMUM FOR CLASS B SHARES - The maximum purchase order for Class B shares for all American Funds is $100,000. For investments above $100,000 Class A shares are generally a less expensive option over time due to sales charge reductions or waivers.


FUND NUMBERS - Here are the fund numbers for use with our automated phone line, American FundsLine/(R)/ (see description below):

                                                            FUND       FUND
                                                           NUMBER     NUMBER
 FUND                                                     CLASS A    CLASS B
 ----                                                     -------    -------
 STOCK AND STOCK/BOND FUNDS
 AMCAP Fund/(R)/ . . . . . . . . . . . . . . . .             02        202
 American Balanced Fund/(R)/ . . . . . . . . . .             11        211
 American Mutual Fund/(R)/ . . . . . . . . . . .             03        203
 Capital Income Builder/(R)/ . . . . . . . . . .             12        212
 Capital World Growth and Income Fund/SM/ . . . .            33        233
 EuroPacific Growth Fund/(R)/ . . . . . . . . . .            16        216
 Fundamental Investors/SM/ . . . . . . . . . . .             10        210
 The Growth Fund of America/(R)/ . . . . . . . .             05        205
 The Income Fund of America/(R)/ . . . . . . . .             06        206
 The Investment Company of America/(R)/ . . . . .            04        204
 The New Economy Fund/(R)/ . . . . . . . . . . .             14        214
 New Perspective Fund/(R)/ . . . . . . . . . . .             07        207
 New World Fund/SM/ . . . . . . . . . . . . . . .            36        236
 SMALLCAP World Fund/(R)/ . . . . . . . . . . . .            35        235
 Washington Mutual Investors Fund/SM/ . . . . . .            01        201
 BOND FUNDS
 American High-Income Municipal Bond Fund/(R)/ .             40        240
 American High-Income Trust/SM/ . . . . . . . . .            21        221
 The Bond Fund of America/SM/ . . . . . . . . . .            08        208
 Capital World Bond Fund/(R)/ . . . . . . . . . .            31        231
 Intermediate Bond Fund of America/SM/ . . . . .             23        223
 Limited Term Tax-Exempt Bond Fund of America/SM/            43        243
 The Tax-Exempt Bond Fund of America/(R)/ . . . .            19        219
 The Tax-Exempt Fund of California/(R)/* . . . .             20        220
 The Tax-Exempt Fund of Maryland/(R)/* . . . . .             24        224
 The Tax-Exempt Fund of Virginia/(R)/* . . . . .             25        225
 U.S. Government Securities Fund/SM/ . . . . . .             22        222




 MONEY MARKET FUNDS
 The Cash Management Trust of America/(R)/ . . .             09        209
 The Tax-Exempt Money Fund of America/SM/ . . . .            39        N/A
 The U.S. Treasury Money Fund of America/SM/ . .             49
 ___________
 *Available only in certain states.



                      American High-Income Trust - Page 25

                                 SALES CHARGES

CLASS A SALES CHARGES - The sales charges you pay when purchasing Class A shares of stock, stock/bond, and bond funds of The American Funds Group are set forth below. The money market funds of The American Funds Group are offered at net asset value. (See "Fund Numbers" for a listing of the funds.)

                                                                                       DEALER
                                                               SALES CHARGE AS       CONCESSION
                                                              PERCENTAGE OF THE:    AS PERCENTAGE
                                                              ------------------       OF THE
AMOUNT OF PURCHASE
AT THE OFFERING PRICE                                        NET AMOUNT  OFFERING     OFFERING
                                                             -INVESTED-   PRICE         PRICE
------------------------------------------------------------- --------    -----         -----
STOCK AND STOCK/BOND FUNDS
Less than $25,000 . . . . . . . . .                            6.10%      5.75%         5.00%
$25,000 but less than $50,000 . . .                            5.26       5.00          4.25
$50,000 but less than $100,000. .                              4.71       4.50          3.75
BOND FUNDS
Less than $100,000 . . . . . . . .                             3.90       3.75          3.00
STOCK, STOCK/BOND, AND BOND FUNDS
$100,000 but less than $250,000 .                              3.63       3.50          2.75
$250,000 but less than $500,000 .                              2.56       2.50          2.00
$500,000 but less than $750,000 .                              2.04       2.00          1.60
$750,000 but less than $1 million                              1.52       1.50          1.20
$1 million or more . . . . . .             none        none     (see below)
-------------------------------------------------------------------------------


CLASS A PURCHASES NOT SUBJECT TO SALES CHARGES - Investments of $1 million or more are sold with no initial sales charge. HOWEVER, A 1% CONTINGENT DEFERRED SALES CHARGE (CDSC) MAY BE IMPOSED IF REDEMPTIONS ARE MADE WITHIN ONE YEAR OF PURCHASE. Employer-sponsored defined contribution-type plans investing $1 million or more, or with 100 or more eligible employees, and Individual Retirement Account rollovers from retirement plan assets invested in the American Funds (see "Individual Retirement Account (IRA) Rollovers" below) may invest with no sales charge and are not subject to a contingent deferred sales charge. Investments made by investors in certain qualified fee-based programs, and retirement plans, endowments or foundations with $50 million or more in assets may also be made with no sales charge and are


                      American High-Income Trust - Page 26
not subject to a CDSC. A dealer concession of up to 1% may be paid by the fund under its Plan of Distribution on investments made with no initial sales charge.


In addition, Class A shares of the stock, stock/bond and bond funds may be sold at net asset value to:


(1) current or retired directors, trustees, officers and advisory board members of, and certain lawyers who provide services to, the funds managed by Capital Research and Management Company, current or retired employees of Washington Management Corporation, current or retired employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members and employees of the above persons, and trusts or plans primarily for such persons;

(2) current registered representatives, retired registered representatives with respect to accounts established while active, or full-time employees (and their spouses, parents, and children) of dealers who have sales agreements with the Principal Underwriter (or who clear transactions through such dealers) and plans for such persons or the dealers;

(3) companies exchanging securities with the fund through a merger, acquisition or exchange offer;

(4) trustees or other fiduciaries purchasing shares for certain retirement plans of organizations with retirement plan assets of $50 million or more;

(5)  insurance company separate accounts;

(6)  accounts managed by subsidiaries of The Capital Group Companies, Inc.; and

(7) The Capital Group Companies, Inc., its affiliated companies and Washington Management Corporation. Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense.

CONTINGENT DEFERRED SALES CHARGE ON CLASS A SHARES - A contingent deferred sales charge of 1% applies to redemptions made from funds, other than the money market funds, within 12 months following Class A share purchases of $1 million or more made without an initial sales charge. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. Shares held the longest are assumed to be redeemed first for purposes of calculating this CDSC. The CDSC may be waived in certain circumstances. See "CDSC Waivers for Class A Shares" below.


DEALER COMMISSIONS ON CLASS A SHARES - The following commissions (up to 1%) will be paid to dealers who initiate and are responsible for purchases of $1 million or more, for purchases by any employer-sponsored defined contribution plan investing $1 million or more, or with 100 or more eligible employees, IRA rollover accounts (as described in "Individual Retirement Account (IRA) Rollovers" below), and for purchases made at net asset value by certain retirement plans, endowments and foundations with collective assets of $50 million or more: 1.00% on amounts of $1 million to $4 million, 0.50% on amounts over $4 million to $10 million, and 0.25% on amounts over $10 million.


                      American High-Income Trust - Page 27

CLASS B SALES CHARGES - Class B shares are sold without any initial sales charge. However, a CDSC may be applied to shares you sell within six years of purchase, as shown in the table below:



 CONTINGENT DEFERRED SALES CHARGE ON
       SHARES SOLD WITHIN YEAR               AS A % OF SHARES BEING SOLD
 ------------------------------------------------------------------------------
                  1                                     5.00%
                  2                                     4.00%
                  3                                     4.00%
                  4                                     3.00%
                  5                                     2.00%
                  6                                     1.00%



There is no CDSC on appreciation in share value above the initial purchase price or on shares acquired through reinvestment of dividends or capital gain distributions. In addition, the CDSC may be waived in certain circumstances.
 See "CDSC Waivers for Class B shares" below. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. In processing redemptions of Class B shares, shares that are not subject to any CDSC will be redeemed first and then shares that you have owned the longest during the six-year period. CLASS B SHARES ARE NOT AVAILABLE TO CERTAIN RETIREMENT PLANS, INCLUDING GROUP RETIREMENT PLANS SUCH AS 401(K) PLANS, EMPLOYER-SPONSORED 403(B) PLANS, AND MONEY PURCHASE PENSION AND PROFIT SHARING PLANS.


Compensation equal to 4% of the amount invested is paid by the Principal Underwriter to dealers who sell Class B shares.


CONVERSION OF CLASS B SHARES TO CLASS A SHARES - Class B shares automatically convert to Class A shares in the month of the eight-year anniversary of the purchase date. The conversion of Class B shares to Class A shares after eight years is subject to the Internal Revenue Service's continued position that the conversion of Class B shares is not subject to federal income tax. In the event the Internal Revenue Service no longer takes this position, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares would occur while such suspension remained in effect. At your option, Class B shares may still be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee; HOWEVER, SUCH AN EXCHANGE COULD CONSTITUTE A TAXABLE EVENT FOR YOU, AND ABSENT SUCH AN EXCHANGE, CLASS B SHARES WOULD CONTINUE TO BE SUBJECT TO HIGHER EXPENSES FOR LONGER THAN EIGHT YEARS.


                      SALES CHARGE REDUCTIONS AND WAIVERS

REDUCING YOUR CLASS A SALES CHARGE - You and your "immediate family" (your spouse and your children under age 21) may combine investments to reduce your costs. You must let your investment dealer or American Funds Service Company (the "Transfer Agent") know if you qualify for a reduction in your sales charge using one or any combination of the methods described below.


                      American High-Income Trust - Page 28

     STATEMENT OF INTENTION - You may enter into a non-binding commitment to purchase shares of a fund(s) over a 13-month period and receive the same sales charge as if all shares had been purchased at once. This includes purchases made during the previous 90 days, but does not include appreciation of your investment or reinvested distributions. The reduced sales charges and offering prices set forth in the Prospectus apply to purchases of $25,000 or more made within a 13-month period subject to the following statement of intention (the "Statement"). The Statement is not a binding obligation to purchase the indicated amount. When a shareholder elects to use a Statement in order to qualify for a reduced sales charge, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. If the difference is not paid by the close of the period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Principal Underwriter for the balance still outstanding. The Statement may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Statement, except that the 13-month period during which the purchase must be made will remain unchanged. Existing holdings eligible for rights of accumulation (see below), as well as purchases of Class B shares, and any individual investments in American Legacy variable annuities and variable life insurance policies (American Legacy, American Legacy II and American Legacy III variable annuities, American Legacy Life, American Legacy Variable Life, and American Legacy Estate Builder) may be credited toward satisfying the Statement. During the Statement period reinvested dividends and capital gain distributions, investments in money market funds, and investments made under a right of reinstatement will not be credited toward satisfying the Statement.

     When the trustees of certain retirement plans purchase shares by payroll deduction, the sales charge for the investments made during the 13-month period will be handled as follows: The regular monthly payroll deduction investment will be multiplied by 13 and then multiplied by 1.5. The current value of existing American Funds investments (other than money market fund investments) and any rollovers or transfers reasonably anticipated to be invested in non-money market American Funds during the 13-month period, and any individual investments in American Legacy variable annuities and variable life insurance policies are added to the figure determined above. The sum is the Statement amount and applicable breakpoint level. On the first investment and all other investments made pursuant to the Statement, a sales charge will be assessed according to the sales charge breakpoint thus determined. There will be no retroactive adjustments in sales charges on investments made during the 13-month period.

     Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms with their first purchase.

     AGGREGATION - Sales charge discounts are available for certain aggregated investments. Qualifying investments include those by you, your spouse and your children under the age of 21, if all parties are purchasing shares for their own accounts and/or:


                      American High-Income Trust - Page 29

     . employee benefit plan(s), such as an IRA, individual-type 403(b) plan, or single-participant Keogh-type plan;

     . business accounts solely controlled by these individuals (for example, the individuals own the entire business);

     . trust accounts established by the above individuals. However, if the person(s) who established the trust is deceased, the trust account may be aggregated with accounts of the person who is the primary beneficiary of the trust.

     Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

     . for a single trust estate or fiduciary account, including an employee benefit plan other than those described above;

     . made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, again excluding employee benefit plans described above; or

     . for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares.

     Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

     CONCURRENT PURCHASES - You may combine purchases of Class A and/or B shares of two or more funds in The American Funds Group, as well as individual holdings in American Legacy variable annuities and variable life insurance policies. Direct purchases of the money market funds are excluded. Shares of money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge do qualify.

     RIGHTS OF ACCUMULATION - You may take into account the current value of your existing Class A and B holdings in The American Funds Group, as well as your holdings in Endowments (shares of which may be owned only by tax-exempt organizations), to determine your sales charge on investments in accounts eligible to be aggregated, or when making a gift to an individual or charity. When determining your sales charge, you may also take into account the value of your individual holdings, as of the end of the week prior to your investment, in various American Legacy variable annuities and variable life insurance policies. Direct purchases of the money market funds are excluded.

CDSC WAIVERS FOR CLASS A SHARES - Any CDSC on Class A shares may be waived in the following cases:


(1) Exchanges (except if shares acquired by exchange are then redeemed within 12 months of the initial purchase).


                      American High-Income Trust - Page 30

(2) Distributions from 403(b) plans or IRAs due to death, post-purchase disability or attainment of age 59-1/2.

(3)  Tax-free returns of excess contributions to IRAs.

(4) Redemptions through systematic withdrawal plans (see "Automatic Withdrawals" below), not exceeding 12% of the net asset value of the account each year.

CDSC WAIVERS FOR CLASS B SHARES - Any CDSC on Class B shares may be waived in the following cases:


(1) Systematic withdrawal plans (SWPs) - investors who set up a SWP (see "Automatic Withdrawals" below) may withdraw up to 12% of the net asset value of their account each year without incurring any CDSC. Shares not subject to a CDSC (such as shares representing reinvestment of distributions) will be redeemed first and will count toward the 12% limitation. If there are insufficient shares not subject to a CDSC, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached.

The 12% fee from CDSC limit is calculated on a pro rata basis at the time the first payment is made and is recalculated thereafter on a pro rata basis at the time of each SWP payment. Shareholders who establish a SWP should be aware that the amount of that payment not subject to a CDSC may vary over time depending on fluctuations in net asset value of their account. This privilege may be revised or terminated at any time.


(2) Required minimum distributions taken from retirement accounts upon the attainment of age 70-1/2.

(3) Distributions due to death or post-purchase disability of a shareholder. In the case of joint tenant accounts, if one joint tenant dies, the surviving joint tenant(s), at the time they notify the Transfer Agent of the decedent's death and remove his/her name from the account, may redeem shares from the account without incurring a CDSC. Redemptions subsequent to the notification to the Transfer Agent of the death of one of the joint owners will be subject to a CDSC.

                 INDIVIDUAL RETIREMENT ACCOUNT (IRA) ROLLOVERS

Assets from an employer-sponsored retirement plan (plan assets) may be invested in any class of shares of the American Funds (except as described below) through an IRA rollover plan. All such rollover investments will be subject to the terms and conditions for Class A and B shares contained in the fund's current prospectus and statement of additional information. In the case of an IRA rollover involving plan assets from a plan that offered the American Funds, the assets may only be invested in Class A shares of the American Funds. Such investments will be at net asset value and will not be subject to a contingent deferred sales charge. Dealers who initiate and are responsible for such investments will be compensated pursuant to the schedule applicable to investments of $1 million or more (see "Dealer Commissions on Class A Shares" above).


                      American High-Income Trust - Page 31

                                PRICE OF SHARES

Shares are purchased at the offering price next determined after the purchase order is received and accepted by the fund or the Transfer Agent; this offering price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers, accepted by the Principal Underwriter prior to its close of business. In the case of orders sent directly to the fund or the Transfer Agent, an investment dealer MUST be indicated. The dealer is responsible for promptly transmitting purchase orders to the Principal Underwriter. Orders received by the investment dealer, the Transfer Agent, or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Prices which appear in the newspaper do not always indicate prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price whereas purchases and redemptions are made at the next calculated price.


The price you pay for shares, the offering price, is based on the net asset value per share which is calculated once daily as of approximately 4:00 p.m. New York time, which is the normal close of trading on the New York Stock Exchange each day the Exchange is open. If, for example, the Exchange closes at 1:00 p.m., the fund's share price would still be determined as of 4:00 p.m. New York time. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.


All portfolio securities of funds managed by Capital Research and Management Company (other than money market funds) are valued, and the net asset value per share is determined as follows:


1. Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the Investment Adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the Investment Adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type.

Short-term securities maturing within 60 days are valued at amortized cost which approximates market value.


Assets or liabilities initially expressed in terms of non-U.S. currencies are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates.


Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the fund's Board. The fair value of all other assets is added to the value of securities to arrive at the total assets;


2. Liabilities, including accruals of taxes and other expense items, are deducted from total assets; and


                      American High-Income Trust - Page 32

3. Net assets so obtained are then divided by the total number of shares outstanding, and the result, rounded to the nearer cent, is the net asset value per share

Any purchase order may be rejected by the Principal Underwriter or by the fund. The Principal Underwriter will not knowingly sell shares of the fund directly or indirectly to any person or entity, where, after the sale, such person or entity would own beneficially directly or indirectly more than 4.5% of the outstanding shares of the fund without the consent of a majority of the fund's Board of Trustees.


                                 SELLING SHARES

Shares are sold at the net asset value next determined after your request is received in good order by the Transfer Agent. Sales of certain Class A and B shares may be subject to deferred sales charges. You may sell (redeem) shares in your account in any of the following ways:


     THROUGH YOUR DEALER (certain charges may apply)

     - Shares held for you in your dealer's street name must be sold through the dealer.

     WRITING TO AMERICAN FUNDS SERVICE COMPANY

     -     Requests must be signed by the registered shareholder(s)

     -     A signature guarantee is required if the redemption is:

          -  Over $50,000;

          - Made payable to someone other than the registered shareholder(s); or

          - Sent to an address other than the address of record, or an address of record which has been changed within the last 10 days.

Your signature may be guaranteed by a domestic stock exchange or the National Association of Securities Dealers, Inc., bank, savings association or credit union that is an eligible guarantor institution.


     - Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts.

     - You must include any shares you wish to sell that are in certificate form.

     TELEPHONING OR FAXING AMERICAN FUNDS SERVICE COMPANY, OR BY USING AMERICAN FUNDSLINE/(R)/ OR AMERICAN FUNDSLINE ONLINE/(R)/

     - Redemptions by telephone or fax (including American FundsLine/(R)/ and American FundsLine OnLine/(R)/) are limited to $50,000 per shareholder each day.

     -     Checks must be made payable to the registered shareholder(s).


                      American High-Income Trust - Page 33

     - Checks must be mailed to an address of record that has been used with the account for at least 10 days.

     MONEY MARKET FUNDS

     - You may have redemptions of $1,000 or more wired to your bank by writing American Funds Service Company.

     - You may establish check writing privileges (use the money market funds application).

          - If you request check writing privileges, you will be provided with checks that you may use to draw against your account. These checks may be made payable to anyone you designate and must be signed by the authorized number or registered shareholders exactly as indicated on your checking account signature card.

          - Check writing is not available for Class B shares of The Cash Management Trust.

If you sell Class B shares and request a specific dollar amount to be sold, we will sell sufficient shares so that the sale proceeds, after deducting any contingent deferred sales charge, equals the dollar amount requested.


Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the 1940 Act), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.


You may reinvest proceeds from a redemption or a dividend or capital gain distribution of Class A or Class B shares without a sales charge in the Class A shares of any fund in The American Funds Group within 90 days after the date of the redemption or distribution (any contingent deferred sales charge on Class A shares will be credited to your account). Redemption proceeds of shares representing direct purchases in the money market funds are excluded. Proceeds will be reinvested at the next calculated net asset value after your request is received and accepted by the Transfer Agent.


                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

AUTOMATIC INVESTMENT PLAN - An automatic investment plan enables you to make monthly or quarterly investments into The American Funds through automatic debits from your bank account. To set up a plan you must fill out an account application and specify the amount you would like to invest ($50 minimum) and the date on which you would like your investments to occur. The plan will begin within 30 days after your account application is received. Your bank account will be debited on the day or a few days before your investment is made, depending on the bank's capabilities. The Transfer Agent will then invest your money into the fund you specified on or around the date you specified. For example, if the date you specified falls on a


                      American High-Income Trust - Page 34
weekend or holiday, your money will be invested on the next business day. If your bank account cannot be debited due to insufficient funds, a stop-payment or the closing of the account, the plan may be terminated and the related investment reversed. You may change the amount of the investment or discontinue the plan at any time by writing to the Transfer Agent.


AUTOMATIC REINVESTMENT - Dividends and capital gain distributions are reinvested in additional shares of the same class at no sales charge unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, the Transfer Agent or your investment dealer.


If you have elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from American Funds Service Company with regard to uncashed distribution checks, your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares.


CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS - You may cross-reinvest dividends and capital gains ("distributions") of the same share class into any other fund in The American Funds Group at net asset value, subject to the following conditions:


(a) The aggregate value of your account(s) in the fund(s) paying distributions equals or exceeds $5,000 (this is waived if the value of the account in the fund receiving the distributions equals or exceeds that fund's minimum initial investment requirement),

(b) If the value of the account of the fund receiving distributions is below the minimum initial investment requirement, distributions must be automatically reinvested,

(c) If you discontinue the cross-reinvestment of distributions, the value of the account of the fund receiving distributions must equal or exceed the minimum initial investment requirement. If you do not meet this requirement within 90 days of notification, the fund has the right to automatically redeem the account.

EXCHANGE PRIVILEGE - You may only exchange shares into other funds in The American Funds Group within the same class. However, exchanges from Class A shares of The Cash Management Trust of America may be made to Class B shares of any other American Fund for dollar cost averaging purposes. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from the money market funds are subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions.


You may exchange shares by writing to the Transfer Agent (see "Redeeming Shares"), by contacting your investment dealer, by using American FundsLine and American FundsLine OnLine (see "American FundsLine and American FundsLine OnLine" below), or by telephoning 800/421-0180 toll-free, faxing (see "Principal Underwriter and Transfer Agent" in the prospectus for the appropriate fax numbers) or telegraphing the Transfer Agent. (See "Telephone and Computer Purchases, Redemptions and Exchanges" below.) Shares held in corporate-type retirement plans for which Capital Guardian Trust Company serves as trustee may not be exchanged by telephone, computer, fax or telegraph. Exchange redemptions and purchases are


                      American High-Income Trust - Page 35
processed simultaneously at the share prices next determined after the exchange order is received. (See "Purchase of Shares--Price of Shares.") THESE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.


AUTOMATIC EXCHANGES - You may automatically exchange shares of the same class in amounts of $50 or more among any of the funds in The American Funds Group on any day (or preceding business day if the day falls on a non-business day of each month you designate.


AUTOMATIC WITHDRAWALS - Withdrawal payments are not to be considered as dividends, yield or income. Automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.


ACCOUNT STATEMENTS - Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments will be reflected on regular confirmation statements from the Transfer Agent. Dividend and capital gain reinvestments and purchases through automatic investment plans and certain retirement plans will be confirmed at least quarterly.


AMERICAN FUNDSLINE AND AMERICAN FUNDSLINE ONLINE - You may check your share balance, the price of your shares, or your most recent account transaction, redeem shares (up to $50,000 per shareholder each day), or exchange shares around the clock with American FundsLine and American FundsLine OnLine. To use these services, call 800/325-3590 from a TouchTone(TM) telephone or access the American Funds Web site on the Internet at www.americanfunds.com. Redemptions and exchanges through American FundsLine and American FundsLine OnLine are subject to the conditions noted above and in "Shareholder Account Services and Privileges - Telephone and Computer Purchases, Redemptions and Exchanges" below. You will need your fund number (see the list of funds in The American Funds Group under "Purchase of Shares - Purchase Minimums" and "Purchase of Shares - Fund Numbers"), personal identification number (generally the last four digits of your Social Security number or other tax identification number associated with your account) and account number.


TELEPHONE AND COMPUTER PURCHASES, REDEMPTIONS AND EXCHANGES - By using the telephone (including American FundsLine) or computer (including American FundsLine OnLine), fax or telegraph purchase, redemption and/or exchange options, you agree to hold the fund, the Transfer Agent, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) which may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these options. However, you may elect to opt out of these options by writing the Transfer Agent (you may also reinstate them at any time by writing the Transfer Agent). If the Transfer Agent does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions, or a natural disaster, redemption and exchange requests may be made in writing only.


                      American High-Income Trust - Page 36

REDEMPTION OF SHARES - The fund's Declaration of Trust permits the fund to direct the Transfer Agent to redeem the shares of any shareholder for their then current net asset value per share if at such time the shareholder owns of record shares having an aggregate net asset value of less than the minimum initial investment amount required of new shareholders as set forth in the fund's current registration statement under the 1940 Act, and subject to such further terms and conditions as the Board of Trustees of the fund may from time to time adopt.


SHARE CERTIFICATES - Shares are credited to your account and certificates are not issued unless you request them by writing to the Transfer Agent.


                      EXECUTION OF PORTFOLIO TRANSACTIONS

The Investment Adviser places orders for the fund's portfolio securities transactions. The Investment Adviser strives to obtain the best available prices in its portfolio transactions taking into account the costs and quality of executions. When, in the opinion of the Investment Adviser, two or more brokers (either directly or through their correspondent clearing agents) are in a position to obtain the best price and execution, preference may be given to brokers who have sold shares of the fund or who have provided investment research, statistical, or other related services to the Investment Adviser. The fund does not consider that it has an obligation to obtain the lowest available commission rate to the exclusion of price, service and qualitative considerations.


There are occasions on which portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the Investment Adviser, or for trusts or other accounts served by affiliated companies of the Investment Adviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the fund, they are effected only when the Investment Adviser believes that to do so is in the interest of the fund. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner. The fund will not pay a mark-up for research in principal transactions.


Dealer concessions paid on underwriting transactions for the fiscal years ended September 30, 1999, 1998 and 1997, amounted to $9,489,000, $5,960,000 and
$19,318,000, respectively.


The fund is required to disclose information regarding investments in the securities of broker-dealers (or parents of broker-dealers that derive more than 15% of their revenue from broker-dealer activities) which have certain relationships with the fund. During the last fiscal year,


 General Electric Capital Corp. was among the top 10 dealers that received the largest amount of brokerage commissions and that acted as principals in portfolio transactions. The fund held debt securities of General Electric Capital Corp. in the amount of $32,164,000 as of the close of its most recent fiscal year.


                              GENERAL INFORMATION

CUSTODIAN OF ASSETS - Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by The Chase Manhattan Bank, One Chase Manhattan Plaza, New York, NY
 10081, as Custodian. If the fund holds non-U.S. securities, the Custodian may hold these securities pursuant to sub-custodial arrangements in non-U.S. banks or non-U.S. branches of U.S. banks.


                      American High-Income Trust - Page 37

TRANSFER AGENT - American Funds Service Company, a wholly owned subsidiary of the Investment Adviser, maintains the records of each shareholder's account, processes purchases and redemptions of the fund's shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. American Funds Service Company was paid a fee of $1,803,000 for the 1999 fiscal year.


INDEPENDENT AUDITORS - Deloitte & Touche LLP, 1000 Wilshire Boulevard, 15th Floor, Los Angeles, CA 90017, serves as the fund's independent auditors providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and Exchange Commission. The financial statements included in this Statement of Additional Information from the Annual Report have been so included in reliance on the report of Deloitte & Touche LLP, independent auditors, given on the authority of said firm as experts in accounting and auditing. The selection of the fund's independent auditors is reviewed and determined annually by the Board of Trustees.


PROSPECTUSES AND REPORTS TO SHAREHOLDERS - The fund's fiscal year ends on September 30. Shareholders are provided updated prospectuses annually. In addition, shareholders are provided at least semiannually with reports showing the investment portfolio, financial statements and other information. The fund's annual financial statements are audited by the fund's independent auditors, Deloitte & Touche LLP. In an effort to reduce the volume of mail shareholders receive from the fund when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of prospectuses and shareholder reports. To receive additional copies of a prospectus or report, shareholders should contact the Transfer Agent.


PERSONAL INVESTING POLICY - The fund, Capital Research and Management Company and its affiliated companies, including the fund's principal underwriter, have adopted codes of ethics which allow for personal investments. The personal investing policy is consistent with Investment Company Institute guidelines. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.


OTHER INFORMATION - The financial statements including the investment portfolio and the report of Independent Auditors contained in the Annual Report are included in this Statement of Additional Information. The following information is not included in the Annual Report:


             DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND
   MAXIMUM OFFERING PRICE PER SHARE FOR CLASS A SHARES -- SEPTEMBER 30, 1999

Net asset value and redemption price per share
  (Net assets divided by shares outstanding). .                    $13.52
Maximum offering price per share
  (100/96.25 of net asset value per share,
  which takes into account the fund's current maximum
  sales charge). . . . . . . . . . . . . . . .                     $14.05



                      American High-Income Trust - Page 38

            CLASS A SHARE INVESTMENT RESULTS AND RELATED STATISTICS

The fund's yield was 9.74% based on a 30-day (or one month) period ended September 30, 1999, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:


     YIELD = 2[( a-b/cd + 1)/6/ -1]

     Where:      a  = dividends and interest earned during the period.

             b   =
                    expenses accrued for the period (net of reimbursements).

             c   =
                    the average daily number of shares outstanding during the period that were entitled to receive dividends.

             d   =
                    the maximum offering price per share on the last day of the period.

The fund's one year total return and average annual total return for the five- and ten-year periods ended September 30, 1999 were 4.03%, 8.46% and 9.84%, respectively. The fund's average annual total return at net asset value for the one-, five- and ten-year periods ended on September 30, 1999 were 8.11%, 9.28% and 10.26%, respectively.


The average total return ("T") is computed by equating the value at the end of the period ("ERV") with a hypothetical initial investment of $1,000 ("P") over a period of years ("n") according to the following formula as required by the Securities and Exchange Commission: P(1+T)/n/ = ERV.


In calculating average annual total return, the fund assumes: (1) deduction of the maximum sales load of 3.75% from the $1,000 initial investment; (2) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board; and (3) a complete redemption at the end of any period illustrated. In addition, the fund will provide lifetime average total return figures. From time to time, the fund may calculate investment results for Class B shares.


The fund may also, at times, calculate total return based on net asset value per share (rather than the offering price), in which case the figure would not reflect the effect of any sales charges which would have been paid if shares were purchased during the period reflected in the computation. Consequently, total return calculated in this manner will be higher. These total returns may be calculated over periods in addition to those described above. Total return for the unmanaged indices will be calculated assuming reinvestment of dividends and interest, but will not reflect any deductions for advisory fees, brokerage costs or administrative expenses.


The fund may include information on its investment results and/or comparisons of its investment results to various unmanaged indices (such as the Dow Jones Average of 30 Industrial Stocks and the Standard and Poor's 500 Composite Stock Index) or results of other mutual funds or investment or savings vehicles in advertisements or in reports furnished to present or prospective shareholders. The fund may also, from time to time, combine its results with those of


                      American High-Income Trust - Page 39
other funds in The American Funds Group for purposes of illustrating investment strategies involving multiple funds.


The fund may refer to results and surveys compiled by organizations such as CDA/ Wiesenberger, Ibbotson Associates, Lipper Analytical Services, Morningstar, Inc., and by the U.S. Department of Commerce. Additionally, the fund may refer to results published in various newspapers and periodicals, including Barron's, Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance Magazine, Money, U.S. News and World Report and The Wall Street Journal.


The fund may illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans.


The fund may compare its investment results with the Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (e.g. food, clothing, and fuels, transportation, and other goods and services that people buy for day-to-day living).


The fund may also compare its investment results with the following:

(1) The Credit Suisse First Boston High Yield Index is an unmanaged, trader priced portfolio constructed to mirror the high yield debt market (revisions to the index are effected weekly). The Index has several modules representing different sectors of the high yield market including a cash paying module, a zerofix module, a pay-in-kind module, and a defaulted module. The Index is divided into other categories including industry, rating, seniority, liquidity, market value, security price range, yield range and other sector divisions. There are a total of 250 sectors which are followed by the Index.

(2) Salomon Smith Barney High-Yield Index, which is a market value weighted index of bonds having a minimum issue size of $100 million, a minimum maturity of 10 years and that carry a minimum/maximum quality rating of C/BB+.

(3) Salomon Smith Barney Broad Investment-Grade Bond Index, which is a market capitalization weighted index and includes Treasury, Government-sponsored mortgage and investment-grade fixed-rate corporates (BBB/Baa3) with a maturity of one year or longer and a minimum of $50 million outstanding at entry, and remain in the Index until their amount falls below $25 million.

(4) Lipper's "High Current Yield" funds average, which is the arithmetic average of Total Return of a number of mutual funds with investment objectives and policies similar to those of the Fund, as published by Lipper Analytical Services. The number of funds contained in the data base varies as funds are added or deleted over time.

(5) Average of Savings Accounts, which is a measure of all kinds of savings deposits, including longer-term certificates (based on figures supplied by the U.S. League of Savings Institutions). Savings accounts offer a guaranteed rate of return on principal, but no opportunity for capital growth. The period shown may include periods during which the maximum rates paid on some savings deposits were fixed by law.


                      American High-Income Trust - Page 40

                                    APPENDIX
                    Description of Commercial Paper Ratings

MOODY'S employs the designations "Prime-1," "Prime-2" and "Prime-3" to indicate
-------
commercial paper having the highest capacity for timely repayment. Issuers rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.


Issues rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.


S&P ratings of commercial paper are graded into four categories ranging from "A"
---
for the highest quality obligations to "D" for the lowest.


A - Issues assigned its highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with numbers 1, 2, and 3 to indicate the relative degree of safety.


A-1 - This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.


A-2 - Capacity for timely payments on issues with this designation is strong; however, the relative degree of safety is not as high as for issues designated "A-1."


                      American High-Income Trust - Page 41


[begin pie chart]
American High-Income Trust
Piechart Breakdown
September 30, 1999
U.S. Corporate Bonds              67%
Non-U.S. Corporate Bonds          20%
Non-U.S. Government Bonds          2%
Stocks                             4%
U.S. Treasuries                    1%
Cash & Equivalents                 6%

[end pie chart]

American High-Income Trust
September 30, 1999
Ten Largest Holdings by Issuer

Nextel Communications               5.03  %
Omnipoint                           4.55
NTL                                 2.52
Crown Castle International          1.85
COLT Telecom Group                  1.85
Fox/Liberty Networks                1.79
Clearnet Communications             1.62
Viatel                              1.61
Fuji JGB Investment                 1.41
Dobson Communications               1.37


American High-Income Trust
Investment Portfolio, September 30, 1999
                                                             Shares
                                                          or Principal      Market   Percent
                                                             Amount          Value    of Net
Bonds, Notes & Equity Securities                               (000)          (000)   Assets
--------------------------------------------              ------------   ---------- --------

Wireless Telecommunication Services -  19.67%
Nextel Communications, Inc.:
0%/9.75% 2007(1)                                             $15,250        $10,789
0%/10.65% 2007(1)                                             21,500         15,856
0%/9.95% 2008(1)                                              43,625         30,428
12.00% 2008                                                    7,500          8,400
Series D, 13.00% exchangeable preferred,                          16share    17,173
 redeemable 2009 (2),(3)
Series E, 11.25% exchangeable preferred,                          32share    31,482
 redeemable 2010(2),(3)
Nextel International, Inc. 0%/12.125% 2008(1)                $29,250         14,698     5.03%
McCaw International, Ltd. (owned by Nextel                    18,125         10,875
 Communications, Inc.) 0%/13.00% 2007(1)
Omnipoint Corp.:
12.00% 2000(4),(5)                                            12,500         12,500
14.00% 2003(2),(4),(5)                                        31,496         32,756
11.625% 2006                                                  27,000         27,810
11.625% Series A, 2006                                         9,000          9,270
11.50% 2009(4)                                                 7,000          7,228
7.00% convertible preferred                                      185share    18,407      3.89
Crown Castle International Corp.:
0%/10.625% 2007(1)                                           $19,000         13,442
0%/10.375% 2011(1)                                            21,500         12,416
0%/11.25% 2011(1),(4)                                         14,000          8,050
12.75% senior exchangeable preferred 2010(2),(3)                  17share    17,477      1.85
Clearnet Communications Inc.:
0%/11.75% 2007(1)                                          C$52,375          24,268
0%/10.40% 2008(1)                                             50,325         20,746      1.62
Dobson Communications Corp.:
11.75% 2007                                                  $13,325         14,058
12.25% exchangeable preferred, redeemable 2008(2),(3)             16share    13,825
12.25% senior exchangeable preferred, redeemable                  12share    10,293      1.37
 2008(2),(3),(4)
American Cellular Corp. 10.50% 2008                          $31,125         31,981      1.15
Esat Telecom Group PLC:
0%/12.50% 2007(1)                                             20,250         14,479
11.875% 2008                                                  12,000         12,330       .97
PageMart Wireless, Inc.:
0%/15.00% 2005(1)                                             12,750         10,965
0%/11.25% 2008(1)                                             51,760         15,528       .95
Centennial Cellular Corp. 10.75% 2008                         21,250         22,100       .80
SpectraSite Holdings, Inc.:
0%/12.00% 2008(1),(4)                                          8,500          4,675
0%/11.25% 2009(1),(4)                                         25,875         12,938       .63
Mobile Telecommunication Technologies Corp. 13.50% 2002        7,755          8,705
SkyTel Communications, Inc. $2.25 convertible preferred          100share     3,875       .45
Comunicacion Celular SA 0%/14.125% 2005(1),(4)                16,000          8,520       .31
CellNet Data Systems, Inc. 0%/14.00% 2007(1)                  15,770          5,677       .20
Western Wireless Corp. 10.50% 2006                             3,000          3,158       .11
Occidente y Caribe Celular SA 0%/14.00% 2004(1)                5,000          2,863       .10
Teletrac Inc. senior note 10.00% 2000                            385            385
Teletrac Holdings, Inc. 14.00% 2007 (5)                       13,550          1,355       .06
GLOBE TELECOM, Inc. 13.00% 2009(4)                             1,650          1,724       .06
Cellco Finance NV:
15.00% 2005(4)                                                 1,215          1,267
15.00% 2005                                                      375            391       .06
Netia Holdings BV 0%/11.25% 2007(1)                            1,000            630       .03
Conecel Holdings Ltd., Series A, 14.00% 2000(4),(5),(6)        5,500            550       .03
                                                                         --------------------
                                                                             546,34     19.67
Diversified Media & Cable Television  -  10.16%
Comcast UK Cable Partners Ltd.(owned by NTL Inc.)             32,000         28,960
 0%/11.20% 2007(1)
NTL Inc.:
0%/12.75% 2005(1)                                              1,000            968
Series B, 10.00% 2007                                          5,750          5,865
0%/9.75% 2008(1)                                              12,500          8,250
0%/10.75% 2008(1)                                       pounds17,750         18,993
11.50% 2008                                                   $6,000          6,420      2.50
Fox/Liberty Networks, LLC, FLN Finance, Inc.:
8.875% 2007                                                   22,875         23,218
0%/9.75% 2007(1)                                              34,000         26,520      1.79
Charter Communications Holdings, LLC:
8.25% 2007(4)                                                  6,000          5,565
0%/9.92% 2011(1),(4)                                          49,000         28,910      1.24
Adelphia Communications Corp.:
9.25% 2002                                                     6,000          6,030
10.50% 2004                                                    8,500          8,776
Series B, 13.00% preferred 2009(3)                                20share     2,200       .61
Lenfest Communications, Inc.:
8.375% 2005                                                   $6,000          6,180
7.625% 2008                                                    6,750          6,722
8.25% 2008                                                     3,250          3,299       .58
Century Communications Corp.:
0% 2003                                                        1,500          1,054
8.75% 2007                                                     4,000          3,830
0% 2008                                                       19,750          8,295       .47
Telemundo Holdings, Inc., Series A, 0%/11.50%                 22,700         12,939       .47
 2008(1)
Globo Comunicacoes e Participacoes SA:
10.50% 2006(4)                                                10,280          7,756
10.625% 2008(4)                                                7,000          5,155       .46
Falcon Holding Group, LP, Falcon Funding Corp.                10,750         10,562       .38
 8.375% 2010
Avalon Cable of Michigan LLC:
9.375% 2008                                                    4,250          4,261
0%/11.875% 2008(1)                                             8,625          5,477       .35
TeleWest PLC 9.625% 2006                                       9,000          9,068       .33
Cablevision Industries Corp. 9.875% 2013                       6,000          6,315       .23
Multicanal Participacoes SA, Series B, 12.625% 2004            4,900          4,790       .17
TVN Entertainment Corp. 14.00% 2008(4)                        13,250          4,638       .17
V2 Music Holdings PLC:
0%/14.00% 2008(1),(4)                                         10,905          3,272
0%/14.00% 2008(1),(4)                                    pounds2,250          1,111       .16
FrontierVision 11.00% 2006                                    $3,500          3,727       .13
Coaxial Communications of Central Ohio, Inc.                   2,250          2,205       .08
 10.00% 2006
Grupo Televisa, SA  0%/13.25% 2008(1)                          1,000            842       .04
                                                                         --------------------
                                                                            282,173     10.16
                                                                         --------------------

Diversified Telecommunication Services -  9.98%
Viatel, Inc.:
11.50% 2009                                                    2,500         $2,400      1.38
11.15% 2008                                                 DM5,000           2,576
11.25% 2008                                                  $10,000          9,400
0%/12.40% 2008(1)                                          DM22,500           6,991
0%/12.50% 2008(1)                                            $29,500         17,110
COLT Telecom Group PLC:
0%/12.00% 2006(1)                                             26,250         21,459
8.875% 2007                                                DM20,250          11,342
7.625% 2008                                                    9,250          4,891      1.36
NEXTLINK Communications, Inc.:
12.50% 2006                                                   $1,750          1,851
9.625% 2007                                                   13,000         12,448
9.00% 2008                                                     9,500          8,835
0%/12.25% 2009(1)                                             19,750         11,455
14.00% preferred 2009(2),(3)                                      35share     1,810      1.31
Time Warner Telecom Inc. 9.75% 2008                          $27,225         27,429       .99
US Xchange, LLC 15.00% 2008                                   21,875         21,438       .77
Global TeleSystems Group, Inc.:
8.75% convertible debentures 2000(4)                           7,500         15,000
9.875% 2005                                                    6,000          5,730       .75
Allegiance Telecom, Inc.:
0%/11.75% 2008(1)                                             22,000         14,300
12.875% 2008                                                   2,625          2,848       .62
PTC International Finance BV 0%/10.75% 2007(1)                18,500         12,626       .45
KMC Telecom Holdings Inc. 0%/12.50% 2008(1)                   22,500         11,700       .42
Loral Orion Network Systems, Inc. 11.25% 2007                 15,425         10,798       .39
GST Equipment Funding, Inc. 13.25% 2007                        9,000          9,090       .33
IXC Communications, Inc., exchangeable preferred,                  6share     5,983       .22
 redeemable 2009(2),(3)
VersaTel Telecom International NV 11.875% 2009                $5,000          5,051       .18
Qwest Communications International Inc. 0%/9.47% 2007(1)       6,000          4,756       .17
Level 3 Communications, Inc. 9.125% 2008                       5,000          4,525       .16
IMPSAT Corp. 12.375% 2008                                      5,750          4,384       .16
Teligent, Inc. 11.50% 2007                                    $4,000          3,660       .13
Piltel International Holding Corp. 1.75% convertible 2006      5,875          3,290       .12
Telesystem International Wireless Inc. 0%/13.25% 2007(1)       3,600          1,755       .05
CEI Citicorp Holdings SA 11.25% 2007(4)                      ARP500             371       .01
                                                                         --------------------
                                                                            277,302      9.98
                                                                         --------------------

                                                                         --------------------

Leisure & Tourism  -  8.28%
William Hill Finance 10.625% 2008                       pounds22,200         36,911      1.33
Horseshoe Gaming Holding Corp. 8.625% 2009(4)                $26,000         24,635       .89
Boyd Gaming Corp.:
9.25% 2003                                                    15,250         15,250
9.50% 2007                                                     7,860          7,624       .82
AMF Bowling Worldwide, Inc.:
10.875% 2006                                                  19,750         14,417
0%/12.25% 2006(1)                                             11,293          6,550
0% convertible debentures 2018(4)                             10,508            972       .79
Jupiters Ltd. 8.50% 2006(4)                                   19,180         18,509       .67
International Game Technology:
7.875% 2004                                                   11,000         10,505
8.375% 2009                                                    4,000          3,810       .52
Premier Parks Inc.:
9.25% 2006                                                     4,000          3,760
9.75% 2007                                                    10,000          9,500       .48
Harrah's Operating Co., Inc. 7.875% 2005                      13,725         13,107       .47
Regal Cinemas, Inc.:
9.50% 2008                                                     2,000          1,360
8.875% 2010                                                   17,800         11,570       .47
Sun International Hotels Ltd.,
Sun International North America, Inc.:
8.625% 2007                                                    3,750          3,488
9.00% 2007                                                     9,000          8,550       .43
Carmike Cinemas, Inc., Series B, 9.375% 2009                  11,500         10,580       .38
Florida Panthers Holdings, Inc. 9.875% 2009                   11,000         10,230       .37
Friendly Ice Cream Corp. 10.50% 2007                           7,375          6,674       .24
KSL Recreation Group, Inc. 10.25% 2007                         6,250          6,125       .22
Loews Cineplex Entertainment Corp. 8.875% 2008                 4,000          3,620       .13
Mirage Resorts, Inc. 6.625% 2005                               2,000          1,843       .06
Six Flags Entertainment Corp. 8.875% 2006                        500            470       .01
                                                                         --------------------
                                                                            230,060      8.28
                                                                         --------------------

Broadcasting & Publishing  -  6.16%
Chancellor Media Corp. of Los Angeles:
9.375% 2004                                                   14,500         14,826
8.125% 2007                                                    9,500          9,120
Series B, 8.75% 2007                                           6,450          6,385
8.00% 2008                                                     2,000          1,940
9.00% 2008                                                     1,000          1,010      1.20
American Media Operation 10.25% 2009                          18,000         17,505       .63
Ziff-Davis Inc. 8.50% 2008                                    16,500         15,840       .57
TransWestern  Publishing Co. LLC 9.625% 2007                  16,050         15,528       .56
Sun Media Corp.:
9.50% 2007                                                    11,078         11,161
9.50% 2007                                                     3,947          3,977       .55
Gray Communications Systems, Inc. 10.625% 2006                12,120         12,544       .45
Antenna TV SA 9.00% 2007                                      12,450         11,516       .41
Big City Radio, Inc. 0%/11.25% 2005(1)                        14,000          9,660       .35
ACME Intermediate Holdings, LLC, Series B,                    12,689          8,882       .32
 0%/12.00% 2005(1)
Muzak LLC 9.875% 2009(4)                                       3,000          2,895
Muzak Holdings LLC 0%/13.00% 2010(1),(4)                       6,500          3,575       .23
Young Broadcasting Inc.:
10.125% 2005                                                   3,500          3,596
Series B, 8.75% 2007                                           2,000          1,950       .20
Radio One, Inc. 7.00%/12.00% 2004(1)                           4,750          4,976       .18
Cumulus Media Inc. 13.75% preferred 2009(2),(3)                    4share     4,867       .18
RBS Participacoes SA 11.00% 2007(4)                           $4,500          3,251       .12
STC Broadcasting, Inc. 11.00% 2007                             3,000          2,993       .11
Capstar Broadcasting Corp. 12.00% preferred 2009(2)               25share     2,966       .10
                                                                         --------------------
                                                                             170,96      6.16
                                                                         --------------------

Manufacturing  -  5.12%
Graham Packaging Co.:
8.75% 2008                                                   $17,750         16,685
0%/10.75% 2009(1)                                             16,500         10,436       .98
Printpack, Inc.:
Series B, 9.875% 2004                                          5,750          5,563
10.625% 2006                                                  18,930         17,747       .84
Federal-Mogul Corp.:
7.50% 2004                                                     4,500          4,305
7.375% 2006                                                    5,000          4,632
7.75% 2006                                                     2,000          1,882
7.50% 2009                                                     8,000          7,221       .65
Anchor Glass Container Corp. 11.25% 2005                      13,250         13,117       .47
First Pacific Capital Ltd. 2% convertible 2002                12,000         11,760       .42
Hayes Wheels International, Inc. 9.125% 2007                   2,500          2,337
Hayes Lemmerz International, Inc., Series B, 8.25% 2008        8,750          7,700       .36
Key Plastics Holdings, Inc. 10.25% 2007                        9,650          7,913       .28
American Standard Inc.:
7.125% 2006                                                    5,500          5,688
8.25% 2009(4)                                                  1,750          1,689       .27
Ingram Micro Inc. 0% convertible debentures 2018              22,500          7,200       .26
Impress Metal Packaging Holdings BV 9.875% 2007            DM10,600           6,125       .22
Tekni-Plex, Inc. 9.25% 2008                                   $5,995          5,710       .21
Westinghouse Air Brake Co.:
9.375% 2005                                                    1,500          1,485
Series B2, 9.375% 2005                                         1,500          1,485       .11
BREED Technologies, Inc. 9.25% 2008(6)                        30,000          1,200       .04
Reliance Industries Ltd. 10.50% 2046(4)                          500            416       .01
                                                                         --------------------
                                                                             142,29      5.12
                                                                         --------------------


Banking & Financial Services  -  4.99%
Fuji JGB Investment LLC, Series A, 9.87%                      38,455         39,032      1.41
 noncumulative preferred(4)
Advanta Corp.:
7.50% 2000                                                     9,700          9,579
Series B, 7.00% 2001                                           5,500          5,127
Series D, 6.814% 2002                                         10,000          9,034
Series D, 6.98% 2002                                           2,000          1,816       .92
Chevy Chase Bank, FSB 9.25% 2008                               2,000          2,010
Chevy Chase Preferred Capital Corp. 10.375%                      214share    11,449       .48
Providian Financial Corp. 9.525% 2027(4)                     $15,000         13,169       .47
Sakura Capital Funding 6.446% (undated)(4),(7)                14,000         12,250       .44
Komercni Finance BV 9.00%/10.75% 2008(1),(4)                   9,950          9,079       .33
IBJ Preferred Capital Co. LLC, Series A, 8.79%                 6,750          6,446       .23
 noncumulative preferred(4)
Superior Financial Corp. 8.65% 2003(4)                         6,000          5,790       .21
SocGen Real Estate Co. LLC, Series A,                          6,300          5,722       .21
 7.64%/8.406% 2049(1),(4)
BNP U.S. Funding LLC, Series A, 7.738%                         4,750          4,439       .16
 noncumulative preferred(4)
GS Escrow Corp. 7.125% 2005                                    4,000          3,732       .13
                                                                         --------------------
                                                                            138,674      4.99
                                                                         --------------------

Forest Products & Paper  -  4.12%
Kappa Beheer BV:
0%/12.50% 2009(1),(4)                                         26,250         15,532
10.625% 2009(1),(4)                                           17,750         19,018      1.24
Container Corp. of America:
10.75% 2002                                                    5,250          5,421
9.75% 2003                                                    21,500         21,984
Series A, 11.25% 2004                                          5,500          5,720      1.19
Pacifica Papers Inc. 10.00% 2009                              15,750         15,947       .57
Packaging Corp. of America:
9.625% 2009(4)                                                 1,250          1,263
12.375% preferred 2010(2),(3),(4)                                 63share     7,023       .30
Advance Agro Capital BV 13.00% 2007                          $10,125          7,417       .27
Indah Kiat Finance Mauritius Ltd.:
11.875% 2002                                                   4,400          3,311
10.00% 2007                                                    5,200          2,795       .22
Pindo Deli Finance Mauritius Ltd.:
10.25% 2002                                                    5,000          3,088
10.75% 2007                                                    2,925          1,587       .17
Copamex Industrias, SA de CV, Series B, 11.375% 2004           4,625          4,024       .14
APP International Finance Co. BV 11.75% 2005                     275            182       .02
                                                                         --------------------
                                                                            114,312      4.12
                                                                         --------------------

Technology & Electronics  -  3.62%
Advanced Micro Devices, Inc.:
11.00% 2003                                                   11,000          9,900
6.00% convertible subordinated notes 2005                     12,000          8,880       .68
Zilog, Inc. 9.50% 2005                                        18,800         17,390       .63
Micron Technology, Inc. 6.50% 2005(4)                         20,000         15,600       .56
Flextronics International Ltd. 8.75% 2007                     13,750         13,612       .49
Therma-Wave, Inc. 10.625% 2004                                13,250          9,673       .35
EarthWatch Inc.:
0%/12.50% 2005(1),(4),(5)                                      8,640          5,599
Series B, 7.00% convertible preferred 2009(2),(3),(4),(5)        725          2,500
Series C, 8.50% convertible preferred 2009(2),(3),(4),(5)        343            590       .31
SCG Holding Corp., Semiconductor Components                    7,000          7,140       .26
 Industries, LLC 12.00% 2009(4)
Samsung Electronics Co., Ltd. 7.45% 2002(4)                    6,000          5,815       .21
Fairchild Semiconductor Corp. 10.375% 2007(4)                  4,000          3,960       .13
                                                                         --------------------
                                                                            100,659      3.62
                                                                         --------------------


Energy-Related  -  3.32%
Cross Timbers Oil Co.:
Series B, 9.25% 2007                                          10,775         10,667
8.75% 2009                                                    17,620         16,827       .99
Pogo Producing Co.:
8.75% 2007                                                    16,500         15,758
10.375% 2009                                                   6,500          6,760       .81
Petro Stopping Centers, LP 10.50% 2007                        10,250          9,994       .36
Petrozuata Finance, Inc.:
Series A, 7.63% 2009(4)                                        3,500          2,625
Series B, 8.22% 2017(4)                                        6,000          4,080       .24
HS Resources, Inc. 9.25% 2006                                  6,250          6,156       .22
Clark Refining & Marketing, Inc.:
8.375% 2007                                                    1,500          1,312
8.875% 2007                                                    4,500          3,757       .18
McDermott Inc. 9.375% 2002                                     3,275          3,397       .12
Casecnan Water and Energy Co., Inc., Series B, 11.95% 2010     3,500          3,264       .12
Kelley Oil & Gas Corp.:
10.375% senior subordinated notes 2006                         2,975          1,398
10.375% 2006                                                   2,200          1,034       .09
PDVSA Finance Ltd. 9.375% 2007(4)                              2,500          2,390       .09
Newfield Exploration Co., Series B, 7.45% 2007                 1,750          1,641       .06
Pemex Finance Ltd. 10.61% 2017(4)                              1,000          1,015       .04
                                                                         --------------------
                                                                             92,075      3.32
                                                                         --------------------
Miscellaneous Service Companies  -  2.70%
Safety-Kleen Services, Inc. 9.25% 2008                        19,375         19,472
Safety-Kleen Corp. 9.25% 20009                                 4,750          4,774       .87
Allied Waste North America, Inc.:
7.625% 2006                                                      500            451
10.00% 2009(4)                                                24,750         23,079       .85
USA Waste Services, Inc. 4.00% 2002                            9,500          8,265
WMX Technologies, Inc. 6.375% 2003                             1,000            920
Waste Management, Inc. 6.875% 2009 (4)                         1,500          1,307       .38
Iron Mountain Inc.:
8.75% 2009                                                     5,370          5,048
10.125% 2009                                                   3,000          3,105       .29
Protection One Alarm Monitoring, Inc. 13.625% 2005             6,166          5,611       .20
Concentra Operating Corp., Series A, 13.00% 2009(4)            3,000          3,000       .11
                                                                         --------------------
                                                                             75,032      2.70
                                                                         --------------------
Consumer Products  -  2.28%
Canandaigua Wine Co., Inc.:
Series C, 8.75% 2003                                           9,750          9,555
8.75% 2003                                                     8,900          8,677       .66
Delta Beverage Group, Inc. 9.75% 2003                         15,735         15,853       .57
Fage Dairy Industry SA 9.00% 2007                              9,250          8,371       .30
Salton/Maxim Housewares, Inc. 10.75% 2005                      7,050          7,209       .26
DGS International Finance Co.:
10.00% 2007(4)                                                 6,250          4,141
10.00% 2007                                                      275            182       .16
Home Products International, Inc. 9.625% 2008                  3,250          2,892       .10
New World Pasta Co. 9.25% 2009                                 3,000          2,790       .10
AKI, Inc. 10.50% 2008                                          1,250          1,112
AKI Holding Corp. 0%/13.50% 2009(1)                            3,750          1,575       .10
WestPoint Stevens Inc. 7.875% 2005                             1,000            935       .03
                                                                         --------------------
                                                                             63,292      2.28
                                                                         --------------------

Health & Personal Care  -  1.80%
Paracelsus Healthcare Corp. 10.00% 2006                       35,825         24,361       .87
Integrated Health Services, Inc.:
5.75% convertible debentures 2001                             11,000          1,430
10.25% 2006                                                   11,250          1,800
Series A, 9.50% 2007                                          37,500          6,000
Series A, 9.25% 2008                                          46,250          7,400       .60
Sun Healthcare Group, Inc.:
Series B, 9.50% 2007(6)                                       24,875          2,488
9.375% 2008(4),(6)                                            19,110          1,911       .16
Tenet Healthcare Corp. 8.00% 2005                              3,750          3,563       .13
Mariner Post-Acute Network, Inc.:
9.50% 2007(6)                                                    750             45
0%/10.50% 2007(1),(6)                                          5,900            295
Mariner Health Group, Inc. 9.50% 2006(6)                      13,625            273       .02
RainTree Healthcare Corp. 11.00% 2003(5),(6)                   2,207            552       .02
                                                                         --------------------
                                                                             50,118      1.80
                                                                         --------------------


Merchandising  -  1.73%
Randall's Food Markets, Inc. 9.375% 2007                      11,500         12,535       .45
Kmart Corp. 9.78% 2020                                        10,500         10,762       .39
DR Securitized Lease Trust, pass-through                       9,855          9,855       .35
 certificates, Series 1994 K-2, 9.35% 2019(8)
Boyds Collection, Ltd., Series B, 9.00% 2008                   8,803          8,627       .31
Sunglass Hut International, Inc 5.25% convertible              5,500          4,249       .16
 debentures 2003
Fred Meyer, Inc.:
7.375% 2005                                                    1,000            986
7.45% 2008                                                     1,000            988       .07
                                                                         --------------------
                                                                             48,002      1.73
                                                                         --------------------

Metals & Materials  -  0.59%
Doe Run Resources Corp., Series B, 11.25% 2005                 9,500          8,930       .32
Kaiser Aluminum & Chemical Corp. 12.75% 2003                   4,500          4,545       .16
Freeport-McMoRan Copper & Gold Inc.:
7.50% 2006                                                       100             75
7.20% 2026                                                     3,825          2,875       .11
                                                                         --------------------
                                                                             16,425       .59
                                                                         --------------------

Transportation  -  0.51%
Teekay Shipping Corp. 8.32% 2008                              12,500         11,625       .41
USAir, Inc., pass-through trust, Series 1993-A3,               2,650          2,647       .10
 10.375% 2013(8)
                                                                         --------------------
                                                                             14,272       .51
                                                                         --------------------


Other  -  1.09%
Wharf International Finance Ltd., Series A,                   10,000          8,922       .32
 7.625% 2007
M.D.C. Holdings, Inc. 8.375% 2008                              9,250          8,325       .30
Swire Pacific Offshore Financing Ltd. 9.33%                      352share     7,560       .27
 cumulative guaranteed perpetual capital securities(4)
Mosaic Re Ltd. 9.062% 2000(4),(7)                             $5,500          5,431       .20
                                                                         --------------------
                                                                             30,238      1.09
                                                                         --------------------

Private Issue Collateralized Mortgage Obligations/
Asset-Backed Sercurities  -  0.68%
Gramercy Place Insurance Ltd., Series 1998-A,                 12,500         12,441       .45
 Class C-2, 8.95% 2002(4)
Chase Commercial Mortgage Securities Corp.,                    5,000          4,221       .15
 Series 1998-2, Class E, 6.39% 2030(8)
GMAC Commercial Mortgage Securities, Inc.,                     2,500          2,156       .08
 Series 1997-C2, Class E, 7.624% 2011
Resolution Trust Corp., Series 1993-C1, Class E,                  13             13       .00
 9.50% 2024(8)
                                                                         --------------------
                                                                             18,831       .68
                                                                         --------------------

U.S. Treasury Obligations  -  0.98%
7.50% November 2001                                           20,000         20,716       .75
7.50% February 2005                                            6,000          6,413       .23
                                                                         --------------------
                                                                             27,129       .98
                                                                         --------------------

Governments(Excluding U.S.)  -  1.82%
United Mexican States Government:
0% 2003(5)                                                      $768              0
Eurobonds:
Global 11.375% 2016                                            7,695          8,137
Series A, units, 5.875% 2019(7)                                  500            428
Global 11.50% 2026                                             2,625          2,897       .41
Panama (Republic of):
Interest Reduction Bond 4.25% 2014(4),(7)                     11,400          8,266
Past Due Interest Eurobond 6.50% 2016(7)                         540            388
8.875% 2027                                                    1,250          1,003       .35
Argentina (Republic of):
Series L, 5.938% Eurobonds, 2005(7)                              930            817
11.75% 2007(4)                                             ARP4,130           3,532
11.75% 2009                                                     $270            261
11.375% 2017                                                   2,750          2,592
9.75% 2027                                                     1,575          1,319       .31
Philippines (Republic of):
8.875% 2008                                                    4,500          4,410
9.875% 2019                                                    3,000          2,850       .26
Brazil (Federal Republic of):
Debt Conversion Bonds, Series L:
5.938% 2012(7)                                                 2,750          1,657
Bearer, 5.938% 2012(7)                                         4,500          2,711
Bearer 8.00% 2014(2)                                           1,942          1,217       .20
Venezuela (Republic of):
Eurobond 6.313% 2007(7)                                        1,619          1,257
Front Loaded Interest Reduction Bond, Series A,                  762            577
 6.00% 2007(6)
9.25% 2027                                                     1,510            997       .10
Turkey (Republic of) 12.375% 2009                              2,675          2,662       .10
Bulgaria (Republic of), Front Loaded Interest                  1,770          1,112       .04
 Reduction Bond 2.75% 2012(7)
South Africa (Republic of) 13.00% 2010                         6,900          1,027       .04
Mendoza (Province of) 10.00% 2007(4)                             500            351       .01
                                                                         --------------------
                                                                             50,468      1.82
                                                          Number of      --------------------
                                                             Shares
Common Stocks & Warrants  -  4.06%
Price Communications Corp.(3)                                879,382         22,040       .79
Omnipoint Corp.(3),(4)                                       328,211         18,339       .66
COLT Telecom Group PLC, warrants, expire 2006                 18,250         13,549       .49
 (United Kingdom)(3),(4),(5)
Nortel Inversora SA, preferred, Class A (American            939,685         11,953       .43
 Depository Receipts) (Argentina)(4),(5)
ACME Communications, Inc.(3)                                 269,104          8,342       .30
Clear Channel Communications, Inc.(3)                         81,012          6,471       .23
Viatel, Inc.(3)                                              205,099          6,063       .22
Cross Timbers Oil Co.                                        350,000          4,725       .17
FelCor Lodging Trust Inc.                                    225,000          3,938       .14
Cumulus Media Inc., Class A (3)                              100,000          3,269       .12
Infinity Broadcasting Corp.(3)                               106,800          3,131       .11
Verio Inc., warrants, expire 2004(3),(4)                      18,450          2,005       .07
Time Warner Telecom Inc.(3)                                   81,900          1,710       .06
Integrated Health Services, Inc.(3)                        1,000,407          1,563       .06
MCI WorldCom, Inc.(3)                                         21,000          1,509       .05
Esat Telecom Group PLC, warrants, expire 2007                 11,250          1,060       .04
(formerly Esat Holdings Ltd.) (Ireland)(3),(4),(5)
Radio One Inc., Class A(3)                                    22,900            950       .03
Comunicacion Celular SA, Class B, warrants,                   15,000            937       .03
 expire 2003 (Colombia)(3),(4)
NTL Inc., warrants, expire 2008(United Kingdom -               6,412            466       .02
 Incorporated in USA)(3),(4),(5)
Allegiance Telecom, Inc., warrants,                            5,000            303       .01
 expire 2008(3),(4),(5)
Globalstar Telecommunications Ltd., warrants,                  2,000            134       .01
 expire 2004(3)
CellNet Data Systems, Inc., warrants,                         47,786             58       .01
 expire 2007(3),(4),(5)
KMC Telecom Holdings Inc., warrants,                          22,500             56       .01
 expire 2008(3),(4)
Protection One Alarm Monitoring, Inc., warrants,              30,400             49       .00
 expire 2005(3),(4),(5)
RainTree Healthcare Corp.(3),(5)                             610,551             31       .00
McCaw International, Ltd., warrants,                           8,500             21       .00
 expire 2007(3),(4),(5)
Conecel Holdings Ltd., Class B, warrants,                    142,450             14       .00
 expire 2000 (Ecuador)(3),(4),(5)
Tultex Corp.:
Warrants, expire 2007(3),(5)                                  81,220              1       .00
Warrants, expire 2007(3),(5)                                  40,610              0       .00
Loral Space & Communications Ltd.(Bermuda)(3)                      1              0       .00
Teletrac Holdings, Inc.:
Warrants(3),(4)                                               13,550              0       .00
Class A, warrants                                            384,986              0       .00
TVN Entertainment Corp., warrants, expire 2008(3),(4),(5)     13,250              0       .00
V2 Music Holdings PLC(United Kingdom):,
Warrants, expire 2000(3),(4)                                   2,250              0       .00
Warrants, expire 2008(3),(4)                                  10,905              0       .00
                                                                         --------------------
                                                                            112,687      4.06
                                                                         --------------------
Total Bonds, Notes & Equity Securities                                     2,601,35     93.66
 (cost: $2,815,769,000)
                                                          Principal      --------------------
                                                             Amount
Short-Term Securities  -  4.40%
General Electric Capital Corp.   5.50%   due 10/1/99         $32,170         32,164      1.16
Alcoa of Australia Ltd.:
5.10% due 10/14/99                                               800            798
5.10% due 10/22/99                                            24,700         24,621       .92
CIT Group, Inc.:
5.28% due 10/27/99                                             7,700          7,670
5.30% due 10/29/99                                            17,300         17,226       .90
Motiva Enterprises LLC, 5.16% due 10/13/99                    20,000         19,962       .72
Eastman Kodak Co.:
5.24% due 10/5/99                                             14,700         14,689
5.30% due 11/10/99                                             5,000          4,970       .70
                                                                         --------------------
Total Short-Term Securities (cost: $122,103,000)                            122,100      4.40
                                                                         --------------------

Total Investment Securities (cost: $2,937,872,000)                         2,723,45     98.06

Excess of cash and receivables over payables                                 53,938      1.94
                                                                         ----------------------
Net Assets                                                                $2,777,38   100.00%
                                                                         =========   =======
(1)Step bond; coupon rate will increase at a later date.
(2)Payment in kind. The issuer has the option of
 paying additional securities in lieu of cash.
(3)Non-income-producing security.
(4)Purchased in a private placement transaction;
 resale may be limited to qualified institutional buyers;
 resale to the public may require registration.
(5)Valued under procedures established by the
 Board of Trustees.
(6)Company not making interest payments,
 bankruptcy proceedings pending.
(7)Coupon rate may change periodically.
(8)Pass-through security backed by a pool of
 mortgages or other loans on which principal
 payments are periodically made. Therefore, the
 effective maturity is shorter than the stated maturity.

See Notes to Financial Statements


American High-Income Trust
Financial Statements
Statement of Assets and Liabilities
at September 30, 1999 (dollars in thousands)
Assets:
 Investment securities
  (cost: $2,937,872)                                                       $   2,723,451
 Cash                                                                              1,148
 Receivables for--
  Sales of investments                                     $   6,851
  Sales of fund's shares                                       5,722
  Forward currency contracts - net                                24
  Accrued dividends and interest                              54,882              67,479
                                                        ------------        ------------
                                                                               2,792,078
Liabilities:
 Payables for--
  Purchases of investments                                     4,777
  Repurchases of fund's shares                                 5,223
  Dividends on fund's shares                                   1,392
  Forward currency contracts - net                             1,729
  Management services                                          1,068
  Accrued expenses                                               500              14,689
                                                        ------------        ------------
Net Assets at September 30, 1999 --
 Equivalent to $13.52 per share on
 205,378,936 shares of beneficial
 interest issued and outstanding;
 unlimited shares authorized                                               $   2,777,389
                                                                            ============


Statement of Operations
for the year ended September 30, 1999
(dollars in thousands)
Investment Income:
 Income:
  Dividends                                                $   4,347
  Interest                                                   263,815      $      268,162
                                                        ------------
 Expenses:
  Management services fee                                     12,363
  Distribution expenses                                        6,614
  Transfer agent fee                                           1,803
  Reports to shareholders                                        133
  Registration statement and prospectus                          290
  Postage, stationery and supplies                               358
  Trustees' fees                                                  29
  Auditing and legal fees                                         55
  Custodian fee                                                   71
  Taxes other than federal income tax                             40
  Other expenses                                                  50              21,806
                                                        ------------        ------------
  Net investment income                                                          246,356
                                                                            ------------
Realized Loss and Unrealized
 Depreciation on Investments:
 Net realized loss                                                               (23,484)
 Net change in unrealized depreciation on:
  Investments                                                (28,268)
  Open forward currency contracts                                972             (27,296)
                                                        ------------        ------------

  Net realized loss and change in unrealized
   depreciation on investments                                                   (50,780)
                                                                            ------------
Net Increase in Net Assets
 Resulting from Operations                                                $      195,576
                                                                            ============


Statement of Changes in Net Assets
(dollars in thousands)

                                                 Year ended          Year ended
                                                 September 30, 1999  September 30, 1998
Operations:                                             ------------        ------------
 Net investment income                                 $     246,356      $      206,542
 Net realized (loss) gain on investments                     (23,484)             16,864
 Net change in unrealized depreciation
  on investments                                             (27,296)           (298,852)
                                                        ------------        ------------
  Net increase (decrease) in net assets
   resulting from operations                                 195,576             (75,446)
                                                        ------------        ------------

Dividends and Distributions
 Paid to Shareholders:
 Dividends from net investment income                       (244,894)           (200,841)
 Distributions from net realized
  gain on investments                                         (8,119)            (47,160)
                                                        ------------        ------------
  Total dividends and distributions                         (253,013)           (248,001)
                                                        ------------        ------------
Capital Share Transactions:
 Proceeds from shares sold:
  75,509,296 and 64,577,666
  shares, respectively                                     1,060,634             986,681
 Proceeds from shares issued in
  reinvestment of net investment
  income dividends and distributions
  of net realized gain on
  investments: 12,742,880 and
  11,414,562 shares, respectively                            178,581             172,376
 Cost of shares repurchased:
  54,497,988 and 38,731,190
  shares, respectively                                      (764,282)           (583,545)
                                                        ------------        ------------
  Net increase in net assets
   resulting from capital share
   transactions                                              474,933             575,512
                                                        ------------        ------------
Total Increase in Net Assets                                 417,496             252,065

Net Assets:
 Beginning of year                                         2,359,893           2,107,828
                                                        ------------        ------------
 End of year (including undistributed
  net investment income: $18,569
  and $14,347, respectively)                           $   2,777,389       $   2,359,893
                                                        ============        ============



See Notes to Financial Statements


              Notes to Financial Statements

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     ORGANIZATION - American High-Income Trust (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks a high level of current income and, secondarily, capital appreciation through a diversified, carefully supervised portfolio consisting primarily of lower rated, higher risk corporate bonds.

     SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

    SECURITY VALUATION - Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Forward currency contracts are valued at the mean of their representative quoted bid and asked prices. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Trustees.

     NON-U.S. CURRENCY TRANSLATION - Assets and liabilities initially expressed in terms of non-U.S. currencies are translated into U.S. dollars at the prevailing market rates at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are included with the net realized and unrealized gain or loss on investment securities.

     SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for as of the trade date. Realized gains and losses from securities transactions are determined based on specific identified cost. In the event securities are purchased on a delayed delivery or when-issued basis, the fund will instruct the custodian to segregate liquid assets sufficient to meet its payment obligations in these transactions. Interest income is recognized on an accrual basis. Market discounts, premiums, and original issue discounts on securities purchased are amortized daily over the expected life of the security.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends to shareholders are declared daily after the determination of the fund's net investment income and are paid to shareholders monthly.

     FORWARD CURRENCY CONTRACTS - The fund may enter into forward currency contracts, which represent agreements to exchange currencies of different countries at specified future dates at specified rates. The fund enters into these contracts to reduce its exposure to fluctuations in foreign exchange rates arising from investments denominated in non-U.S. currencies. The fund's use of forward currency contracts involves market risk in excess of the amount recognized in the statement of assets and liabilities. The contracts are recorded in the statement of assets and liabilities at their net unrealized value. The fund records realized gains or losses at the time the forward contract is closed or offset by a matching contract. The face or contract amount in U.S. dollars reflects the total exposure the fund has in that particular contract. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from possible movements in non-U.S. exchange rates and securities values underlying these instruments. Purchases and sales of forward currency exchange contracts (having the same settlement date and broker) are offset and presented net in the statement of assets and liabilities.

2.   NON-U.S. INVESTMENTS

     INVESTMENT RISK - Investments in securities of non-U.S. issuers in certain countries involve special investment risks. These risks may include, but are not limited to, investment and repatriation restrictions, revaluation of currencies, adverse political, social and economic developments, government involvement in the private sector, limited and less reliable investor information, lack of liquidity, certain local tax law considerations, and limited regulation of the securities markets.

     CURRENCY GAINS AND LOSSES - Net realized currency losses on dividends, interest, sales of non-U.S. bonds and notes, and other receivables and payables, on a book basis, were $51,000 for the year ended September 30, 1999.

3.   FEDERAL INCOME TAXATION

     The fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and intends to distribute all of its net taxable income and net capital gains for the fiscal year. As a regulated investment company, the fund is not subject to income taxes if such distributions are made. Required distributions are determined on a tax basis and may differ from net investment income and net realized gains for financial reporting purposes. In addition, the fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund.

     As of September 30, 1999, net unrealized depreciation on investments, excluding forward currency contracts, for book and federal income tax purposes aggregated $214,355,000, of which $146,302,000 related to appreciated securities and $360,657,000 related to depreciated securities. During the year ended September 30, 1999, the fund realized, on a tax basis, a net capital loss of $26,403,000 on securities transactions. The fund has deffered, for tax purposes, to fiscal year ending September 30, 2000, the recognition of capital losses totaling $21,885,000 which were realized during the period November 1, 1998 through September 30, 1999. The fund had available at September 30, 1999 a net capital loss carryforward totaling $4,518,000 which may be used to offset capital gains realized during subsequent years through 2007 and thereby relieve the fund and its shareholders of any federal income tax liability with respect to the capital gains that are so offset. The fund will not make distributions from capital gains while a capital loss carryforward remains. The fund has recognized, for tax purposes, losses relating to non-U.S. currency transactions totaling $3,668,000 which were realized during the period November 1, 1997 through September 30, 1998. Net gains related to non-U.S. currency transactions of $2,918,000 were treated as an adjustment to ordinary income for federal income tax purposes. The cost of portfolio securities, excluding forward currency contracts, for book and federal income tax purposes was $2,937,872 at September 30, 1999.

4.   FEES AND TRANSACTIONS WITH RELATED PARTIES

     INVESTMENT ADVISORY FEE - The fee of $12,363,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Trustees of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.30% of the first $60 million of average net assets; 0.21% of such assets in excess of $60 million but not exceeding $1 billion; and 0.18% of such assets in excess of $1 billion ("asset-based fee"); plus 3.00% on the first $100 million of the fund's annual gross investment income; and 2.50% of such income in excess of $100 million ("income-based fee").

     DISTRIBUTION EXPENSES - Pursuant to a Plan of Distribution, the fund may expend up to 0.30% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Trustees. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended September 30, 1999, distribution expenses under the Plan were $6,614,000. As of September 30, 1999, accrued and unpaid distribution expenses were $434,000.

American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $2,990,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

     TRANSFER AGENT FEE - American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $1,803,000.

     DEFERRED TRUSTEES' FEES - Trustees who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of September 30, 1999, aggregate deferred amounts and earnings thereon since the deferred compensation plan's adoption (1993), net of any payments to Trustees, were $56,000.

     CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Trustees and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

5.   INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

     The fund made purchases and sales of investment securities, excluding short-term securities, of $1,144,912,000 and $754,653,000, respectively, during the year ended September 30, 1999.

     As of September 30, 1999, accumulated net realized loss on investments was $26,403,000 and paid-in capital was $3,001,283,000. The fund reclassified $2,088,000 and $30,000 from undistributed net realized gains and net investment income, respectively, to additional paid-in capital. Additionally, the fund reclassified $2,841,000 and $51,000 from undistributed net realized gains and realized currency losses, respectively, to net investment income for the year ended September 30, 1999 as a result of permanent differences between book and tax.

     Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $71,000 was paid by these credits rather than in cash.

     At September 30, 1999, the fund had outstanding forward currency contracts to sell non-U.S. currencies as follows:


                                    Contract Amount               U.S. Valuation at 9/30/99
                                     --------------  ------------  ------------  ------------

                                                                                   Unrealized
Non-U.S. Currency Sales Contracts          Non-U.S.          U.S.        Amount  Depreciation
------------------------------------   ------------  ------------  ------------  ------------

Euros
expiring 10/21/99 to 1/31/00           E40,135,000    $42,364,000   $42,992,000     $(628,000)
British pounds
expiring 12/1/99 to 2/10/00            L28,295,000     45,531,000    46,608,000    (1,077,000)
                                                     ------------  ------------  ------------
                                                      $87,895,000   $89,600,000   $(1,705,000)
                                                     ============  ============  ============

Per-Share
Data and Ratios

                                                   Year endSeptembe     30
                                               1999    1998    1997   1996  1995
                                          -------- -------------------------------
Net Asset Value, Beginning
 of Year                                    $13.75  $15.69  $14.86 $14.30 $13.97
                                          -------- -------------------------------
 Income from Investment
  Operations:
  Net investment income                       1.28    1.30    1.26   1.29   1.33
  Net gains or losses on
   securities (both realized
   and unrealized)                            (.17)  (1.60)    .83    .59    .39
                                          -------- -------------------------------
   Total from investment operations           1.11    (.30)   2.09   1.88   1.72
                                          -------- -------------------------------
 Less Distributions:
  Dividends (from net
   investment income)                        (1.29)  (1.30)  (1.24) (1.32) (1.32)
  Distributions (from
   capital gains)                             (.05)   (.34)   (.02)     -   (.07)
                                          -------- -------------------------------
   Total distributions                       (1.34)  (1.64)  (1.26) (1.32) (1.39)
                                          -------- -------------------------------
Net Asset Value, End of Year                $13.52  $13.75  $15.69 $14.86 $14.30
                                          ======== ===============================
Total Return*                                 8.11% (2.40)%  14.66%13.68% 13.34%

Ratios/Supplemental Data:
 Net assets, end of year
  (in millions)                             $2,777  $2,360  $2,108 $1,547 $1,111
 Ratio of expenses to average
  net assets                                   .82%   .81%    .82%   .87%   .89%
 Ratio of net income to
  average net assets                          9.21%   8.76%  8.35%  8.90%  9.72%
 Portfolio turnover rate                    29.79 % 54.63%  53.55% 39.74% 29.56%



*Excludes maximum sales charge of 4.75%.



Independent Auditors' Report

To the Board of Trustees and Shareholders of American High-Income Trust:

     We have audited the accompanying statement of assets and liabilities of American High-Income Trust (the "fund"), including the investment portfolio, as of September 30, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended. These financial statements and per-share data and ratios are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and per-share data and ratios based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at September 30, 1999, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of American High-Income Trust as of September 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

/s/Deloitte & Touche LLP
Los Angeles, California

October 29, 1999


1999 TAX INFORMATION (unaudited)

     We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of distributions.

     Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 1% of the dividends paid by the fund from net investment income represent qualifying dividends.

     Certain states may exempt from income taxation a portion of the dividends paid from net investment income that was derived from direct U.S. Treasury obligations. For purposes of computing this exclusion, 0.9% of the dividends paid by the fund from net investment income were derived from interest on direct U.S. Treasury obligations.

     Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

     SINCE THE AMOUNTS ABOVE ARE REPORTED FOR THE FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV WHICH WILL BE MAILED IN JANUARY 2000 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 1999 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.


                                     PART C
                               OTHER INFORMATION
                           AMERICAN HIGH-INCOME TRUST

ITEM 23. EXHIBITS

(a) Establishment and Designation of Classes of Shares of Beneficial Interest Without
 Par Value dated January 10, 2000
(b) Previously filed (see Post-Effective Amendment No. 14 filed 11/26/97)
(c) Share Certificate
(d) Amended Investment Advisory and Service Agreement dated March 1, 2000
(e) Amended and Restated Principal Underwriting Agreement dated December 14,
1999
(f) None
(g) Previously filed (see Post-Effective Amendment No. 17 filed 11/26/99)
(h) None
(I) Legal Opinion for Class B shares
(j) Consent of Independent Auditors
(k) None
(l) Previously filed (see Post-Effective Amendment No. 14 filed 11/26/97)
(m) Plan of Distribution relating to Class B shares dated December 14, 1999
(n) Multiple Class Plan dated December 14, 1999
(o) None
(p) Codes of Ethics

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

  None

ITEM 25. INDEMNIFICATION

  Registrant is a joint-insured under an Investment Advisor/Mutual Fund Errors and Omissions Policies written by American International Surplus Lines Insurance Company, Chubb Custom Insurance Company and ICI Mutual Insurance Company which insures its officers and trustees against certain liabilities. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which Registrant itself is not permitted to indemnify the individual.

ITEM 25. INDEMNIFICATION (CONTINUED)

  Article VI of the Trust's By-Laws states:

 (a) The Trust shall indemnify any Trustee or officer of the Trust who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than action by or in the right of the Trust) by reason of the fact that such person is or was such Trustee or officer or an employee or agent of the Trust, or is or was serving at the request of the Trust as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person's conduct was unlawful.

  The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person reasonably believed to be opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had reasonable cause to believe that such person's conduct was unlawful.

 (b) The Trust shall indemnify any Trustee or officer of the Trust who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Trust to procure a judgment in its favor by reason of the fact that such person is or was such Trustee or officer or an employee or agent of the Trust, or is or was serving at the request of the Trust as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Trust, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of such person's duty to the Trust unless and only to the extent that the court in which such action or suit was brought, or any other court having jurisdiction in the premises, shall determine upon application that, despite the adjudication of liability but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.

   (c) To the extent that a Trustee or officer of the Trust has been successful on the merits in defense of any action, suit or proceeding referred to in subparagraphs (a) or (b) above or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorney's fees) actually and reasonably incurred by such person in connection therewith, without the necessity for the determination as to the standard of conduct as provided in subparagraph (d).

ITEM 25. INDEMNIFICATION (CONTINUED)

 (d) Any indemnification under subparagraph (a) or (b) (unless ordered by a court) shall be made by the Trust only as authorized in the specific case upon a determination that indemnification of the Trustee or officer is proper in the circumstances because such person has met the applicable standard of conduct set forth in subparagraph (a) or (b). Such determination shall be made (i) by the Board by a majority vote of a quorum consisting of Trustees who were not parties to such action, suit or proceeding, or (ii) if such a quorum of disinterested Trustees so directs, by independent legal counsel in a written opinion; and any determination so made shall be conclusive.

 (e) Expenses incurred in defending a civil or criminal action, writ or proceeding may be paid by the Trust in advance of the final disposition of such action, suit or proceeding, as authorized in the particular case, upon receipt of an undertaking by or on behalf of the Trustee or officer to repay such amount unless it shall ultimately be determined that such person is entitled to be indemnified by the Trust as authorized herein. Such determination must be made by disinterested trustees or independent legal counsel.

 (f) Agents and employees of the Trust who are not Trustees or officers of the Trust may be indemnified under the same standards and procedures set forth above, in the discretion of the Board.

 (g) Any indemnification pursuant to this Article shall not be deemed exclusive of any other rights to which those indemnified may be entitled and shall continue as to a person who has ceased to be a Trustee or officer and shall inure to the benefit of the heirs, executors and administrators of such a person.

 (h) Nothing in the Declaration or in these By-Laws shall be deemed to protect any Trustee or officer of the Trust against any liability to the Trust or to its shareholders to which such person would otherwise be subject by reason of willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

 (i) The Trust shall have power to purchase and maintain insurance on behalf of any person against any liability asserted against or incurred by such person, whether or not the Trust would have the power to indemnify such person against such liability under the provisions of this Article. Nevertheless, insurance will not be purchased or maintained by the Trust if the purchase or maintenance of such insurance would result in the indemnification of any person in contravention of any rule or regulation of the Securities and Exchange Commission.

  Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer of controlling person of the registrant in the successful defense of any action, suit or proceeding) is

ITEM 25. INDEMNIFICATION (CONTINUED)

asserted by such Trustee, officer of controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

  None

ITEM 27. PRINCIPAL UNDERWRITERS

  (a) American Funds Distributors, Inc. is also the Principal Underwriter of shares of: AMCAP Fund, Inc., American Balanced Fund, Inc., The American Funds Income Series, The American Funds Tax-Exempt Series I, The American Funds Tax-Exempt Series II, American High-Income Municipal Bond Fund, Inc., American Mutual Fund, Inc., The Bond Fund of America, Inc., Capital Income Builder, Inc., Capital World Bond Fund, Inc., Capital World Growth and Income Fund, Inc., The Cash Management Trust of America, EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., The Investment Company of America, Intermediate Bond Fund of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., New World Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Money Fund of America, U.S. Treasury Money Fund of America and Washington Mutual Investors Fund, Inc.

(B)                 (1)                                                          (2)              (3)



       NAME AND PRINCIPAL                       POSITIONS AND OFFICES          POSITIONS AND OFFICES

          BUSINESS ADDRESS                        WITH UNDERWRITER               WITH REGISTRANT



       David L. Abzug                           Regional Vice President        None

       27304 Park Vista Road

       Agoura Hills, CA 91301



       John A. Agar                             Vice President                 None

       #61 Point West Circle

       Little Rock, AR 72211



       Robert B. Aprison                        Vice President                 None

       2983 Bryn Wood Drive

       Madison, WI  53711



L      William W. Bagnard                       Vice President                 None



       Steven L. Barnes                         Senior Vice President          None

       5400 Mount Meeker Road

       Suite 1

       Boulder, CO  80301-3508



B      Carl R. Bauer                            Assistant Vice President       None



       Michelle A. Bergeron                     Senior Vice President          None

       4160 Gateswalk Drive

       Smyrna, GA 30080



       J. Walter Best, Jr.                      Regional Vice President        None

       9013 Brentmeade Blvd.

       Brentwood, TN 37027



       Joseph T. Blair                          Senior Vice President          None

       148 E. Shore Ave.

       Groton Long Point, CT 06340



       John A. Blanchard                        Vice President                 None

       6421 Aberdeen Road

       Mission Hills, KS  66208



       Ian B. Bodell                            Senior Vice President          None

       P.O. Box 1665

       Brentwood, TN  37024-1665



       Mick L. Brethower                        Senior Vice President          None

       29003 Colonial Drive

       Georgetown, TX 78628



       Alan Brown                               Regional Vice President        None

       4129 Laclede Avenue

       St. Louis, MO 63108



B      J. Peter Burns                           Vice President                 None



       Brian C. Casey                           Regional Vice President        None

       8002 Greentree Road

       Bethesda, MD  20817



       Victor C. Cassato                        Senior Vice President          None

       609 W. Littleton Blvd., Suite 310

       Greenwood Village, CO  80120

       Christopher J. Cassin                    Senior Vice President          None

       19 North Grant Street

       Hinsdale, IL  60521



       Denise M. Cassin                         Vice President                 None

       1301 Stoney Creek Drive

       San Ramon, CA  94538



L      Larry P. Clemmensen                      Director                       None



L      Kevin G. Clifford                        Director, President and        None
                                                Co-Chief

                                                Executive Officer



       Ruth M. Collier                          Senior Vice President          None

       29 Landsdowne Drive

       Larchmont, NY 10538



S      David Coolbaugh                          Assistant Vice President       None



H      Carlo O. Cordasco                        Assistant Vice President       None



       Thomas E. Cournoyer                      Vice President                 None

       2333 Granada Boulevard

       Coral Gables, FL  33134



       Douglas A. Critchell                     Senior Vice President          None

       3521 Rittenhouse Street, N.W.

       Washington, D.C.  20015



L      Carl D. Cutting                          Vice President                 None



       William Daugherty                        Regional Vice President        None

       1216 Highlander Way

       Mechanicsburg, PA 17055



       Daniel J. Delianedis                     Regional Vice President        None

       8689 Braxton Drive

       Eden Prairie, MN  55347



       Michael A. Dilella                       Vice President                 None

       P. O. Box 661

       Ramsey, NJ  07446



       G. Michael Dill                          Senior Vice President          None
       505 E. Main Street

       Jenks, OK  74037



       Kirk D. Dodge                            Senior Vice President          None

       633 Menlo Avenue, Suite 210

       Menlo Park, CA  94025



       Peter J. Doran                           Director, Executive Vice       None
                                                President

       100 Merrick Road, Suite 216W

       Rockville Centre, NY 11570



L      Michael J. Downer                        Secretary                      Vice President



       Robert W. Durbin                         Vice President                 None

       74 Sunny Lane

       Tiffin, OH  44883



I      Lloyd G. Edwards                         Senior Vice President          None



L      Paul H. Fieberg                          Senior Vice President          None



       John Fodor                                Vice President                None

       15 Latisquama Road

       Southborough, MA  01772



       Daniel B. Frick                          Regional Vice President        None

       845 Western Avenue

       Glen Ellyn, IL 60137



       Clyde E. Gardner                         Senior Vice President          None

       Route 2, Box 3162

       Osage Beach, MO  65065



B      Evelyn K. Glassford                      Vice President                 None



       Jeffrey J. Greiner                       Vice President                 None

       12210 Taylor Road

       Plain City, OH  43064



L      Paul G. Haaga, Jr.                       Director                       Chairman and Trustee



B      Mariellen Hamann                         Assistant Vice President       None



       David E. Harper                          Senior Vice President          None

       150 Old Franklin School Road

       Pittstown, NJ 08867



H      Mary Pat Harris                          Assistant Vice President       None



       Ronald R. Hulsey                         Vice President                 None

       6744 Avalon

       Dallas, TX  75214



       Robert S. Irish                          Regional Vice President        None

       1225 Vista Del Mar Drive

       Delray Beach, FL  33483



       Michael J. Johnston                      Director                       None

       630 Fifth Avenue, 36th Floor

       New York, NY  10111



B      Damien M. Jordan                         Vice President                 None



       Arthur J. Levine                         Senior Vice President          None

       12558 Highlands Place

       Fishers, IN  46038



B      Karl A. Lewis                            Assistant Vice President       None



       T. Blake Liberty                         Regional Vice President        None

       5506 East Mineral Lane

       Littleton, CO  80122



       Mark J. Lien                             Regional Vice President        None

       5570 Beechwood Terrace

       West Des Moines, IA 50266



L      Lorin E. Liesy                           Assistant Vice President       None



L      Susan G. Lindgren                        Vice President -               None
                                                Institutional

                                                Investment Services



LW     Robert W. Lovelace                       Director                       None



       Stephen A. Malbasa                       Vice President                 None

       13405 Lake Shore Blvd.

       Cleveland, OH  44110

       Steven M. Markel                         Senior Vice President          None

       5241 South Race Street

       Littleton, CO  80121



L      J. Clifton Massar                        Director, Senior Vice          None
                                                President



L      E. Lee McClennahan                       Senior Vice President          None



S      John V. McLaughlin                       Senior Vice President          None



       Terry W. McNabb                          Vice President                 None

       2002 Barrett Station Road

       St. Louis, MO  63131



L      R. William Melinat                       Vice President -               None
                                                Institutional

                                                Investment Services



       David R. Murray                          Vice President                 None

       60 Briant Drive

       Sudbury, MA  01776



       Stephen S. Nelson                        Vice President                 None

       P.O. Box 470528

       Charlotte, NC  28247-0528



       William E. Noe                           Regional Vice President        None

       304 River Oaks Road

       Brentwood, TN  37027



       Peter A. Nyhus                           Vice President                 None

       3084 Wilds Ridge Court

       Prior Lake, MN  55372



       Eric P. Olson                            Vice President                 None

       62 Park Drive

       Glenview, IL  60025



       Gary A. Peace                            Regional Vice President        None

       291 Kaanapali Drive

       Napa, CA 94558



       Samuel W. Perry                          Regional Vice President        None

       6133 Calle del Paisano

       Scottsdale, AZ 85251

       Fredric Phillips                         Senior Vice President          None

       175 Highland Avenue, 4th Floor

       Needham, MA  02494



B      Candance D. Pilgrim                      Assistant Vice President       None



       Carl S. Platou                           Vice President                 None

       7455 80th Place, S.E.

       Mercer Island, WA  98040



L      John O. Post                             Senior Vice President          None



S      Richard P. Prior                         Vice President                 None



       Steven J. Reitman                        Senior Vice President          None

       212 The Lane

       Hinsdale, IL  60521



       Brian A. Roberts                         Vice President                 None

       244 Lambeau Lane

       Glenville, NC  28736



       George S. Ross                           Senior Vice President          None

       55 Madison Avenue

       Morristown, NJ  07960



L      Julie D. Roth                            Vice President                 None



L      James F. Rothenberg                      Director                       None



       Douglas F. Rowe                          Vice President                 None

       414 Logan Ranch Road

       Georgetown, TX  78628



       Christopher S. Rowey                     Regional Vice President        None

       9417 Beverlywood Street

       Los Angeles, CA  90034



       Dean B. Rydquist                         Senior Vice President          None

       1080 Bay Pointe Crossing

       Alpharetta, GA  30005



       Richard R. Samson                        Senior Vice President          None

       4604 Glencoe Avenue, #4

       Marina del Rey, CA  90292



       Joseph D. Scarpitti                      Vice President                 None

       31465 St. Andrews

       Westlake, OH  44145



L      R. Michael Shanahan                      Director                       None



       Brad W. Short                            Regional Vice President        None

       306 15th Street

       Seal Beach, CA 90740



       David W. Short                           Chairman of the Board and      None

       1000 RIDC Plaza, Suite 212               Co-Chief Executive
                                                Officer

       Pittsburgh, PA 15238



       William P. Simon                         Senior Vice President          None

       912 Castlehill Lane

       Devon, PA 19333



L      John C. Smith                            Assistant Vice President       None
                                                -

                                                Institutional Investment
                                                Services



       Rodney G. Smith                          Vice President                 None

       100 N. Central Expressway

       Suite 1214

       Richardson, TX  75080



S      Sherrie L. Snyder-Senft                  Assistant Vice President       None



       Anthony L. Soave                         Regional Vice President        None

       8831 Morning Mist Drive

       Clarkston, MI 48348



       Therese L. Souiller                      Assistant Vice President       None

       2652 Excaliber Court

       Virginia Beach, VA 23454



       Nicholas D. Spadaccini                   Regional Vice President        None

       855 Markley Woods Way

       Cincinnati, OH  45230



L      Kristen J. Spazafumo                     Assistant Vice President       None



       Daniel S. Spradling                      Senior Vice President          None

       181 Second Avenue

       Suite 228

       San Mateo, CA  94401



LW     Eric H. Stern                            Director                       None



B      Max D. Stites                            Vice President                 None



       Thomas A. Stout                          Regional Vice President        None

       1004 Ditchley Road

       Virginia Beach, VA 23451



       Craig R. Strauser                        Vice President                 None

       3 Dover Way

       Lake Oswego, OR  97034



       Francis N. Strazzeri                     Senior Vice President          None

       31641 Saddletree Drive

       Westlake Village, CA  91361



L      Drew W. Taylor                           Assistant Vice President       None



S      James P. Toomey                          Vice President                 None



I      Christopher E. Trede                     Vice President                 None



       George F. Truesdail                      Vice President                 None

       400 Abbotsford Court

       Charlotte, NC  28270



       Scott W. Ursin-Smith                     Vice President                 None

       60 Reedland Woods Way

       Tiburon, CA  94920



       J. David Viale                           Regional Vice President        None

       7 Gladstone Lane

       Laguna Niguel, CA 92677



       Thomas E. Warren                         Regional Vice President        None

       119 Faubel Street

       Sarasota, FL  34242



L      J. Kelly Webb                            Senior Vice President,         None

                                                Treasurer and Controller



       Gregory J. Weimer                        Vice President                 None

       206 Hardwood Drive

       Venetia, PA  15367



B      Timothy W. Weiss                         Director                       None



       George J. Wenzel                         Regional Vice President        None

       3406 Shakespeare Drive

       Troy, MI 48084



       J. D. Wiedmaier                          Assistant Vice President       None

       3513 Riverstone Way

       Chesapeake, VA 23325



       Timothy J. Wilson                        Vice President                 None

       113 Farmview Place

       Venetia, PA  15367



B      Laura L. Wimberly                        Vice President                 None



H      Marshall D. Wingo                        Director, Senior Vice          None
                                                President



L      Robert L. Winston                        Director, Senior Vice          None
                                                President



       William R. Yost                          Vice President                 None

       9320 Overlook Trail

       Eden Prairie, MN  55347



       Janet M. Young                           Regional Vice President        None

       1616 Vermont

       Houston, TX  77006



       Scott D. Zambon                          Regional Vice President        None

       2887 Player Lane

       Tustin Ranch, CA  92782


__________
L Business Address, 333 South Hope Street, Los Angeles, CA  90071
LW Business Address, 11100 Santa Monica Boulevard, 15th Floor, Los Angeles, CA 90025
B Business Address, 135 South State College Boulevard, Brea, CA  92821
S Business Address, 3500 Wiseman Boulevard, San Antonio, TX  78251
H Business Address, 5300 Robin Hood Road, Norfolk, VA 23513
I Business Address, 8332 Woodfield Crossing Blvd., Indianapolis, IN 46240

 (c) None

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

 Accounts, books and other records required by Rules 31a-1 and 31a-2 under the Investment Company Act of 1940, as amended, are maintained and held in the offices of its investment adviser, Capital Research and Management Company, 333 South Hope Street, Los Angeles, California 90071, and/or 135 South State College Boulevard, Brea, California 92821.

 Registrant's records covering shareholder accounts are maintained and kept by its transfer agent, American Funds Service Company, 135 South State College Boulevard, Brea, California 92821, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240, 3500 Wiseman Boulevard, San Antonio, Texas 78251 and 5300 Robin Hood Road, Norfolk, VA 23513.

 Registrant's records covering portfolio transactions are maintained and kept by its custodian, The Chase Manhattan Bank, One Chase Manhattan Plaza, New York, New York 10081.

ITEM 29. MANAGEMENT SERVICES

 None

ITEM 30. UNDERTAKINGS
 n/a


                            SIGNATURE OF REGISTRANT

 Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, and State of California, on the 7/th/ day of March, 2000.

   AMERICAN HIGH-INCOME TRUST
   By /s/ Paul G. Haaga, Jr.
      (Paul G. Haaga, Jr., Chairman of the Board)

 Pursuant to the requirements of the Securities Act of 1933, this amendment to registration statement has been signed below on March 7, 2000, by the following persons in the capacities indicated.

         SIGNATURE                                TITLE

(1)      Principal Executive Officer:

         /s David C. Barclay                      President

            (David C. Barclay)

(2)      Principal Financial Officer
         and Principal Accounting Officer:

         /s/ Anthony W. Hynes, Jr.                Treasurer

            (Anthony W. Hynes, Jr.)

(3)      Trustees:

         Richard G. Capen, Jr.*                   Trustee

         H. Frederick Christie*                   Trustee

         Don R. Conlan*                           Trustee

         Diane C. Creel*                          Trustee

         Martin Fenton*                           Trustee

         Leonard R. Fuller*                       Trustee

         /s/ Abner D. Goldstine                   Vice Chairman and
                                                  Trustee

            (Abner D. Goldstine)

         /s/ Paul G. Haaga, Jr.                   Chairman and Trustee

            (Paul G. Haaga, Jr.)

         Richard G. Newman*                       Trustee

         Frank M. Sanchez*                        Trustee


*By  /s/ Julie F. Williams
 Julie F. Williams, Attorney-in-Fact
  Counsel represents that this amendment does not contain disclosures that would make the amendment ineligible for effectiveness under the provisions of rule 485(b).

       /s/ Michael J. Downer
       (Michael J. Downer)
                       American High-Income Trust -- C-15